File No. 333-120600
Filed on May 1, 2021	File No. 811-21613

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	17	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	24	☒
(Check appropriate box or boxes)
VARIABLE ANNUITY ACCOUNT B (SecureDesigns)
(Exact Name of Registrant)
First Security Benefit Life Insurance and Annuity Company of New York
(Name of Depositor)
121 State Street, Albany, New York 12207
(Address of Depositor’s Principal Executive Offices)
1-800-355-4570
(Depositor’s Telephone Number, Including Area Code)
Chris Swickard, Associate General Counsel First Security Benefit Life Insurance and Annuity Company of New York One Security Benefit Place, Topeka, KS 66636-0001
(Name and Address of Agent for Service
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2021, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on May 1, 2021, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

SECUREDESIGNS ® VARIABLE ANNUITY

May 1, 2021

Important Privacy
Notice Included

See Back Cover

Variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York and offered by Security Distributors, LLC.
695932-69594-00	2021/05/01

SECUREDESIGNS® VARIABLE ANNUITY

Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Variable Annuity Account B
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497 1-800-888-2461

This Prospectus describes the SecureDesigns Variable Annuity—an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account B (the “Separate Account”), or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

6959    Protected by U.S. Patent No. 7,251,623 B1. 32-69594-00   2021/05/01

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
2

Table of Contents

Definitions	5
Important Information You Should Consider About the Contract	7
Overview of the Contract	9
Purpose of the Contract	9
Phases of the Contract	10
Contract Features	10
Additional Services	11
Fee Table	11
Transaction Expenses	12
Annual Contract Expenses	13
Annual Underlying Fund Expenses	14
Examples	14
Principal Risks of Investing in the Contract	14
Risk of Investment Loss	14
Short-Term Investment Risk/Withdrawal Risk	14
Subaccount Risk	15
Managed Volatility Fund Risk	15
Purchase Payment Risk	15
Financial Strength and Claims-Paying Ability Risk	15
Cybersecurity and Business Disruption Risk	15
Credit Enhancement Risk	15
Tax Consequences Risk	16
Advisory Fee Deduction Risk	16
Information About the Company, the Separate Account, and the Underlying Funds	16
First Security Benefit Life Insurance and Annuity Company of New York	16
Published Ratings	16
Separate Account	16
Underlying Funds	17
Charges and Deductions	19
Transaction Expenses	19
Contingent Deferred Sales Charge	19
Premium Tax Charge	19
Deduction of Advisory Fees	20
Annual Contract Expenses	21
Mortality and Expense Risk Charge	21
Administration Charge	22
Account Administration Charge	22
Loan Interest Charge	22
Other Charges	23
Variations in Charges	22
Optional Rider Charges	23
Underlying Fund Expenses	23
The Contract	24
General	24
Important Information About Your Benefits Under The Contract	24
Application for a Contract	24
Purchase Payments	25
Allocation of Purchase Payments	25
Dollar Cost Averaging Option	26
Asset Reallocation Option	27
Transfers of Contract Value	28
Contract Value	31
Determination of Contract Value	31
Cut-Off Times	32
Full and Partial Withdrawals	33
Withdrawals to Pay Advisory Fees	34
Systematic Withdrawals	34
Free-Look Right	35
Death Benefit	35
Distribution Requirements	37
Death of the Annuitant	38
Benefits Under the Contract	42
Optional Riders	42
Annual Stepped Up Death Benefit	44
Extra Credit	46
Alternate Withdrawal Charge	47
Riders Previously Available for Purchase	47
Annuity Period	47
General	48
Annuity Options	50
Selection of an Option	50
The Fixed Account	51
Interest	51
Death Benefit	51
Contract Charges	51
Transfers and Withdrawals from the Fixed Account	52

3

Payments from the Fixed Account	52
More About the Contract	52
Ownership	52
Designation and Change of Beneficiary	52
Dividends	53
Payments from the Separate Account	53
Proof of Age and Survival	53
Misstatements	53
Cyber Security and Certain Business Continuity Risks	53
Loans	54
Restrictions on Withdrawals from Qualified Plans	55
Federal Tax Matters	56
Introduction	56
Tax Status of the Company and the Separate Account	56
Income Taxation of Annuities in General—Non‑Qualified Contracts	57
Additional Considerations	58
Qualified Plans	59
Other Tax Considerations	63
Other Information	64
Voting of Underlying Fund Shares	64
Changes to Investments	65
Changes to Comply with Law and Amendments	65
Reports to Owners	65
Electronic Privileges	66
Legal Proceedings	66
Sale of the Contract	66

Additional Information	67
Registration Statement	67
Financial Statements	67

Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions	A-1

Appendix B – Riders Available for Purchase Only Prior to February 1, 2010	B-1
Appendix C – Bonus Credit Rider	C-1

The Contract is available only in New York. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

4

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — For certain Contracts issued between September 1, 2005 and December 31, 2007, an amount added to Contract Value under the Bonus Credit Rider.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible premium deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract, which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans, as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See the “Fixed Account.”
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
5

Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3%.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account B, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate less any applicable withdrawal charges and any uncollected premium taxes.
6

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase Payments, including any Bonus Credits paid), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $7,000.
				Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions ( e.g. , transferring money between investment options).			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. Interest on any Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Fee Table – Examples

Charges and Deductions –

Mortality and Expense Risk Charge

Administration Charge

Account Administration
Charge

Optional Rider Charges

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.76%	1.01%
	Investment options[2] (Underlying Fund fees and expenses)	0.61%	3.98%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.25%	0.70%
[1]   As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs .

	Lowest Annual Cost: $1,254.21	Highest Annual Cost: $4,257.54
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals
•   No Contract loans
•   No Credit Enhancement amounts

7

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short‑Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate Contract guarantees.
•   The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•   Each investment option (including the Fixed Account option, if available) has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security Benefit Life Insurance and Annuity Company of New York. Any obligations (including under the Fixed Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com .
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   There are certain restrictions on transfers between the Fixed Account and Subaccounts.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.

General Information

The Contract – Transfers of Contract Value – Frequent Transfer Restrictions

The Fixed Account   – Transfers and Withdrawals from the Fixed Account

Other Information – Changes to Investments

8

Optional Benefits
•   Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•   Certain optional benefits are not available in every state and are subject to age restrictions.
•   Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•   Optional benefits may further limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•   Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
• If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Benefits Under the Contract – Optional Riders

Benefits Under the Contract – Riders Previously Available for Purchase

The Contract – Withdrawals to Pay Advisory Fees

Charges and Deductions – Deduction of Advisory Fees

	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers.

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we
9

use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge  and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in underlying mutual funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. In only limited circumstances, the Fixed Account option which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account.
A list of the Subaccounts under the Contract is provided in Appendix A:  Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.
Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract, except there are certain payout options which provide for withdrawals. Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization.
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) complete surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefits. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to
10

purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan.
      Extra Credit Rider. For an additional cost during the first seven Contract years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s 7 year withdrawal charge schedule.
Optional Living Benefits. Prior to February 1, 2010, we offered various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Additional Services.
•	Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account on a monthly, quarterly, semiannual, or annual basis.
•	Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
•
Systematic Withdrawals.   You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering , and making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
  The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
11

Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, and /or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the beginning of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract ( not including Underlying Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below .
12

Annual Contract Expenses
	Charge
Administrative Expenses	$30[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	4.4%
Base Contract Expenses (as a percentage of average Contract Value) [3]	1.00%
Riders Available for Purchase with the Contract*	Current	Maximum
Annual Stepped Up Death Benefit Rider	0. 25%
Alternate Withdrawal Charge (0-Year)	0. 70%
Alternate Withdrawal Charge (4-Year) [5]	0.60%
Riders No Longer Available – Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit	0.25%
5% Guaranteed Minimum Income Benefit	0.40%
Guaranteed Minimum Withdrawal Benefit Rider [4]	0.55%	1.10%
3% Extra Credit [4]	0.40%
5% Extra Credit [4]	0 .70%
  * If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
1    We call this the account administration charge in your Contract, as well as in other places in this prospectus. An account administration charge of $30 is deducted at each Contract Anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this prospectus.
2   The net loan cost of 4.4% is the difference between the amount of interest the Company charges you for a loan (7.4%) and the amount of interest the Company credits to the Loan Account (3%).
3   This charge is based on the percentage of Contract Value allocated to the Separate Account. It is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.15% and is deducted daily. The administration charge is equal to an annual rate of 0.15% and is deducted daily. The mortality and expense risk charge portion, which is 0.85%, is reduced for larger Contract Values as follows: Less than $25,000 – 0.85%; At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. The minimum mortality and expense risk charge is deducted daily. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25%, in lieu of the amounts described above, and is deducted daily. See the discussion under Base Contract Expenses – “Mortality and Expense Risk Charge ” later in this Prospectus.
4    The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.70% (1.55% if your Contract was issued before September 1, 2005; provided however, that you may not select riders with total charges in excess of 1.00% if one of the riders you select is the 0‑Year Alternate Withdrawal Charge Rider).
5     If the Company issued your rider before September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions in this Prospectus.
13

Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.61%	3.98%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements) [1]	0.60%	2.00%

1
 Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022 .

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract . The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expense	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$ 12,875.52	$ 24,739.25	$35,401.23	$ 61,518.71
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$ 6,634.72	$ 19,569.40	$ 32,070.26	$ 61,518.71

Based on the Least Expensive Annual Underlying Fund Expense	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$ 9,707.93	$ 15,852.03	$ 21,201.40	$ 36,138.44
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$ 3,349.18	$ 10,217.14	$ 17,317.63	$ 36,138.44

Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it is not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce
14

the value of certain optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.

Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed benefits, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance

Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.

Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”

Credit Enhancement Risk  — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, a Credit Enhancement does not increase the value of such benefits
Purchase Payment Credit Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits.
15

Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — The Company is a life insurance company organized under the laws of the State of New York on November 8, 1994. The Company offers variable annuity contracts in New York and is admitted to do business in that state. The Company is a wholly-owned subsidiary of Security Benefit Corporation (“Security Benefit”), and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a subsidiary of Security Benefit and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a
16

corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments often involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the invest-ment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii)  investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions. We cannot assure that any Underlying Fund will achieve its objective.
Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL.
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Where these payments are made advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds
17

have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0.05% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Fund that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (and/or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the invest-ment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more infor-mation). These payments are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.55% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for their Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments described above, that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund on an annual basis.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub‑adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
18

Charges and Deductions

Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings.  Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the  Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment and Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	A withdrawal of $20,000 is requested in Contract Year 2

19

(ii)	The remaining free withdrawal amount in Contract Year 2 is $10,000

If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
             1 – Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%)) =
$10,000 x (7% / 93%) =
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Deduction of Advisory Fees  —
You may enter into a separate investment advisory agreement with an invest-ment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we
20

do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company’s investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser’s fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser’s fees may be subject to federal and state income tax and a 10% federal penalty tax. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Annual Contract Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%

21

During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for it to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments can be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in the Company’s role as intermediary, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Administrative Expenses
Account Administration Charge  — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Loan Interest Charge  — The Company charges interest on a loan at an annual effective rate of 7.4%. The Company also will credit the amount in the Loan Account with an annual effective rate of 3%. Because the Contract Value maintained in the Loan Account is always equal in amount to the outstanding loan balance and earns an annual effective rate of 3%, the net cost of a loan is 4.4%. Thus, the highest net cost of a loan you may be charged is 4.4%.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
22

Variations in Charges  — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges  — In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue.
The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company generally will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Currently, you may not select riders with total charges in excess of 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider.
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Optional Rider Expenses (as a percentage of Contract Value)
	Annual Rider Charge
	Current	Maximum
Riders Available for Purchase with the Contract
Annual Stepped Up Death Benefit Rider	0.25%
4% Extra Credit Rider [2]	0.55%
0-Year Alternate Withdrawal Charge Rider	0.70%
4-Year Alternate Withdrawal Charge Rider	0.60% [3]
Riders Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.25%
5% Guaranteed Minimum Income Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider [1]	0.55%	1.10%
3% Extra Credit Rider [2]	0.40%
5% Extra Credit Rider [2]	0.70%
1   The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for such Rider is used in calculating the maximum Rider charge of 1.70% and 1.00% with the 0‑Year Alternate Withdrawal Charge Rider. For Contracts issued before September 1, 2005, total rider charges cannot exceed 1.55% and 1.00% with the 0‑Year Alternate Withdrawal Charge Rider.
2   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
3   If the Company issued your rider before September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.

Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the
23

Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non‑Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a   Non‑Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
24

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circum-stances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are the Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the Valuation Period during which it is received by the Company at its Administrative Office; however, if the Purchase Payment is received at or after the close of a Valuation Date (normally 3:00 p.m. Central time), it will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, the Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the
25

Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that becomes no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts.  If we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subac-count’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the transfers shall continue
26

or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, or quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual, or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual, or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual, or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that
27

event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regard-less of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher , which are reflected in underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	The total dollar amount being transferred;
•	The number of transfers you made within a period of calendar days;
•	Transfers to and from (or from and to) the same Subaccount;
•	Whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	Whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

28

There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a specified period beginning on the date of the letter.
If you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only to Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB VPS Dynamic Asset Allocation, AB VPS Small/Mid Cap Value	30 days
American Century VP Ultra®, American Century VP Value , American Century VP Mid Cap Value	30 days
American Funds IS® Asset Allocation, American Funds IS® Capital World Bond, American Funds IS® Global Growth, American Funds IS® Growth-Income, American Funds IS® International, American Funds IS® New World
30 days
BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I., BlackRock High Yield V.I.	30 days
BNY Mellon IP MidCap Stock, BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon VIF Appreciation	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Fidelity® VIP Equity-Income, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Overseas	60 days
Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggen-heim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF SMid Cap Value, Guggen-heim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value, Guggen-heim VIF   StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggen-heim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Global, Invesco V.I. Main Street Small Cap, Invesco V.I. Core Bond, Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. Health Care, Invesco V.I. International Growth, Invesco V.I. Main Street Mid Cap, Invesco V.I. Value Opportunities , Invesco V.I. American
30 days
Invesco V.I. Government Money Market	Unlimited
Ivy VIP Asset Strategy	60 days

29

Subaccount	Transfer Block Restriction (# of Calendar Days)
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC	30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return
30 days
Putnam VT Small Cap Value	30 days
Royce Micro-Cap	30 days
T. Rowe Price Health Sciences	30 days
Templeton Developing Markets VIP Fund, Templeton Global Bond VIP Fund	30 days
Western Asset Variable Global High Yield Bond	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should
30

read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher , which are reflected in Underlying Fund performance .
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,

31

•	Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees ), and
•	Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees ), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attribu-table to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subac-count, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjust-ment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the New York Stock Exchange (the “cut-off time”) to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include loans,
32

transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Option 5. See “Annuity Period.” A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable)
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”
If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.”
The Company requires the signature of all Owners on any request for withdrawal. The Company requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or any premium tax charge in addition to the payment amount. See “Premium Tax Charge.” Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.” No partial withdrawal will be processed which would result in a withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) causes your Contract Value to be less than $2,000 immediately after the Withdrawal and no Purchase Payments have been made in the prior three years, we may terminate the Contract and send you the Withdrawal proceeds. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue
33

Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.

Systematic Withdrawals  — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
34

The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right  — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contract to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Death Benefit  — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If there are Joint Owners, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements” below. If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value.
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if any Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.	The sum of all Purchase Payments and, if applicable, Credit Enhancements applied to the Fixed Account, less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied to the Subaccounts during the 12 months prior to the date of the Owner’s death)

If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.

Example of the Standard Death Benefit . Assume:
(i)	The initial Purchase Payment is $100,000
(ii)	The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)	At the time of the Owner’s death, the Contract Value is $89,000
(ii)	There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
35

If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges).  The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000.  Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased the Annual Stepped Up Death Benefit Rider, your death benefit will be determined in accordance with the terms of the Rider. See the discussion of the Annual Stepped Up Death Benefit Rider. Your death benefit
36

proceeds under the Rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied to the Subaccounts during the 12 months prior to the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under on the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiary’s will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Distribution Requirements  — For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of ”spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims paying ability.
37

Death of the Annuitant  — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

Benefits Under the Contract  —
The following table summarizes information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the greater of all Purchase Payments (less any withdrawals, including withdrawal charges) or the Contract Value.	There is no charge for this option
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or the Contract Value.	There is no charge for this option.
•   The death benefit will be reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•   Purchase payments do not include any Credit Enhancements and/or Bonus Credits.
•   The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allow you to set periodic automatic payments from your contract.	There is no charge for this option.	• Each payment must be at least $100 (unless we consent otherwise). • Withdrawals may be subject to income tax and penalties.
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannaul, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
38

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Contract Loans	Provides the ability to borrow money under your Contract using the Contract Value as the only security for the loan.	7.4% (Net Interest Rate: 4.4% due to 3.00% interest credited on loan amounts)
•   Only permitted in connection with 403(b) Contracts and pursuant to the Employer plan or program.
•   Not available in certain states.
•   A loan must be taken and repaid prior to the Annuity Start Date.
•   Subject to minimum and maximum loan amounts.
•   The Fixed Account must be available under your Contract.
•   Loans must be repaid within 5 years.
•   You forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account on any loaned amounts.

Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) Contract Value, or (3) the Stepped Up Death Benefit.	0.25%
•   We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•   The death benefit is no longer eligible to “step up” on any Contract Anniversary following your 81st birthday.
•   If proof of death and instructions regarding payment are not received by the Company within twelve months of the Owner’s date of death, the death benefit will equal the Contract Value on the Valuation Date such proof and instructions are received.
•   Available if the Owner is age 79 or younger on the Contract Date.
•   Available at Contract issue only.
•   The benefit will terminate at the Annuity Start Date.
•   The death benefit will be reduced by any outstanding Contract Debt, pro rata account administration charge, and outstanding premium tax.
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Alternate Withdrawal Charge (0 Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%	• We may recapture any Credit Enhancement in the event of a full or partial withdrawal. • Available at Contract issue only.

39

Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Alternate Withdrawal Charge (4 Year) [1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60%
•   We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•   Available at Contract issue only.
•   This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances.
•   Available if the Owner is age 80 or younger on the Contract Date.
•   Available at Contract issue only.

40

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year.	There was no charge for this benefit.
• Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
• Bonus Credit is subject to any applicable withdrawal charge.
• Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, provided the initial Purchase Payment was received no later than February 28, 2008
• Not available with the 0-Year Alternate Withdrawal Charge Rider.
• If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase Payment received in the first Contract Year.
• Available if any Owner was age 80 or younger on the Contract Date.

Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a specified amount each Contract Year, regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. You may periodically increase the Benefit Amount through resets.
		Current: 0.55%
•   If a withdrawal (including a withdrawal to pay advisory fees) exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.
•   You are only eligible to reset the remaining Benefit Amount every five years.
•   The rider charge may be increased in the event that you elect a reset.
•   While rider is in effect, we reserve right to restrict subsequent Purchase Payments.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   Available if each Owner and Annuitant is age 85 or younger when the rider is purchased.

		Max: 1.10% [1]
Guaranteed Minimum Income Benefit (3%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% crediting rate, for the purchase of a fixed Annuity only.	0.25%
•   Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.
•   You may only apply the Minimum Income Benefit to purchase certain fixed annuity options.
•   You may not exercise this benefit or convert it to an income stream until your 10th Contract Anniversary.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   Available if the Owner is age 79 or younger on the Contract Date.

Guaranteed Minimum Income Benefit (5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 5% crediting rate, for the purchase of a fixed Annuity only.	0.40%
•   You may only apply the Minimum Income Benefit to purchase certain fixed annuity options.
•   You may not exercise this benefit or convert it to an income stream until your 10th Contract Anniversary.
•   If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account, and the Loan Account.
•   Certain withdrawals could significantly reduce or even terminate the benefits.
•   Available if the Owner is age 79 or younger on the Contract Date.

Extra Credit Rider (3%)	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are subject to recapture under certain circumstances.
•   Available if the Owner is age 80 or younger on the Contract Date.

41

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Extra Credit Rider (5%)	Provides a Credit Enhancement equal to 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.70%
•   Credit Enhancements are only applied to Purchase Payments received in the first Contract Year.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are subject to recapture under certain circumstances.
•   Available if the Owner is age 80 or younger on the Contract Date.

1  The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.

Optional Riders  — Upon your application for the Contract, you may currently select one or more of the following riders:
•	Annual Stepped Up Death Benefit;
•	Extra Credit at 4%; or
•	0-Year or 4-Year Alternate Withdrawal Charge.

The Company makes each rider option available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See the detailed description of the riders below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.For information on riders that are no longer available for purchase, please see Appendix B –Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit  — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the Company will reduce death benefit proceeds by the amount of any Credit Enhancement applied to the Subaccounts within 12 months preceding the date of the Owner’s death; (except with respect to the death benefit calculated under number 1 below). However, the Company will not reduce death benefit proceeds by the amount of any Credit Enhancement applied to the Fixed Account. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments and, if applicable, Credit Enhancements applied to the Fixed Account, less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or

42

3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal and withdrawals to pay advisory feesl), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhance-ments, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”

Example of the Annual Stepped Up Death Benefit . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
(iii)	The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the amount  of the death benefit.

Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal . Assume:
(i)	The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract Anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market
43

performance, the Contract Value has decreased to $49,000 on the second Contract Anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,90The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees . Assume:
(i)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)] =
$125,000 x [1 - ($1,000 / $100,000)] =
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit  — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for Election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is age 80 or younger.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4.0%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any withdrawal charges, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.
44

The Company will recapture Credit Enhancements on partial withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, the Company will recapture the Credit Enhancement, as follows: If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the Annual Stepped Up Death Benefit Rider.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the 4.0% Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4.0%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00

Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:

                        ( Withdrawal Amount - Free Withdrawal Amount)                                  x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)         Enhancement
($20,000 - $10,000) x $5,000 = $526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhance-ments through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to
45

make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge increases in correlation to Purchase Payments and no off-setting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancement are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a tax-qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a tax-qualified Contract.
Alternate Withdrawal Charge  — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of one of the riders, which are available only at issue. If you purchase one of these riders, the withdrawal charge schedule below will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.”
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase one of these riders with the 4‑Year Schedule and you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit.” You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with the Alternate Withdrawal Charge Rider – 4‑Year Schedule is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to
46

seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.

Example of the 0-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)	The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge . Assume:
(i)	The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)	The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)	The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.

Riders Previously Available for Purchase  — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Bonus Credit Rider for a description of these riders.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date must not be earlier than the 12-month anniversary of the Contract Date and may not be deferred beyond the later of the Annuitant’s 90th birthday or the tenth annual Contract anniversary, although the terms of a Qualified Plan and the laws of New York may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available as a variable, fixed, or combination of variable and fixed Annuity for use with the Subaccounts. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes and a pro rata account administration charge, if applicable.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 6 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex
47

rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner can-not change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax adviser before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected. The Contract specifies annuity tables for Annuity Options 1 through 6, described below. The tables, adjusted to reflect the assumed interest rate, contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life
48

Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. The number of Annuity Units used to determine the annuity payment is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 —Period Certain. Periodic annuity payments will be made for a stated period, which may be 10, 15 or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 6 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 6 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity
49

Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 6 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by 1,000 and the result is multiplied by the rate per 1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under Qualified Plans not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option.
The Company does not allow the Annuity Start Date to be deferred beyond the later of the Annuitant’s 90th birthday or the tenth annual Contract Anniversary.
The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The Company’s General Account is subject to regulation and supervision by the New York Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the
50

Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least the specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the New York requirements. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.” If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest with respect to Contract Value allocated to the Fixed Account, to the extent that the resulting credit rate to the Fixed Account is no less than the Guaranteed Rate. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly
51

or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to six transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named
52

as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or
53

the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater ($10,000 limit is not available for contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as they are currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of 3%.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The Company will charge interest on the loan at an annual effective rate of 7.4%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is required no minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account
54

and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value or after the Contract Owner attains age 59½. The Contract will terminate automa-tically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account.  The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract
55

after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract , and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), as of the date of this prospectus, and is not intended as tax advice. No representa-tion is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpreta-tions by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the
56

Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Govern-mental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their invest-ment objectives or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals or withdrawals made to pay the fees of an investment adviser ) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
57

Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic
58

partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated for any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
59

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for deter-mining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ for individuals reaching that age before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ for individuals reaching that age before January 1, 2020). Please note that for employees who die on or after January   1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plan and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
60

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or other-wise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retire-ment plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 105 ,000 to $ 125 ,000 for a married couple filing a joint return and $ 66 ,000 to $ 76 ,000 for a single taxpayer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 198 ,000 and $ 208 ,000 in 2021 . Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72 (70½ for contract owners who reached that age before January   1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax‑free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non‑deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
61

The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contri-bution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2020 ($ 198 ,000 to $ 208 ,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a 401, 403(b) or governmental 457 plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee’s spouse (or employee’s former spouse as beneficiary or alternate payee), an “eligible retire-ment plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with
62

Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions.)
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax adviser.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contact that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
63

Medicare Tax. Distributions from non-qualified annuity contracts are considered “invest-ment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpre-tation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
64

In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the trans-actions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial represen-tative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit
65

these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by the state of New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018 , the amounts paid to SDL in connection with all contracts sold through the Separate Account were $ 122,909, $ 242,294, and $331,153, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
66

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representa-tive for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker Dealers.
These payments may be significant, and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 75097, Topeka, Kansas 66675-0497 or by calling 1‑800‑888‑2461.
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge , call your investment professional or
67

contact us at 1-800-888-2461, e-mail us at F SBLProspectusRequests@securitybenefit.com , or visit https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL .
Make
68

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL . You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to F SBLProspectusRequests@securitybenefit.com.
Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://fsbl.com/annuities/securedesigns/.
Investment Type	Portfolio Company Fund Adviser/ Sub-Adviser	Current Expense Ratio1	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.07%	4.86%	5.76%	N/A
Mid Cap Value	AB VPS Small/Mid Cap Value – Class B Adviser: AllianceBernstein L.P.	1.08%	3.05%	8.07%	8.48%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.16%	1.11%	9.19%	10.27%
Large Cap Growth	American Century VP Ultra ® – Class II Adviser: American Century Investment Management, Inc .	1.16%	49.55%	22.72%	17.68%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc .	1.13%	0.83%	8.67%	9.57%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	12.16%	10.31%	9.68%
Global Bond	American Funds IS ® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	1.08%	9.62%	4.84%	2.83%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.06%	30.17%	15.96%	12.62%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.80%	13.25%	13.65%	12.47%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.05%	13.66%	10.45%	6.43%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.27%	23.29%	13.05%	6.28%
Large Cap Value	BlackRock Equity Dividend V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	3 .57%	10.57%	10.14%
Global Allocation	BlackRock Global Allocation V.I. – Class 3 Adviser: BlackRock Advisors , LLC	1.13%	20.79%	9.17%	6.61%
High Yield Bond	BlackRock High Yield V.I. – Class 3 Adviser: BlackRock Advisors , LLC Sub-Adviser: BlackRock International Limited	0.92%	7.01%	7.60%	6.31%

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio1	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Blend	BNY Mellon IP MidCap Stock – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.12%	7.85%	7.63%	9.75%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	10.64%	11.71%	11.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	69.57%	25.58%	17.35%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	1.06%	23.38%	16.30%	12.44%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.05%	17.73%	9.47%	12.69%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.81%	43.26%	19.84%	15.92%
Large Cap Value	Fidelity ® VIP Equity-Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	0.78%	6.44%	10.41%	9.89%
Large Cap Growth	Fidelity ® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	0.79%	7.59%	11.34%	11.37%
Large Cap Growth	Fidelity ® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	0.89%	68.21%	28.91%	21.53%
High Yield Bond	Fidelity ® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan)	0.92%	2.42%	6.70%	5.30%
International Equity	Fidelity ® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited (FMR H.K); Fidelity Management & Research (Japan) Limited (FMR Japan); FIL Investment Advisors (FIA); FIL Investment Advisors (UK) Limited (FIA(UK)); FIL Investments (Japan) Limited (FIJ)	1.04%	15.33%	8.98%	6.56%
Balanced/Asset Allocation	Franklin Allocation VIP Fund – Class 4 Adviser: Franklin Advisers, LLC Sub-Adviser: Templeton Global Advisors Limited; Franklin Templeton Institutional, LLC	0.97%	11.75%	8.80%	7.48%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	0.69%	6.94%	5.98%

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio1	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.22%	(4.46%)	5.14%	6.27%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.02%	3.43%	4.30%	3.74%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	1.88%	9.67%	9.13%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	3.98%	0.27%	0.90%	4.87%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.47%	0.01%	3.70%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	1.91%	2.60%	(1.33%)	(1.51%)
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	4.93%	2.19%	2.89%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	12.59%	9.51%	8.17%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.91%	7.39%	2.01%	2.38%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	(0.97%)	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	4.30%	10.64%	8.46%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	37.87%	20.27%	15.31%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	32.10%	17.14%	13.68%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	6.65%	8.59%	6.31%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.18%	0.86%	6.73%	8.07%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	(1.09%)	8.30%	9.18%
Intermediate Term Bond	Invesco V.I. Core Bond – Series II Adviser: Invesco Advisers, Inc.	1.19%	9.43%	4.88%	4.93%

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio1	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	9.65%	8.61%	8.29%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.04%	(12.32%)	3.15%	4.96%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	27.34%	14.56%	11.36%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.73%	0.21%	0.70%	0.36%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.98%	14.46%	9.43%	13.09%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.94%	9.33%	7.55%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
Large Cap Value	Invesco V.I. Value Opportunities - Series II Adviser : Invesco Advisers, Inc.	1.40%	5.33%	8.85%	8.20%
Global Allocation	Ivy VIP Asset Strategy Adviser: Ivy Investment Management Company	1.02%	13.88%	8.61%	6.15%
Mid Cap Growth	Janus Henderson Enterprise Portfolio – Service Class Adviser: Janus Capital Management, LLC	0.97%	19.18%	17.92%	14.97%
Large Cap Growth	Janus Henderson Research Portfolio – Service Class Adviser: Janus Capital Management, LLC	0.85%	32.58%	17.38%	14.38%
Intermediate Term Bond	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	0.81%	7.68%	4.04%	3.61%
Multi-Sector Bond	Lord Abbett Series Bond - Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.91%	7.30%	7.41%	6.44%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.24%	72.60%	24.72%	17.32%
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	12.71%	9.34%	5.71%
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	9.52%	8.58%	8.07%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.55%	14.36%	10.18%	2.98%

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio1	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.93%	9.96%	10.17%	7.75%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.95%	6.49%	4.82%	3.64%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	8.43%	6.51%	5.00%
Large Cap Blend	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	19.28%	12.78%	11.40%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.375%	8.01%	7.95%	4.65%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Administrative Class Adviser: Pacific Investment Management Company LLC	1.38%	1.35%	2.67%	(5.39%)
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.20%	6.60%	7.64%	5.22%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar - Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	0.94%	5.56%	4.77%	5.28%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.69%	2.99%	2.01%	1.79%
Inflation-Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.84%	10.59%	4.20%	2.59%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	8.54%	4.65%	3.83%
Small Cap Value	Putnam VT Small Cap Value – Class IB Adviser: Putnam Investment Management, LLC	1.40%	3.96%	7.30%	8.21%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.29%	24.50%	11.64%	5.20%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	29.27%	13.77%	19.87%

Investment Type	Portfolio Company Fund Adviser/Sub-Adviser	Current Expense Ratio1	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.44%	17.18%	15.57%	3.66%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	(4.92%)	0.66%	1.56%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); and Western Asset Management Company Pte. Ltd. (Singapore)	1.10%	7.12%	7.92%	5.56%
1    Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.

Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Income Benefit at 5%	N/A	The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

APPENDIX B
Riders Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application; provided, however, that the Minimum Income Benefit shall not exceed an amount equal to your Purchase Payments, less the amount of any withdrawals (including any withdrawal charges) and any applicable premium tax, times 200%. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount , the Fixed Account , and Loan Account; however, you will still pay the rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniver-sary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)	The initial Purchase Payment is $100,000.
(iii)	No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)	There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Initial Purchase Payment
$100,000 x (1 + .05) (191/365) =
$100,000 x 1.05 (191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals .
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05 (377/365) ). After the withdrawal, the Minimum Income Benefit decreases as follows:

Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000) =
$160,472.50 x (1 - .10) =
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05 (3104/365) )). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65 =
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit .
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05^ (191/365) ). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
$102,586 x (1 - ($1,000 / $100,000)) =
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
Guaranteed Minimum Withdrawal Benefit — If you elected this rider when you purchased the Contract, your “Benefit Amount” is equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to zero. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhance-ment (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniver-sary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%

Annual Withdrawal Amount*	Benefit Amount*
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)	The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing: (i) the excess withdrawal amount by (ii) Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.

Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Calculated Reduction = Excess Withdrawal Amount / (Contract Value Prior to Withdrawal – Remaining Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000) =
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
(Remaining Benefit Amount - Remaining Annual Withdrawal Amount) x (1- Calculated Reduction)
($130,000 - $5,000) x (1 - 12.50%) =
$125,000 x 87.50% = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract Anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract Anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract Anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the   Guaranteed Minimum Withdrawal Benefit . Assume:
(i)	The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)	The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)	The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount =
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)] =
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. If we exercise our right restrict subsequent Purchase Payments, you will be unable to increase your Annual Withdrawal Amount through subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to 0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.

If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

APPENDIX C
Bonus Credit Rider

During the period that began September 1, 2005 and ended December 31, 2007, the Company paid a Bonus Credit equal to 2% of any initial Purchase Payment applied to a Contract issued during that time period; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of September 1, 2005 through December 31, 2007; (2) the Contract was issued without an Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger. The Company applied the Bonus Credit at the time the initial Purchase Payment was effective and allocated it among the Subaccounts in the same proportion as the initial purchase payment. This rider is no longer available. There is no additional charge for the 2% Bonus Credit.

C-1

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR Contract Identifier C000028147

SECUREDESIGNS® VARIABLE ANNUITY
May 1, 2021
Variable Annuity Account B
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Statement of Additional Information
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-888-2461 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May   1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.

2

General Information and History

The Company  — First Security Benefit Life Insurance and Annuity Company of New York is a life insurance company organized under the laws of the State of New York on November 8, 1994. The Company offers variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company is a wholly-owned subsidiary of Security Benefit Corporation (“Security Benefit”), and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the Variable Annuity Account B as a Separate Account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $122,909, $242, 294, and $331,153, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), First Security Benefit Life Insurance and Annuity Company of New York (the “Company”), and the Variable Annuity Account B (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the prospectus in their related subject matter section.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2020, 2019, and 2018, the Company paid $ $367,440, $556,698, and $1,372,917, respectively, under the agreement.
Additional Compensation Paid to Selected Selling Broker-Dealers  — In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract
3

Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimburse-ment of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.

Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.

The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such monthly subaccount adjustment will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount and no riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the monthly subaccount adjustment amount would be as follows:
4

Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount Adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$ 120.75

The monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount, as follows: $0.02415 (net subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the subaccount adjustment reinvestment.

After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25%. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for tax year 2021 . The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $6,500, can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000: (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule: or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2021 is the lesser of (i) $ 58 ,000, or (ii) 100% of the employee’s annual compensation.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021). If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $5,000
5

(for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $ 58 ,000. Salary reduction contributions, if any, are subject to additional annual limits.

Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T) n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the maximum mortality and expense risk charge of 0.85%, the maximum optional rider charges of 1.70%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.

Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return that reflects such charges and which date from the Separate Account inception date.

Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.

Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.

6

Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from the use of the Underlying Funds for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force an Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019, and for each of the specified periods ended December 31, 2020, 2019 and 2018 , or for portions of such periods as disclosed in the financial statements, and the financial statements of Variable Annuity Account B at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for such portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young, LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York as of December 31, 2020 and 2019, and for each of the specified periods ended December 31, 2020, 2019 and 2018 , or for portions of such periods as disclosed in the financial statements, and the financial statements of Variable Annuity Account B at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for portions of such periods as disclosed in the financial statements are set forth herein, following this section.

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

7

F I N A N C I A L  S T A T E M E N T S
( S T A T U T O R Y  B A S I S )

First Security Benefit Life Insurance and Annuity Company of New York
Years Ended December 31, 2020 and 2019
With Reports of Independent Auditors

First Security Benefit Life Insurance and Annuity Company of New York
Financial Statements
(Statutory Basis)
Years Ended December 31, 2020 and 2019

Report of Independent Auditors
The Board of Directors
First Security Benefit Life Insurance and
Annuity Company of New York
We have audited the accompanying statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used

A member firm of Ernst & Young Global Limited

and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division, which is a basis of accounting other than U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.
Opinion on Statutory-Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 1

April 23, 2021

A member firm of Ernst & Young Global Limited

First Security Benefit Life Insurance and Annuity Company of New York
Balance Sheets
(Statutory Basis)

	December 31,
	2020	2019
	(In Thousands,
	Except Share Data)
Admitted assets
Investments:
Bonds	$341,165	$320,012
Preferred stocks	3,873	623
Policy loans	313	362
Cash and cash equivalents	17,897	16,125
Other invested assets	1,891	1,871
Total investments	365,139	338,993

Investment income due and accrued	1,989	1,957
Net deferred income tax asset	695	643
Other assets	224	136
Separate account assets	168,748	152,684
Total admitted assets	$536,795	$494,413

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$83,283	$92,473
Funds withheld	245,595	212,818
Income tax payable	502	74
Other liabilities	2,487	2,107
Net transfers due from separate accounts	(1,815)	(1,429)
Asset valuation reserve	2,247	2,147
Separate account liabilities	168,748	152,684
Total liabilities	501,047	460,874

Capital and surplus:
Common stock, $10 par value:
Authorized, issued, and outstanding – 200,000 shares	2,000	2,000
Additional paid-in capital	33,600	33,600
Unassigned surplus (deficit)	148	(2,061)
Total capital and surplus	35,748	33,539
Total liabilities and capital and surplus	$536,795	$494,413

See accompanying notes.

3

First Security Benefit Life Insurance and Annuity Company of New York
Statements of Operations
(Statutory Basis)

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Revenues:
Annuity considerations and deposits	$7,616	$9,166	$18,252
Net investment income	4,163	5,441	8,831
Other income	2,130	2,134	2,064
Total revenues	13,909	16,741	29,147

Benefits and expenses:
Decrease in reserves and funds for all policies	(16,792)	(83,658)	(141,295)
Surrender benefits	20,618	89,264	154,594
Annuity benefits	5,300	7,606	10,594
Commissions	519	587	901
Other insurance operating expenses	1,198	1,558	2,829
Total benefits and expenses	10,843	15,357	27,623

Income from operations before federal
income taxes	3,066	1,384	1,524
Federal income tax (expense) benefit	(400)	(239)	1,371
Income from operations before net
realized (losses) gains	2,666	1,145	2,895
Net realized (losses) gains, net of capital gains tax	(226)	(16)	159
Net income	$2,440	$1,129	$3,054

See accompanying notes.

4

First Security Benefit Life Insurance and Annuity Company of New York
Statements of Changes in Capital and Surplus
(Statutory Basis)

		Additional		Unassigned	Total
	Common	Paid-In	Contingency	Surplus	Capital and
	Stock	Capital	Surplus	(Deficit)	Surplus
	(In Thousands)

Balance at January 1, 2018	$2,000	$33,600	$—	$(5,367)	$30,233
Net income	—	—	—	3,054	3,054
Change in asset valuation reserve	—	—	—	387	387
Change in net deferred income taxes	—	—	—	(1,893)	(1,893)
Change in nonadmitted assets	—	—	—	255	255
Change in net unrealized capital gains, net of tax	—	—	—	38	38
Balance at December 31, 2018	2,000	33,600	—	(3,526)	32,074
Net income	—	—	—	1,129	1,129
Change in asset valuation reserve	—	—	—	324	324
Change in net deferred income taxes	—	—	—	11	11
Change in nonadmitted assets	—	—	—	4	4
Change in net unrealized capital gains, net of tax	—	—	—	(3)	(3)
Balance at December 31, 2019	2,000	33,600	—	(2,061)	33,539
Net income	—	—	—	2,440	2,440
Change in asset valuation reserve	—	—	—	(99)	(99)
Change in net deferred income taxes	—	—	—	52	52
Change in nonadmitted assets	—	—	—	16	16
Change in net unrealized capital loss, net of tax	—	—	—	4	4
Change in reserve due to change in valuation basis	—	—	—	(204)	(204)
Balance at December 31, 2020	$2,000	$33,600	$—	$148	$35,748

See accompanying notes.

5

First Security Benefit Life Insurance and Annuity Company of New York
Statements of Cash Flows
(Statutory Basis)

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Operation activities
Revenues:
Premium and annuity considerations	$7,616	$9,166	$18,252
Net investment income	4,768	6,563	9,836
Other income	2,932	3,069	3,048
Benefits and expenses:
Benefits and surrenders	(25,939)	(96,854)	(165,271)
Net transfers from separate accounts	7,012	7,020	(1,059)
Commissions, expenses, and other deductions	(2,609)	(3,577)	(4,460)
Federal income taxes, including net tax
on capital gains	(65)	3,310	—
Net cash provided (used) by operations	(6,285)	(71,303)	(139,654)

Investment activities
Proceeds from sales, maturities, or repayments
of investments:
Bonds	76,139	145,562	196,065
Stocks	—	350	—
Other proceeds	744	7	117
Cost of investments acquired:
Bonds	(97,976)	(114,494)	(100,724)
Stocks	(3,250)	(250)	—
Other applications	(199)	(886)	(79)
Net decrease (increase) in policy loans	48	(57)	102
Net cash provided (used) by investment activities	(24,494)	30,232	95,481

Financing and miscellaneous activities
Cash provided (used) by:
Change in funds withheld	32,777	16,411	8,195
Other cash (used) provided	(226)	59	(483)
Net cash provided (used) by financing and miscellaneous activities	32,551	16,470	7,712

Increase (decrease) in cash and cash equivalents
and short-term investments	1,772	(24,601)	(36,461)
Cash and cash equivalents and short-term
investments at beginning of year	16,125	40,726	77,187
Cash and cash equivalents and short-term
investments at end of year	$17,897	$16,125	$40,726

See accompanying notes.

6

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements
(Statutory Basis)
December 31, 2020
1. Significant Accounting Policies
Organization
First Security Benefit Life Insurance and Annuity Company of New York (the Company) is licensed to transact life insurance business in the States of New York and Kansas and was organized to offer insurance products in the State of New York. The Company’s business activities are concentrated in the sale of variable annuity products, which are supported by separate account assets, and fixed annuity products.
The Company is owned entirely by SBL Holdings, Inc. (SBLH), a holding company domiciled in the state of Kansas.  Effective January 29, 2020, SBLH converted from a limited liability company to a corporation.
Basis of Presentation
The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division (the Department).
The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York in determining and reporting the financial condition and results of operations of an insurance company for purposes of determining its solvency under the New York Insurance Law.
The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of New York.
Statutory accounting practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:
7

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Investments
Investments in bonds and preferred stock are carried at amortized cost or market value based on the NAIC designation. GAAP requires that debt securities be classified as held to maturity, trading, or available for sale. Under GAAP, debt securities classified as held to maturity are carried at amortized cost, and debt securities classified as trading or available for sale are carried at fair value. Unrealized holding gains and losses are reported in income for those debt securities classified as trading or as a separate component of stockholder's equity for those debt securities classified as available for sale.
For statutory purposes, loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. For GAAP purposes, all debt securities, purchased or retained, that represent beneficial interests in securitized assets other than high credit quality securities are adjusted using the prospective method when there is a change in estimated future cash flow. If it is determined that a decline in fair value is other than temporary, losses are bifurcated between credit and non-credit-related impairments. Credit impairments are recognized in earnings, and non-credit-related impairments are reported as a component of equity. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flow. For statutory purposes, loan-backed and structured securities that are other-than-temporarily impaired are written down to the present value of discounted estimated future cash flows.
Valuation Reserve Liabilities
As prescribed by the NAIC, the asset valuation reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of fixed maturity securities, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. AVR is not recognized under GAAP.
As also prescribed by the NAIC, the Company reports an interest maintenance reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed maturity investments, principally
8

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
bonds. Such gains or losses, net of tax, are amortized into income using the grouped method, with groupings in five year bands based on the expected maturity of the investment sold, with the exception of investments with one calendar year to expected maturity, which are grouped separately from those with two to five calendar years to expected maturity. IMR is not recognized under GAAP.
Policy Acquisition Costs and Value of Business Acquired
The costs of successfully acquiring new business are expensed when incurred, rather than being deferred and amortized as required under GAAP. Expense allowances received or paid in connection with reinsurance are recognized as income or expense when due, rather than deferred and amortized as required under GAAP. For GAAP purposes, the value of business acquired (VOBA) is amortized in a similar manner to the amortization of deferred policy acquisition costs. VOBA is not recognized under statutory accounting.
Nonadmitted Assets
For statutory accounting purposes, certain assets designated as nonadmitted (principally furniture, equipment, leasehold improvements, intangible assets, prepaid expenses, certain deferred income tax assets, and miscellaneous receivables over 90 days old) are excluded from the balance sheets and charged directly to unassigned surplus. Under GAAP, such assets are included on the balance sheets to the extent those assets are not impaired.
Premiums and Benefits
Revenues for life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits incurred represent the excess of benefits paid over the policy account value and interest credited to the account values.
9

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Policy Reserves
Reserves are based on statutory mortality, morbidity, and interest requirements, with consideration of future withdrawals. All annuity reserves are calculated on the prescribed reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commissions to expense. Under GAAP, annuity reserves are carried at account value plus reserves associated with guarantees provided by the Company to the contract holders.
Statutory Reserve Change in Basis
The state of New York adopted Insurance Regulation 213 effective December 31, 2020 which created a change in basis for the valuation of the Company's variable annuity business, resulting in an increase in total liabilities and decrease in capital and surplus of $0.2 million.
Reinsurance
The Company reports reinsurance receivables and prepaid reinsurance premiums as reductions of policy and contract liabilities rather than reporting such amounts as assets as required under GAAP.
Funds Withheld
The Company maintains a funds withheld reinsurance liability equal to the statutory carrying value of the assets segregated to support certain reinsurance agreements. For GAAP purposes, the funds withheld reinsurance liability contains an embedded derivative that is bifurcated and fair valued based on the change in the fair value of the underlying segregated assets.
Separate Accounts
For statutory accounting purposes, separate account surplus is created through the use of the Commissioners’ Annuity Reserve Valuation Method and is reported as an unsettled transfer from the separate account to the general account.
Deferred Income Taxes
For statutory accounting purposes, deferred income tax assets are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing
10

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
temporary differences that reverse by the end of the subsequent three calendar years; plus (2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the statement of admitted assets, liabilities, and surplus date or 15% of surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill; plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities (DTLs). The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state income taxes.
Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred tax asset (DTA) is recorded for the amount of gross DTAs expected to be realized in future years, and a valuation allowance is established for DTAs that are not realizable.
Embedded Derivatives
Embedded derivatives for statutory accounting are not bifurcated from the host instrument, whereas GAAP accounting requires the embedded derivative to be bifurcated from, accounted for, and reported separately from the host instrument if it is not clearly and closely related to the host instrument.
Goodwill
Goodwill, for GAAP purposes, is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. Statutory accounting does not allow recognition of goodwill resulting from a change of control.
Cash and Cash Equivalents
The statutory basis statements of cash flow reconcile to the changes in cash and cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash and cash equivalents, whereby cash equivalents are financial instruments with an original maturity period of 90 days or less.
11

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
A reconciliation of capital and surplus at December 31, 2020, 2019, and 2018, and net income for each of the three years in the period ended December 31, 2020, between amounts presented herein and amounts stated in conformity with GAAP is as follows:
	Capital and Surplus			Net Income
	2020	2019	2018	2020	2019	2018
	(In Thousands)

Amounts set forth herein	$35,748	$33,539	$32,074	$2,440	$1,129	$3,054
Unrealized amounts on securities:
Available for sale	1,756	842	(1,135)	—	—	—
Realized gains (losses)	—	—	—	98	336	(727)
Nonadmitted assets	17	32	36	—	—	—
Deferred policy acquisition costs and value of
business acquired	2,568	3,498	5,205	(724)	(1,236)	45
Annuity reserves/account values	2,316	1,937	(320)	108	2,201	630
Deferred income taxes	(1,111)	(1,037)	(562)	110	(142)	(2,965)
Asset valuation reserve	2,247	2,147	2,471	—	—	—
Interest maintenance reserve	561	608	244	(45)	73	91
Funds withheld	(38)	(38)	(38)	—	—	—
Goodwill	2,037	2,037	2,037	—	—	—
Other	(666)	(655)	(611)	39	(58)	279
Amounts stated in conformity with U.S. GAAP	$45,435	$42,910	$39,401	$2,026	$2.303	$407

Other significant accounting policies include the following:
Investments
Investments are valued as prescribed by the NAIC. Bonds with NAIC designations of 1 to 5 are reported principally at cost, adjusted for amortization of premiums and accrual of discounts using the effective interest method. For loan-backed and structured securities, defaults, loss severity of defaulted collateral, and anticipated prepayments are considered using market consensus when determining the amortization of premiums and accrual of discounts. Adjustments to discounts or premiums resulting when actual defaults, loss severity of defaulted collateral, and prepayments differ substantially from estimates are determined using the retrospective or prospective methods. Preferred stocks in "good standing" (NAIC designation 1 to 3) are carried at cost. Bonds with an NAIC designation of 6 and preferred stocks "not in good standing" (NAIC designation 4 to 6) are carried at the lower of amortized cost or fair value.
12

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Realized capital gains and losses on sales of investments are determined using the specific identification method.
For any decline in the market value of an investment that is determined to be other than temporary, the amortized cost basis of the investment is written down to the estimated fair value as of the date of the determination, except for loan-backed and structured securities where the investment is written down to its discounted expected future cash flows, and the amount of the write-down is accounted for as a realized loss.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Policy loans are stated at the aggregate unpaid balance.
The operations of the Company are subject to the risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company’s interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The Company engages in asset-liability management intended to generate an acceptable level of return relative to the levels of interest rate risk, liquidity risk and other forms of risk that exist within the Company.
Reserves for Annuity Policies
The reserves for annuity policies are developed by actuarial methods. Annuity reserves are computed using assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.
Recognition of Revenues
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest contracts are recorded as deposits, with revenues consisting of policy charges for the cost of insurance, policy administrative charges, and surrender charges against account balances during the period.
13

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Separate Accounts
The separate accounts are established in conformity with New York insurance laws and are not chargeable with liabilities arising out of any other business of the Company. Premiums designated for investment in the separate accounts are included in revenues with corresponding liability increases included in benefits. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheets. Assets held in the separate accounts are carried at quoted market values or, where quoted market values are not available, at fair market value. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates and assumptions include the valuation of investments, determination of other-than-temporary impairments (OTTIs) of investments, calculation of liabilities for future policy benefits, the calculation of income taxes, and the recognition of DTAs and DTLs. Actual results could differ from those estimates.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses, decreases in consumer mobility and activity, increases in unemployment rates and volatility in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. Though the Company’s business has been affected by the Pandemic, such as increases in volatility in its investment portfolio, its overall impact on Company operations has been minimal. The Company cannot predict the length and severity of the Pandemic or its long-term
14

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
effects on the Company. Our estimates and assumptions could change in the future as circumstances change.
2. Investments
The carrying value, gross unrealized gains and losses, and fair value of investments in bonds and preferred stock at December 31, 2020 and 2019, are summarized as follows:
	December 31, 2020
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	Losses	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$420	$—	$—	$420
Obligations of government-sponsored enterprises	24,431	1,417	9	25,839
Corporate	129,765	8,753	156	138,362
Obligations of foreign governments	499	25	—	524
Municipal governments	13,842	2,316	—	16,158
Commercial mortgage-backed	18,312	560	198	18,674
Residential mortgage-backed	11,857	776	1	12,632
Collateralized loan obligations	88,760	111	330	88,541
Collateralized debt obligations	650	—	35	615
Other asset backed	52,629	1,197	550	53,276
Total bonds	$341,165	$15,155	$1,279	$355,041

Preferred stocks:
Consumer	$2,000	$127	$—	$2,127
Financial	1,873	$115	$—	1,988
Total preferred stocks	$3,873	$242	$—	$4,115

15

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
	December 31, 2019
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	Losses	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$1,000	$—	$—	$1,000
Obligations of government-sponsored enterprises	37,670	642	24	38,288
Corporate	90,786	4,077	63	94,800
Municipal governments	13,211	1,749	61	14,899
Commercial mortgage-backed	16,262	456	46	16,672
Residential mortgage-backed	15,460	924	89	16,295
Collateralized loan obligations	90,705	53	532	90,226
Collateralized debt obligations	650	—	6	644
Other asset backed	54,268	558	179	54,647
Total bonds	$320,012	$8,459	$1,000	$327,471

Preferred stocks:
Consumer	$250	$8	$—	$258
Financial	373	$37	$—	410
Total preferred stocks	$623	$45	$—	$668

The carrying amount and fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
	Carrying	Fair
	Amount	Value
	(In Thousands)

Due in one year or less	$6,877	$6,975
Due after one year through five years	59,564	63,380
Due after five years through ten years	43,095	46,495
Due after ten years	34,989	38,614
Mortgage-backed securities and other asset-backed securities	196,640	199,577
	$341,165	$355,041

16

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
For bonds with unrealized losses as of December 31, 2020 and 2019, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$420	$—	$—	$—	$420	$—
Obligations of government-sponsored enterprises	1,011	9	4	—	1,015	9
Corporate	6,131	156	—	—	6,131	156
Municipal governments	—	—	—	—	—	—
Commercial mortgage-backed	6,450	110	2,198	88	8,648	198
Residential mortgage-backed	—	—	257	1	257	1
Collateralized loan obligation	30,532	165	27,263	165	57,795	330
Collateralized debt obligation	—	—	615	35	615	35
Other asset backed	14,241	541	624	9	14,865	550
Total bonds	$58,785	$981	$30,961	$298	$89,746	$1,279

Number of securities with unrealized losses		122		36		158
Percent investment grade
(NAIC investment grade 1 and 2)		96%		94%		96%

17

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
	December 31, 2019
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$—	$—	$—	$—	$—	$—
Obligations of government-sponsored enterprises	6,029	23	122	1	6,151	24
Corporate	6,668	62	749	1	7,417	63
Municipal governments	332	1	983	60	1,315	61
Commercial mortgage-backed	4,135	46	—	—	4,135	46
Residential mortgage-backed	2,701	4	838	85	3,539	89
Collateralized loan obligation	35,383	328	28,690	204	64,073	532
Collateralized debt obligation	—	—	644	6	644	6
Other asset backed	12,261	94	1,387	85	13,648	179
Total bonds	$67,509	$558	$33,413	$442	$100,922	$1,000

Number of securities with unrealized losses		89		45		134
Percent investment grade
(NAIC investment grade 1 and 2)		99%		91%		96%

The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. At present, the Company cannot ascertain the duration of the current market conditions and the resulting impact on such positions, but believes these losses to be temporary.
The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the length of time the fair value has been below amortized cost; (2) the issuer’s financial position and access to capital; including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell the security or if it is more likely than not that the Company will be required to sell the security before recovery of the amortized cost basis, and (4) for equity securities, the Company’s ability and intent to hold the security until it recovers in value. In the evaluation of the potential impairment of asset-backed securities, several additional factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions.
18

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
The Company had the following OTTI during the year as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security.
	(1)	(2)		(3)
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss		Fair Value 1 - (2a + 2b)
		(2a) Interest	(2b) Non-Interest
	(In Thousands)
OTTI recognized
Intent to sell	$113	$—	$34	$79
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—
Total	$113	$—	$34	$79

The Company had the following recognized OTTI for the year, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security.
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at time of OTTI
	(In Thousands)
761118WP9	372	202	170	202	247
36298YAC4	350	206	144	206	233

Impaired loan-backed and structured securities (those whose fair value is less than cost or amortized cost) currently held by the Company, for which an OTTI has not been recognized in earnings as a realized loss, aggregated by length of time that the individual securities have been in a continuous unrealized loss position, are as follows:
	December 31, 2020
	Unrealized	Fair
	Loss	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$865	$52,989
Continuous unrealized loss for greater than or equal to 12 months	296	30,915

19

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
	December 31, 2019
	Unrealized	Fair
	Loss	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$495	$60,434
Continuous unrealized loss for greater than or equal to 12 months	378	31,412

Major categories of net investment income for the years ended December 31, 2020, 2019, and 2018, are summarized as follows:
	2020	2019	2018
	(In Thousands)

Interest on bonds	$11,931	$13,904	$16,618
Dividends on equity securities	53	42	43
Other	24	24	29
Total investment income	12,008	13,970	16,690

Less:
Investment expenses	(52)	(171)	(333)
Ceded to reinsurer	(7,793)	(8,358)	(7,526)
Net investment income	$4,163	$5,441	$8,831

General account investment income recognized as a result of a prepayment penalties and/or acceleration fees for the years ended December 31, 2020 and 2019 is $0.3 million and $0.4 million, respectively, impacting 42 and 29 securities, respectively.
There was no separate account investment income recognized as a result of prepayment penalties and/or acceleration for the years ended December 31, 2020 and 2019.
Proceeds from sales of bonds and equity securities and related realized gains and losses for the years ended December 31, 2020, 2019, and 2018, are as follows:
	2020	2019	2018
	(In Thousands)
Proceeds from sales	$24,924	$77,546	$54,990
Gross realized gains	316	779	172
Gross realized losses	199	414	780

20

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
Realized gains (losses) net of amounts transferred to the interest maintenance reserve, net of applicable taxes, for the years ended December 31, 2020, 2019, and 2018, consist of the following:
	2020	2019	2018
	(In Thousands)
Bonds	$(304)	$415	$(323)
Other invested assets	1	5	2
Total realized gains (losses)	(303)	420	(321)

Income tax (expense) benefit	(93)	(94)	363
Net ceded reinsurance (gains) losses	168	(52)	(239)
Transferred to the interest maintenance reserve, net of tax	2	(290)	356
Net realized (losses) gains	$(226)	$(16)	$159

Restricted assets, including pledged assets at December 31, 2020, consist of the following:
	Total General Account (GA)	Total From Prior Year	Increase/ (Decrease)	Total Current-Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Thousands)

On deposit with states	$420	$435	$(14)	$420	0.08%	0.08%
Pledged as collateral not
captured in other categories	526	495	31	526	0.10%	0.10%

Total restricted assets	$946	$930	$17	$946	0.18%	0.18%

There were no restricted assets related to the separate account.
The assets pledged as collateral were cash and bonds related to reinsurance agreements.
3. Separate Account Transactions
The Company’s separate accounts are established in conformity with New York Insurance Law Section 4240. Under applicable insurance law, the assets and liabilities of the separate accounts are clearly identified and distinguished from the Company’s other assets and liabilities. The portion
21

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
3. Separate Account Transactions (continued)
of the separate account assets applicable to variable annuity contracts held in the separate accounts are not chargeable with liabilities arising out of any other business the Company may conduct.
The Company has separate accounts considered legally insulated from the general account of $168.7 million and $152.7 million as of December 31, 2020 and 2019, respectively.
The separate accounts held by the Company relate primarily to individual variable annuity contracts of a non-guaranteed return nature. The assets and liabilities of these separate accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuity contracts generally provide an incidental death benefit, and some contracts may have a guaranteed minimum living benefit. The minimum death benefit and living benefit reserves are recorded in the Company’s general account.
Benefit payments by the general account for those guaranteed liabilities of the separate account for the last five years are as follows (in thousands):
2020	$3
2019	6
2018	109
2017	29
2016	24

To compensate the general account for the risks taken, the separate account for the last five years paid risk charges to the general account of (in thousands):
2020	$88
2019	101
2018	111
2017	127
2016	138

22

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
Information regarding the separate accounts by risk-based capital groupings is as follows:
	December 31,
	2020	2019
	Non-Guaranteed Separate Accounts
	(In Thousands)
Premium	$6,868	$8,206

Reserves for accounts with assets at:
Fair value	$166,380	$150,755
Amortized cost	—	—
Total	$166,380	$150,755

Reserves for accounts by withdrawal
characteristics:
Discretionary withdrawal at fair value	$166,380	$150,755
Not subject to discretionary
withdrawal	571	505
Total	$166,951	$151,260

There were no non-indexed guarantee separate accounts less than, equal or greater than 4%.
A reconciliation of the summary of operations of the Company’s separate accounts to the net transfers as recorded in the general account is as follows for the years ended December 31:
	2020	2019	2018
	(In Thousands)
Transfers as reported in the separate accounts:
Transfers to separate accounts	$6,868	$8,206	$17,657
Transfers from separate accounts	(13,934)	(15,281)	(16,568)
Net transfers as reported in the separate accounts	(7,066)	(7,075)	1,089

Reconciling adjustments:
Fee withdrawals	(322)	(319)	(294)
Other	(9)	41	37
Net transfers as reported in the general account as a decrease in
reserves and funds for all policies on the statements of operations	$(7,397)	$(7,353)	$832

23

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
4. Related-Party Transactions
Certain administrative, distribution, actuarial, and accounting functions of the Company are handled by the Company’s affiliated parties. During the years ended December 31, 2020, 2019, and 2018, the Company paid a total of $0.8 million, $0.8 million, and $1.6 million, respectively, for these services, which are included in other insurance operating expenses in the statements of operations.
During the years ended December 31, 2020, 2019, and 2018, the Company paid $0.1 million, $0.2 million, and $0.3 million, respectively, in commissions to a related party for sales of its variable annuity products.
The Company did not have receivables from its parent and related parties for December 31, 2020 and 2019. The Company had payables in the amounts of $0.3 million and $0.2 million in the balance sheets at December 31, 2020 and 2019, respectively, for normal business transactions that are settled on a current basis.
As of December 31, 2020, the Company had an outstanding balance due from Kennedy-Wilson Inc, a related party, in the amount of $3.0 million.
5. Reinsurance
The Company cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.
Principal reinsurance ceded transactions are summarized as follows for the years ended December 31:
	2020	2019	2018
	(In Thousands)
Reinsurance ceded:
Premiums	$17,479	$18,726	$19,352
Commissions	$847	$861	$892
Surrenders	$13,534	$15,370	$15,816

24

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
5. Reinsurance (continued)
In the accompanying financial statements, premiums, benefits, settlement expenses, and policy liabilities and accruals are reported net of reinsurance ceded. Accordingly, life and annuity reserves have been shown net of reinsurance credits of $241.2 and $210.6 million at December 31, 2020 and 2019, respectively.
The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers, and requires collateralization of balances where allowable by contract.
As of December 31, 2020 and 2019, ceded reserves are collateralized by the value of the Company’s funds withheld under an indemnity retrocession agreement with a third party reinsurer was $243.8 million and $212.1 million, respectively. These amounts are included in the funds withheld reinsurance account liability on the balance sheets.
The value of the Company’s individual life insurance and living benefit riders are reinsured 100% with Security Benefit Life Insurance Company (SBLIC), an affiliate. As of December 31, 2020 and 2019, the funds withheld associated with this reinsurance agreement was $1.8 million and $0.7 million, respectively.
6. Insurance Liabilities
The Company's guaranteed minimum death benefit (GMDB) reserves are calculated following the assumptions and methodologies prescribed by NY Insurance Regulation 213 for 2020 and by Actuarial Guideline (AG) 43 for 2019.  The reserve liability for GMDBs on variable annuity contracts reflected in the general account was $0.3 million and $0.1 million for the years ended December 31, 2020 and 2019, respectively.
The following is a summary of the account values and net amount at risk for variable annuity contracts with GMDB invested in the general account as of December 31:
25

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
6. Insurance Liabilities (continued)
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Thousands)

Return of premium	$75,838	$171	63	$70,107	$190	63
Step-up	66,555	569	70	58,883	657	69
Total GMDB	$142,393	$740	66	$128,990	$847	66

There were no variable annuity contracts with GMDB invested in the separate accounts as of December 31, 2020 and 2019.
The Company previously offered guaranteed living benefits associated with variable annuity contracts, such as guaranteed minimum income benefits and guaranteed minimum withdrawal benefits. The Company holds reserves for the guaranteed living benefits equal to the guaranteed living benefit reserve calculated following the assumptions and methodologies prescribed by NY Regulation 213 for 2020 and by AG 43 for 2019.  These benefits are fully ceded to SBLIC.
7. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by Security Benefit Corporation. Under the Company’s tax sharing agreement, federal income taxes are allocated to the Company as if it filed a separate return. The Company is no longer subject to U.S. federal and state examinations by tax authorities for years before 2014. The Internal Revenue Service is currently examining  the Company's 2018 federal tax return.
The provision for income taxes includes current federal income tax expense or benefit. Deferred income taxes due to temporary differences between the financial reporting and income tax bases of assets and liabilities are reflected as a change to capital and surplus, subject to limitations. Such deferred taxes relate principally to reserves and deferred policy acquisition costs.
The application of SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely
26

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019
The Tax Cuts and Jobs Act was enacted on December 22, 2017. The Act reduces the US federal corporate tax rate from 35% to 21% along with other changes, including how tax reserves are computed. At December 31, 2017, the Company had not completed its accounting for the tax effects of the enactment of the Act; however, it made a reasonable estimate of the effects on the existing deferred tax balances. In 2018, there were no material adjustments to the deferred tax balances as a result of the tax law change.
The Company recorded net deferred tax assets of $0.7 million and $0.6 million as of December 31, 2020 and 2019, respectively. The main components of the deferred tax assets are as follows:
	December 31, 2020
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Gross deferred tax assets	$1,835	$28	$1,863
b. Statutory valuation allowance		—	—
c. Adjusted gross deferred tax asset (a-b)	1,835	28	1,863
d. Deferred tax assets nonadmitted	—	—	—
e. Subtotal - net deferred tax asset (c-d)	1,835	28	1,863
f. Deferred tax liabilities	1,155	13	1,168
g. Net admitted deferred tax assets (e-f)	$680	$15	$695

27

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	December 31, 2019
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Gross deferred tax assets	$2,058	$1	$2,059
b. Statutory valuation allowance	—	—	—
c. Adjusted gross deferred tax asset (a-b)	2,058	1	2,059
d. Deferred tax assets nonadmitted	—	—	—
e. Subtotal - net deferred tax asset (c-d)	2,058	1	2,059
f. Deferred tax liabilities	1,392	24	1,416
g. Net admitted deferred tax assets (e-f)	$666	$(23)	$643

	Changes between December 31, 2020 and 2019
	Ordinary	Capital	Total
	(In Thousands)
Change in Period:
a. Gross deferred tax assets	$(223)	$27	$(196)
b. Statutory valuation allowance	—	—	—
c. Adjusted gross deferred tax asset (a-b)	(223)	27	(196)
d. Deferred tax assets nonadmitted	—	—	—
e. Subtotal - net deferred tax asset (c-d)	(223)	27	(196)
f. Deferred tax liabilities	(237)	(11)	(248)
g. Net admitted deferred tax assets (e-f)	$14	$38	$52

28

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
The Company has admitted DTAs as of December 31, as follows:
	December 31, 2020
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Federal income taxes paid in prior years recoverable
through loss carrybacks	$—	$28	$28
b. Adjusted gross DTAs expected to be realized
(excluding the amount of DTAs from (a) above)
after application of the threshold limitation	667	—	667
1. Adjusted gross DTAs expected to be realized
following the balance sheet date	667	—	667
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	5,258
c. Adjusted gross DTAs (excluding the amount of DTAs
from (a) and (b) above) offset by gross DTLs	1,168	—	1,168
d. DTAs admitted as a result of SSAP No. 101	$1,835	$28	$1,863

	December 31, 2019
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Federal income taxes paid in prior years recoverable
through loss carrybacks	$—	$—	$—
b. Adjusted gross DTAs expected to be realized
(excluding the amount of DTAs from (a) above)
after application of the threshold limitation	747	—	747
1. Adjusted gross DTAs expected to be realized
following the balance sheet date	747	—	747
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	4,934
c. Adjusted gross DTAs (excluding the amount of DTAs
from (a) and (b) above) offset by gross DTLs	1,311	1	1,312
d. DTAs admitted as a result of SSAP No. 101	$2,058	$1	$2,059

29

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	Changes between December 31, 2020 and 2019
	Ordinary	Capital	Total
	(In Thousands)
Change in period:
a. Federal income taxes paid in prior years recoverable
through loss carrybacks	$—	$28	$28
b. Adjusted gross DTAs expected to be realized
(excluding the amount of DTAs from (a) above)
after application of the threshold limitation	(80)	—	(80)
1. Adjusted gross DTAs expected to be realized
following the balance sheet date	(80)	—	(80)
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	324
c. Adjusted gross DTAs (excluding the amount of DTAs
from (a) and (b) above) offset by gross DTLs	(143)	(1)	(144)
d. DTAs admitted as a result of SSAP No. 101	$(223)	$27	$(196)

	December 31,
	2020	2019
	(In Thousands)

Ratio percentage used to determine recovery period and	2,752%	2,455%
threshold limitation amount
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation	$37,945	$35,686

The Company's tax planning strategies do not include the use of reinsurance.
The Company has no DTLs that have not been recognized.
The impact of tax planning strategies is as follows:
	December 31, 2020
	Ordinary	Capital	Total
Current Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	100.00%	1.50%
b. Net admitted adjusted gross DTAs (% of total net
admitted adjusted gross DTAs)	11.00%	100.00%	12.40%

30

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	December 31, 2019
	Ordinary	Capital	Total
Prior Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	0.00%	0.00%
b. Net admitted adjusted gross DTAs (% of total net
admitted adjusted gross DTAs)	0.00%	0.00%	0.00%

	Change Between December 31, 2020 and 2019
	Ordinary	Capital	Total
Change in Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	100%	1.50%
b. Net admitted adjusted gross DTAs (% of total net
admitted adjusted gross DTAs)	11.00%	100%	12.40%

Current income taxes incurred and deferred income taxes consist of the following major components as of December 31:
	2020	2019	Change
	(In Thousands)
1. Current income tax:
a. Federal	$400	$239	$161
b. Federal income tax on capital gains	93	94	(1)
c. Other	—	—	—
d. Federal income taxes incurred	$493	$333	$160

31

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	2020	2019	Change
	(In Thousands)
2. Deferred tax assets:
a. Ordinary:
1. Policyholder reserves	$1,357	$1,419	$(62)
2. Investments	20	25	(5)
3. Deferred acquisition costs	452	608	(156)
4. Other (incl. items < 5% ordinary tax assets)	6	6	—
Subtotal	1,835	2,058	(223)

b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	—	—	—
d. Admitted ordinary deferred tax asset	1,835	2,058	(223)

e. Capital:
1. Investments	28	1	27
2. Other (incl. items < 5% ordinary tax assets)	—	—	—
Subtotal	28	1	27

f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	—	—	—
h. Admitted capital deferred tax asset	28	1	27

i. Admitted deferred tax assets	$1,863	$2,059	$(196)

	2020	2019	Change
	(In Thousands)
3. Deferred tax liabilities:
a. Ordinary:
1. Investments	$—	$—	$—
2. Policyholder reserves	1,155	1,386	(231)
3. Other (incl. items < 5% ordinary tax assets)	—	6	(6)
Subtotal	1,155	1,392	(237)

b. Capital:
1. Investments	13	24	(11)
2. Other (incl. items < 5% ordinary tax assets)	—	—	—
Subtotal	13	24	(11)

c. Deferred tax liabilities	1,168	1,416	(248)

4. Net deferred tax assets/liabilities	$695	$643	$52

32

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
The most significant book to tax adjustments for the years ended December 31, 2020, 2019 and 2018, were as follows:
	2020		2019		2018
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(In Thousands)

Provision computed at statutory rate	$616	21.0%	$368	21.0%	$202	21.0%
Nondeductible expenses	—	—	—	—	3	0.3
Dividend received deduction	(53)	(1.8)	(41)	(2.4)	(78)	(8.0)
Tax exempt interest	(16)	(0.5)	(21)	(1.2)	(36)	(3.7)
Interest maintenance reserves	(9)	(0.3)	15	1.0	19	2.0
Prior year return to provision	(56)	(1.9)	—	—	52	5.4
Unrealized gain/loss	—	—	—	—	10	1.0
Statutory reserve strengthening	(43)	(1.5)	—	—	—	—
Change in non-admitted assets	—	—	—	—	(4)	(0.4)
Other adjustments	2	—	1	—	1	—
Total statutory income taxes	$441	15.0%	$322	18.4%	$169	17.6%

Federal income taxes incurred	$493	16.8%	$333	19.0%	$(1,734)	(179.9)%
Change in net deferred income taxes	(52)	(1.8)	(11)	(0.6)	1,893	196.5
Deferred taxes on unrealized losses	—	—	—	—	10	1.0
Total statutory income taxes	$441	15.0%	$322	18.4%	$169	17.6%

The Company did not record any tax contingencies as of December 31, 2020 and 2019.
8. Fair Value Information
In accordance with SSAP No. 100R, Fair Value Measurements, the Company groups its financial assets and liabilities measured at fair value into three levels based on the inputs and assumptions used to determine the fair value. These levels are as follows:
Level 1 – Valuations are based on unadjusted quoted prices for identical instruments traded in active markets.
33

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models and spread-based models and similar techniques using the best information available in the circumstances.
Determination of Fair Value
Under SSAP No. 100R, the Company bases fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements in accordance with the fair value hierarchy in SSAP No. 100R.
Assets and Liabilities Measured and Reported at Fair Value
Cash equivalents
Cash equivalents include money market mutual funds. Fair values are determined using unadjusted quoted prices for identical instruments traded in active markets and are included in Level 1.
Bonds
For bonds not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm observable inputs are utilized to price. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry, and economic events. Bonds with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs are included in Level 2. The Company will obtain a broker quote or utilize an
34

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3.
Separate account assets
Fair value of mutual funds within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1.
The following tables present assets measured and reported at fair value for the year ended December 31, 2020 and 2019 as follows:
	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Asset backed bonds	$174	$—	$—	$174
Cash and cash equivalents	17,897	17,897	—	—
Separate account assets	168,748	168,748	—	—
Total assets	$186,819	$186,645	$—	$174

	December 31, 2019
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)

Asset backed bonds	$343	$—	$—	$343
Cash and cash equivalents	16,125	16,125	—	—
Separate account assets	152,684	152,684	—	—
Total assets	$169,152	$168,809	$—	$343

35

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
The changes for all Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2020, is as follows:
	Balance at January 1, 2020	Total Realized/Unrealized Gains and Losses		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (Losses) in Net Income for Positions Still Held
		Included in Net Income(1)	Included in Surplus
Assets:
Asset backed bonds	$343	$—	$5	$(174)	$—	$174	$—
Total assets	$343	$—	$5	$(174)	$—	$174	$—
(1) Realized gains (losses) are generally reported in net realized gains (losses) in the statement of operations.

There were no changes in Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2020.
Level 3 purchases, issuances, sales and settlements for December 31, 2020 reflects $0.2 million in settlements, there were no purchases, issuances, or sales. There were no Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020.
There were no transfers into or out of Level 3 for the years ended December 31, 2020 and December 31, 2019. The transfers between levels are determined as of the end of the year for which the transfer was completed.
Quantitative Information about Level 3 Fair Value Measurements
The Company had securities for which the fair value of $0.2 million as of December 31, 2020 was based on non-binding broker quotes. The Company had no securities held at fair value for which the significant inputs used to determine fair value were unobservable as of December 31, 2019.  SSAP No. 100R requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company’s balance sheet, for which it is practicable to estimate that value.
36

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
SSAP No. 100R excludes certain insurance liabilities and nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:
Bonds – Bonds include fixed maturity securities and asset-backed securities. For fixed maturities not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm observable inputs are utilized to price. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry, and economic events. Fixed maturities with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs are included in Level 2. The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3.
Preferred stock – Fair values of preferred stock are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the
37

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
circumstances and consistent with what other market participants would use when pricing such securities. These assets would be included in Level 3.
Policy loans – Fair values for policy loans are estimated using discounted cash flow analysis based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. These assets are included in Level 3.
Other invested assets – Other invested assets include surplus notes. The fair value of these instruments is based on the methodology described above for bonds.
Investment income due and accrued – The Company believes there is minimal risk of material changes in both credit of the issuer and interest rates such that the carrying value of investment income due and accrued approximates fair value. Generally, investment income due and accrued is classified as Level 2.
Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analysis based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed. These liabilities are included in Level 3.
Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustments to the fair value of the block are assumed adjustments to the separate account liabilities. These liabilities are included in Level 1.
38

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
The following table provides the carrying amount, estimated fair value, and level within the fair value hierarchy of the Company’s financial instruments:
	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$340,991	$354,867	$—	$339,909	$14,958
Preferred stocks	3,873	4,115	—	4,115	—
Policy loans	313	364	—	—	364
Other invested assets	1,891	2,269	—	2,269	—
Investment income due and accrued	1,989	1,989	—	1,989	—
Investment type insurance contracts	(66,221)	(67,464)			(67,464)
Separate account liabilities	(168,748)	(168,748)	(168,748)	—	—

	December 31, 2019
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$319,669	$327,128	$—	$317,885	$9,243
Preferred stocks	623	668	—	668	—
Policy loans	362	364	—	—	364
Other invested assets	1,871	2,300	—	2,300	—
Investment income due and accrued	1,957	1,957	—	1,957	—
Investment type insurance contracts	(76,454)	(77,775)			(77,775)
Separate account liabilities	(152,684)	(152,684)	(152,684)	—	—

39

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities
The withdrawal characteristics of the liability for future policy benefits for annuities and supplementary contracts and deposits were as follows:
	December 31, 2020
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current
surrender charge of 5% or more	$39,017	$—	$39,017	8%
At fair value	—	166,380	166,380	35%
Total with adjustment	39,017	166,380	205,397	43%

At book value with minimum or no
charge or adjustment	239,944	—	239,944	50%
Additional actuarial reserve for
Asset/liability analysis	27,200	—	27,200	6%
Not subject to discretionary withdrawal	8,572	571	9,143	2%
Subtotal	314,733	166,951	481,684	100%
Less reinsurance ceded	231,450	—	231,450
Totals (net of reinsurance)	$83,283	$166,951	$250,234
Amount that will move to book value without
adjustment in the year after settlement date	$2,689	$—	$2,689

40

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities (continued)
	December 31, 2019
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current
surrender charge of 5% or more	$46,540	$—	$46,540	10%
At fair value	—	150,755	150,755	34%
Total with adjustment	46,540	150,755	197,295	44%

At book value with minimum or no
charge or adjustment	230,128	—	230,128	51%
Additional actuarial reserve for
Asset/liability analysis	5,500	—	5,500	1%
Not subject to discretionary withdrawal	16,323	505	16,828	4%
Subtotal	298,491	151,260	449,751	100%
Less reinsurance ceded	206,018	—	206,018
Totals (net of reinsurance)	$92,473	$151,260	$243,733
Amount that will move to book value without
adjustment in the year after settlement date	$6,658	$—	$6,658

A reconciliation of total annuity actuarial reserves liabilities is as follows as of December 31:
	2020	2019
	(In Thousands)

Life and Accident and Health Annual Statement:
Annuity reserves, total net	$83,283	$92,473

Separate Accounts Annual Statement:
Annuities (excluding supplementary statements)	166,951	151,260
Total annuity actuarial reserves and deposit fund liabilities	$250,234	$243,733

Annually the Company completes the asset adequacy analysis of statutory reserves established for fixed and variable deferred annuities, net of reinsurance. This analysis was accomplished by running the eleven deterministic interest rate scenarios and an additional 100 stochastic equity and interest rate scenarios in the cash flow testing model. For year-ended 2020, the present value of ending market value of surplus was positive for all eleven deterministic scenarios and 90 of the
41

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities (continued)
100 stochastic scenarios.  As a result of the requirements specified in the Department's Special Considerations Letter and the 2017 financial examination, the Company established an additional cash flow testing reserve. The cash flow testing reserve was $5.5 million as of December 31, 2020 and 2019.
10. Life Actuarial Reserves
The withdrawal characteristics of the liability for life insurance were as follows:
		2020		2019
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Other Permanent Cash Value Life Insurance	$—	$65	$66	$—	$79	$80
Not subject to discretionary withdrawal or no cash values:	—	—	—	—	—	—
Miscellaneous Reserves	—	—	27,200	—	—	9,992
Total (gross: direct + assumed)	—	65	27,266	—	79	10,072
Reinsurance Ceded		65	21,766
Total (net)	$—	$—	$5,500	$—	$79	$10,072

The Company did not have any separates accounts supporting life insurance policies in 2020 or 2019.
11. Commitments and Contingencies
New York regulations allow for two alternatives methods of distributing ordinary dividends to shareholders, a “greater of” method and a “lesser of” method. The greater of method allows for a dividend to be paid from earned surplus when the aggregate+ amount of dividends paid in any calendar year does not exceed the greater of (a) 10% of its surplus to policyholders as of the immediately preceding calendar year or (b) its net gain from operations (not including realized capital gains) as of the immediately preceding calendar year, not to exceed 30% of its surplus to policyholders (as of the same preceding calendar year).  If an insurer does not have sufficient positive earned surplus to pay an ordinary dividend under the “greater of” method, it may only distribute an ordinary dividend under the “lesser of” method.  The lesser of method allows for a
42

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities (continued)
dividend to be paid from surplus when the aggregate amount of dividends paid in any calendar year does not exceed the lesser of (a) 10% of its surplus to policyholders or (b) its net gain from operations (not including realized capital gains), in each case as of the immediately preceding calendar year.  Insurers are required to provide the superintendent with 10 days prior notice before paying an ordinary dividend.  Furthermore, the Superintendent may, in his or her discretion, limit or disallow any ordinary dividends under the “greater of” method if the Superintendent determines that a domestic stock life insurer’s surplus to policyholders following any dividend distribution is not reasonable in relation to the insurer’s outstanding liabilities and not adequate to meet its financial needs or the insurer is financially distressed.  Dividends that exceed the "greater of" or "lesser of" methods are deemed extraordinary and a notice must be filed with the Superintendent for approval.  No ordinary or extraordinary dividends were paid in 2020 and 2019.
Under the laws of the State of New York, the Company is required to maintain minimum statutory basis capital and surplus of $6.0 million. Of this amount, $4.0 million, which is the Company’s minimum surplus to policyholders, must be invested in specific types of investments in accordance with New York law.
Other Legal and Regulatory Matters: The Company may be party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
12. Subsequent Events
Subsequent events have been evaluated through April 23, 2021, which is the date the financial statements were issued.
43

Exhibits and Financial Statement Schedules
44

First Security Benefit Life Insurance and Annuity Company of New York
Exhibits and Financial Statement Schedules
Years Ended December 31, 2020, 2019 and 2018
Contents

Report of Independent Auditors	46

Exhibits and Financial Statement Schedules

Schedule I - Summary of Investments Other Than Investments in Related Parties as
of December 31, 2020 and 2019	47

Schedule III - Supplementary Insurance Information as of December 31, 2020, 2019	49
and 2018 and for Each of the Years Then Ended

Schedule IV - Reinsurance as of December 31, 2020, 2019 and 2018 and for Each of	50
the Years Then Ended

45

Report of Independent Auditors

The Board of Directors
First Security Benefit Life Insurance and
Annuity Company of New York

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company) as of December 31, 2020 and 2019, for each of the three years in the period ended December 31, 2020, and have issued our report thereon dated April 23, 2021 (included elsewhere in this Registration Statement). Our audits of the financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the financial statements.

April 23, 2021

A member firm of Ernst & Young Global Limited
46

First Security Benefit Life Insurance and Annuity Company of New York
Schedule I - Summary of Investments
Other Than Investments in Related Parties
Years Ended December 31, 2020 and 2019

	2020
	Cost	Value	Amount at which shown in the balance sheet
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$420	$420	$420
Obligations of government-sponsored enterprises	24,431	25,839	24,431
Corporate	126,787	135,317	126,787
Obligations of foreign governments	599	524	499
Municipal governments	13,842	16,158	13,842
Commercial mortgage-backed	18,312	18,674	18,312
Residential mortgage-backed	11,857	12,632	11,857
Collateralized loan obligations	88,760	88,541	88,760
Collateralized debt obligations	650	615	650
Other asset backed	52,629	53,276	52,629
Total fixed maturities	338,287	351,996	338,187
Equity securities:
Preferred stock:
Consumer	2,000	2,127	2,000
Financial	1,873	1,988	1,873
Total equity securities	3,873	4,115	3,873
Policy loans	313		313
Cash and cash equivalents	17,897		17,897
Other invested assets	1,891		1,891
	$362,261		$362,161
See accompanying Report of Independent Auditors
47

First Security Benefit Life Insurance and Annuity Company of New York
Schedule I - Summary of Investments
Other Than Investments in Related Parties (continued)
	2019
	Cost	Value	Amount at which shown in the balance sheet
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$1,000	$1,000	$1,000
Obligations of government-sponsored enterprises	37,670	38,288	37,670
Corporate	90,786	94,800	90,786
Municipal governments	13,211	14,899	13,211
Commercial mortgage-backed	16,262	16,672	16,262
Residential mortgage-backed	15,460	16,295	15,460
Collateralized loan obligations	90,705	90,226	90,705
Collateralized debt obligations	650	644	650
Other asset backed	54,268	54,647	54,268
Total fixed maturities	320,012	327,471	320,012
Equity securities:
Preferred stock:
Consumer	250	258	250
Financial	373	410	373
Total equity securities	623	668	623
Policy loans	362		362
Cash and cash equivalents	16,125		16,125
Other invested assets	1,871		1,871
	$338,993		$338,993
See accompanying Report of Independent Auditors
48

First Security Benefit Life Insurance and Annuity Company of New York
Schedule III - Supplementary Insurance Information
As of December 31, 2020, 2019 and 2018 and for Each of the Years Then Ended
	Future Policy Benefits and Claims	Premiums and other considerations	Net Investment Income(1)	Benefit claims and settlement expenses	Other operating expenses
	(In Thousands)

2020
Life, health and annuity	$83,283	$7,616	$4,163	$5,300	$1,198

2019
Life, health and annuity	$92,473	$9,166	$5,441	$7,606	$1,558

2018
Life, health and annuity	$168,779	$18,252	$8,831	$10,594	$2,829

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.
See accompanying Report of Independent Auditors
49

First Security Benefit Life Insurance and Annuity Company of New York
Schedule IV - Reinsurance
As of December 31, 2020, 2019 and 2018 and for Each of the Years Then Ended

	2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$88	$88	$—	$—	0.00%
Premiums:
Annuity	25,080	17,479	15	7,616	0.20
Total premiums	$25,080	$17,479	$15	$7,616	0.20%

	2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$110	$110	$—	$—	0.00%
Premiums:
Annuity	27,877	18,726	15	9,166	0.20
Total premiums	$27,877	$18,726	$15	$9,166	0.20%

	2018
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$113	$113	$—	$—	0.00%
Premiums:
Life insurance	1	1	—	—	0.00
Annuity	37,588	19,351	15	18,252	0.10
Total premiums	$37,589	$19,352	$15	$18,252	0.10%
See accompanying Report of Independent Auditors

50

Financial Statements

Variable Annuity Account B
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account B
Financial Statements
Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets
Statements of Operations and Change in Net Assets
Notes to Financial Statements
1. Organization and Significant Accounting Policies
2. Variable Annuity Contract Charges
3. Summary of Unit Transactions
4. Financial Highlights
5. Subsequent Events

6 9 39 39 47 49 53 72

Report of Independent Registered Public Accounting Firm
To the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York and Contract Owners of Variable Annuity Account B
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account B (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ ERNST & YOUNG LLP

We have served as the Separate Account’s auditor since 1996.
Kansas City, MO
April 28, 2021

Appendix
Subaccounts comprising Variable Annuity Account B

Subaccounts	Statements of operations and changes in net assets
AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2020
American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2020
American Century VP Ultra®	For each of the two years in the period ended December 31, 2020
American Century VP Value	For each of the two years in the period ended December 31, 2020
American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2020
American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2020
American Funds IS® International	For each of the two years in the period ended December 31, 2020
American Funds IS® New World	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2020
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2020
BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2020
BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2020
Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2020
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2020
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Invesco Oppenheimer V.I. Main Street Small Cap Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Total Return Bond Fund	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2020
Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2020
Invesco V.I. Mid Cap Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Value Opportunities	For each of the two years in the period ended December 31, 2020
Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2020
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2020
PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2020
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2020
PIMCO VIT Total Return	For each of the two years in the period ended December 31, 2020
Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2020
Royce Micro-Cap	For each of the two years in the period ended December 31, 2020
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2020
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2020
Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2020

Variable Annuity Account B
Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

AB VPS Dynamic Asset Allocation	3,167	$ 40,039	$ 43,706	$ -	$ 43,706	4,189	$ 10.43	$ 10.43
AB VPS Small/Mid Cap Value	6,286	119,064	108,055	-	108,055	9,347	11.56	11.56
American Century VP Mid Cap Value	26,615	500,707	547,465	-	547,465	32,857	16.19	16.68
American Century VP Ultra®	175,418	3,015,872	4,692,440	-	4,692,440	126,012	33.53	37.33
American Century VP Value	98,185	943,051	1,098,687	-	1,098,687	51,184	19.35	21.54
American Funds IS® Asset Allocation	100,705	2,300,112	2,624,384	-	2,624,384	195,909	13.40	13.40
American Funds IS® Capital World Bond (a)	11,670	136,736	148,323	-	148,323	16,172	9.17	9.17
American Funds IS® Global Growth	70,024	1,963,455	2,832,455	-	2,832,455	156,481	18.10	18.10
American Funds IS® Growth-Income	22,925	1,065,423	1,237,720	-	1,237,720	76,331	16.22	16.22
American Funds IS® International	16,260	315,184	378,049	-	378,049	32,172	11.75	11.75
American Funds IS® New World	4,835	106,607	150,074	-	150,074	11,681	12.85	12.85
BlackRock Equity Dividend V.I.	50,661	574,900	590,203	-	590,203	43,188	13.67	13.67
BlackRock Global Allocation V.I.	36,623	518,663	596,582	-	596,582	49,482	12.06	12.06
BlackRock High Yield V.I.	40,180	287,686	303,362	1,238	304,600	28,437	10.71	10.71
BNY Mellon IP MidCap Stock	5,802	111,950	115,120	-	115,120	9,592	12.04	12.04
BNY Mellon IP Small Cap Stock Index	44,539	779,532	848,912	-	848,912	59,803	14.20	14.20
BNY Mellon IP Technology Growth	64,378	1,432,430	2,185,631	-	2,185,631	53,899	36.78	40.69
BNY Mellon VIF Appreciation	5,851	257,797	272,673	-	272,673	16,075	16.96	16.96
ClearBridge Variable Aggressive Growth	46,380	1,236,508	1,367,760	-	1,367,760	67,745	18.26	20.23
ClearBridge Variable Small Cap Growth	17,709	446,563	648,149	-	648,149	21,601	26.96	30.05
Fidelity® VIP Equity-Income	26,253	570,117	608,539	-	608,539	47,317	12.83	12.83
Fidelity® VIP Growth & Income	32,506	636,398	706,027	-	706,027	50,175	14.07	14.07
Fidelity® VIP Growth Opportunities	24,811	1,038,096	1,887,852	-	1,887,852	56,843	33.21	33.21
Fidelity® VIP High Income	147,306	759,060	749,790	-	749,790	73,930	10.14	10.14
Fidelity® VIP Overseas	17,610	368,530	462,273	-	462,273	39,426	11.72	11.72
Franklin Allocation VIP Fund	72,750	473,706	408,852	-	408,852	33,444	12.23	12.23
Franklin Income VIP Fund	39,341	601,223	591,689	-	591,689	52,617	10.93	11.25
Franklin Mutual Global Discovery VIP Fund	49,664	940,165	839,814	-	839,814	75,357	10.34	11.14
Franklin Small Cap Value VIP Fund	16,012	258,683	232,173	-	232,173	16,053	14.06	14.44
Franklin Strategic Income VIP Fund	11,024	116,179	114,210	-	114,210	12,442	9.18	9.18
Guggenheim VIF All Cap Value	12,943	366,210	402,005	-	402,005	21,033	15.29	19.17
Guggenheim VIF Alpha Opportunity	4,315	73,346	63,951	-	63,951	3,936	14.59	16.22
Guggenheim VIF Floating Rate Strategies	49,745	1,291,926	1,214,268	-	1,214,268	127,892	9.50	9.50
Guggenheim VIF Global Managed Futures Strategy	4,072	69,545	66,418	-	66,418	13,695	4.85	4.85
Guggenheim VIF High Yield	32,200	897,030	885,812	-	885,812	27,625	16.27	34.38
Guggenheim VIF Large Cap Value	20,869	726,024	784,893	-	784,893	51,732	15.18	15.55
Guggenheim VIF Long Short Equity	5,463	75,025	78,667	-	78,667	6,422	11.16	12.42
Guggenheim VIF Managed Asset Allocation	17,292	466,956	577,725	-	577,725	39,536	14.60	14.95
Guggenheim VIF Multi-Hedge Strategies	1,985	48,797	50,843	-	50,843	8,087	5.95	6.31
Guggenheim VIF Small Cap Value	10,802	428,323	402,799	-	402,799	11,826	22.86	34.06
Guggenheim VIF SMid Cap Value	18,993	1,206,248	1,297,421	-	1,297,421	35,116	25.51	37.19
Guggenheim VIF StylePlus Large Core	10,806	415,708	533,620	-	533,620	41,837	12.46	15.42

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Guggenheim VIF StylePlus Large Growth	10,138	$ 159,596	$ 261,453	$ -	$ 261,453	16,027	$ 16.19	$ 19.80
Guggenheim VIF StylePlus Mid Growth	38,649	2,128,323	2,800,475	-	2,800,475	143,790	19.46	20.95
Guggenheim VIF StylePlus Small Growth	28,746	1,020,796	1,290,992	-	1,290,992	95,439	13.52	23.60
Guggenheim VIF Total Return Bond	116,793	1,872,051	2,113,959	-	2,113,959	174,199	10.02	12.16
Guggenheim VIF World Equity Income	50,384	589,439	745,184	-	745,184	64,230	11.56	13.16
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	3,979	265,201	390,158	-	390,158	19,046	16.59	20.49
Invesco Oppenheimer V.I. Global Fund	15,137	624,493	777,416	-	777,416	47,986	16.18	16.18
Invesco Oppenheimer V.I. Main Street Small Cap Fund	8,983	208,870	241,724	-	241,724	7,158	30.52	33.97
Invesco Oppenheimer V.I. Total Return Bond Fund	49,979	410,590	415,327	-	415,327	57,014	6.88	7.33
Invesco V.I. Comstock	15,873	262,558	255,085	-	255,085	17,603	12.36	14.50
Invesco V.I. Equity and Income	54,436	914,184	970,057	-	970,057	62,922	13.19	15.42
Invesco V.I. Global Real Estate	38,967	631,206	572,423	-	572,423	28,991	17.74	19.75
Invesco V.I. Government Money Market (c)	1,022,249	1,022,249	1,022,249	-	1,022,249	117,657	8.45	8.69
Invesco V.I. Government Securities	71,174	832,018	848,396	-	848,396	96,578	8.04	8.77
Invesco V.I. Health Care	10,906	306,373	367,420	-	367,420	13,429	24.85	27.66
Invesco V.I. International Growth	11,805	403,847	494,373	-	494,373	26,974	16.75	18.53
Invesco V.I. Mid Cap Core Equity	9,153	107,087	93,728	-	93,728	4,490	18.76	20.88
Invesco V.I. Value Opportunities	1,063	7,072	5,964	-	5,964	397	13.56	15.10
Ivy VIP Asset Strategy	12,708	111,538	132,701	-	132,701	12,567	10.56	10.56
Janus Henderson VIT Enterprise	25,116	1,689,176	2,196,653	-	2,196,653	81,422	24.96	26.99
Janus Henderson VIT Research	20,718	707,254	989,918	-	989,918	43,759	21.33	22.61
JPMorgan Insurance Trust Core Bond Portfolio	14,121	153,413	165,502	-	165,502	16,925	9.80	9.80
Lord Abbett Series Bond-Debenture VC	17,572	213,117	219,477	-	219,477	19,782	11.09	11.09
Lord Abbett Series Developing Growth VC	5,707	197,004	269,271	-	269,271	11,452	23.48	23.48
MFS® VIT II Research International	20,639	314,061	369,446	-	369,446	33,917	8.58	10.91
MFS® VIT Total Return	41,729	899,859	1,064,096	-	1,064,096	74,612	12.26	14.24
MFS® VIT Utilities	18,928	566,559	656,606	-	656,606	32,833	13.81	20.52
Morgan Stanley VIF Emerging Markets Equity	23,328	344,254	411,975	-	411,975	45,231	7.76	9.14
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	16,048	198,442	208,300	-	208,300	16,637	12.53	12.53
Morningstar Balanced ETF Asset Allocation Portfolio	35,534	395,930	399,397	-	399,397	35,142	11.37	11.37
Morningstar Conservative ETF Asset Allocation Portfolio	15,179	156,367	175,925	-	175,925	17,947	9.81	9.81
Morningstar Growth ETF Asset Allocation Portfolio	29,252	332,068	335,227	-	335,227	27,672	12.11	12.11
Morningstar Income and Growth ETF Asset Allocation Portfolio	20,109	212,811	221,599	-	221,599	20,864	10.62	10.62
Neuberger Berman AMT Sustainable Equity	27,450	573,172	844,912	-	844,912	28,397	27.17	29.70
PIMCO VIT All Asset	11,557	121,188	127,932	-	127,932	9,453	12.55	13.97
PIMCO VIT CommodityRealReturn Strategy	28,399	186,964	171,816	-	171,816	41,436	3.73	4.22
PIMCO VIT Emerging Markets Bond	3,345	43,244	44,961	-	44,961	3,539	12.24	12.72
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	37,287	397,762	419,106	-	419,106	33,588	11.69	12.50
PIMCO VIT Low Duration	55,881	576,613	580,042	-	580,042	68,641	7.60	8.46
PIMCO VIT Real Return	95,871	1,219,369	1,334,518	-	1,334,518	115,435	10.39	11.56

(b) Merger. See Note 1.
(c) Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

PIMCO VIT Total Return	47,404	$ 519,729	$ 549,409	$ -	$ 549,409	54,792	$ 10.03	$ 10.03
Putnam VT Small Cap Value	1,003	12,586	10,045	-	10,045	911	11.02	11.02
Royce Micro-Cap	16,221	164,055	193,194	-	193,194	15,360	10.45	12.60
T. Rowe Price Health Sciences	27,586	1,222,877	1,598,905	-	1,598,905	75,438	21.19	21.19
Templeton Developing Markets VIP Fund	18,427	157,007	214,489	-	214,489	17,647	12.15	12.15
Templeton Global Bond VIP Fund	140,212	2,107,440	1,937,727	-	1,937,727	249,500	7.77	7.77
Western Asset Variable Global High Yield Bond	4,885	37,363	37,516	-	37,516	3,102	12.05	12.13

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	AB VPS Dynamic Asset Allocation	AB VPS Small/Mid Cap Value	American Century VP Mid Cap Value
Net assets as of December 31, 2018	$36,587	$85,787	$447,971
Investment income (loss):
Dividend distributions	718	343	10,090
Investment Expenses:
Mortality and expense risk and administrative charges	(298)	(772)	(3,968)
Net investment income (loss)	420	(429)	6,122
Increase (decrease) in net assets from operations:
Capital gain distributions	45	11,834	54,678
Realized capital gain (loss) on investments	6	(259)	105
Change in unrealized appreciation (depreciation)	4,777	5,718	65,619
Net gain (loss) on investments	4,828	17,293	120,402
Net increase (decrease) in net assets from operations	5,248	16,864	126,524
Contract owner transactions:
Variable annuity deposits	-	11,599	11,025
Terminations, withdrawals and annuity payments	-	(1,039)	(7,251)
Transfers between subaccounts, net	-	720	5,540
Maintenance charges and mortality adjustments	(227)	(433)	(3,176)
Increase (decrease) in net assets from contract transactions	(227)	10,847	6,138
Total increase (decrease) in net assets	5,021	27,711	132,662
Net assets as of December 31, 2019	$41,608	$113,498	$580,633
Investment income (loss):
Dividend distributions	611	782	8,585
Investment Expenses:
Mortality and expense risk and administrative charges	(304)	(724)	(3,844)
Net investment income (loss)	307	58	4,741
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,817	-
Realized capital gain (loss) on investments	7	(2,103)	2,417
Change in unrealized appreciation (depreciation)	1,453	1,274	(4,334)
Net gain (loss) on investments	1,460	3,988	(1,917)
Net increase (decrease) in net assets from operations	1,767	4,046	2,824
Contract owner transactions:
Variable annuity deposits	65	4,487	10,737
Terminations, withdrawals and annuity payments	(64)	(1,073)	(48,827)
Transfers between subaccounts, net	561	(12,496)	4,739
Maintenance charges and mortality adjustments	(231)	(407)	(2,641)
Increase (decrease) in net assets from contract transactions	331	(9,489)	(35,992)
Total increase (decrease) in net assets	2,098	(5,443)	(33,168)
Net assets as of December 31, 2020	$43,706	$108,055	$547,465

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century VP Ultra®	American Century VP Value	American Funds IS® Asset Allocation
Net assets as of December 31, 2018	$2,564,617	$1,067,769	$1,100,522
Investment income (loss):
Dividend distributions	-	25,150	29,191
Investment Expenses:
Mortality and expense risk and administrative charges	(24,490)	(9,689)	(11,255)
Net investment income (loss)	(24,490)	15,461	17,936
Increase (decrease) in net assets from operations:
Capital gain distributions	332,579	74,151	70,716
Realized capital gain (loss) on investments	13,125	28,159	2,044
Change in unrealized appreciation (depreciation)	563,032	166,034	172,374
Net gain (loss) on investments	908,736	268,344	245,134
Net increase (decrease) in net assets from operations	884,246	283,805	263,070
Contract owner transactions:
Variable annuity deposits	394,714	36,804	685,942
Terminations, withdrawals and annuity payments	(106,059)	(58,584)	(110,307)
Transfers between subaccounts, net	7,114	2,688	(29,389)
Maintenance charges and mortality adjustments	(17,786)	(4,314)	(9,870)
Increase (decrease) in net assets from contract transactions	277,983	(23,406)	536,376
Total increase (decrease) in net assets	1,162,229	260,399	799,446
Net assets as of December 31, 2019	$3,726,846	$1,328,168	$1,899,968
Investment income (loss):
Dividend distributions	-	23,829	34,921
Investment Expenses:
Mortality and expense risk and administrative charges	(31,307)	(8,523)	(17,544)
Net investment income (loss)	(31,307)	15,306	17,377
Increase (decrease) in net assets from operations:
Capital gain distributions	371,183	30,695	10,981
Realized capital gain (loss) on investments	236,882	(1,758)	4,355
Change in unrealized appreciation (depreciation)	1,070,023	(89,329)	241,007
Net gain (loss) on investments	1,678,088	(60,392)	256,343
Net increase (decrease) in net assets from operations	1,646,781	(45,086)	273,720
Contract owner transactions:
Variable annuity deposits	259,170	32,957	489,822
Terminations, withdrawals and annuity payments	(288,155)	(58,116)	(133,851)
Transfers between subaccounts, net	(628,640)	(155,895)	104,826
Maintenance charges and mortality adjustments	(23,562)	(3,341)	(10,101)
Increase (decrease) in net assets from contract transactions	(681,187)	(184,395)	450,696
Total increase (decrease) in net assets	965,594	(229,481)	724,416
Net assets as of December 31, 2020	$4,692,440	$1,098,687	$2,624,384

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Capital World Bond(a)	American Funds IS® Global Growth	American Funds IS® Growth-Income
Net assets as of December 31, 2018	$88,581	$1,533,637	$1,047,051
Investment income (loss):
Dividend distributions	1,567	18,312	19,267
Investment Expenses:
Mortality and expense risk and administrative charges	(719)	(13,875)	(9,394)
Net investment income (loss)	848	4,437	9,873
Increase (decrease) in net assets from operations:
Capital gain distributions	-	102,065	127,916
Realized capital gain (loss) on investments	32	11,780	1,857
Change in unrealized appreciation (depreciation)	5,490	406,707	130,539
Net gain (loss) on investments	5,522	520,552	260,312
Net increase (decrease) in net assets from operations	6,370	524,989	270,185
Contract owner transactions:
Variable annuity deposits	940	115,192	140,648
Terminations, withdrawals and annuity payments	(619)	(58,298)	(34,767)
Transfers between subaccounts, net	39,208	58,141	(38,552)
Maintenance charges and mortality adjustments	(279)	(10,858)	(3,406)
Increase (decrease) in net assets from contract transactions	39,250	104,177	63,923
Total increase (decrease) in net assets	45,620	629,166	334,108
Net assets as of December 31, 2019	$134,201	$2,162,803	$1,381,159
Investment income (loss):
Dividend distributions	1,470	3,550	14,734
Investment Expenses:
Mortality and expense risk and administrative charges	(1,068)	(17,156)	(10,002)
Net investment income (loss)	402	(13,606)	4,732
Increase (decrease) in net assets from operations:
Capital gain distributions	2,516	62,707	37,336
Realized capital gain (loss) on investments	424	84,597	40,769
Change in unrealized appreciation (depreciation)	8,885	488,553	90,716
Net gain (loss) on investments	11,825	635,857	168,821
Net increase (decrease) in net assets from operations	12,227	622,251	173,553
Contract owner transactions:
Variable annuity deposits	10,167	187,182	84,500
Terminations, withdrawals and annuity payments	(1,867)	(195,088)	(31,661)
Transfers between subaccounts, net	(5,922)	68,917	(367,377)
Maintenance charges and mortality adjustments	(483)	(13,610)	(2,454)
Increase (decrease) in net assets from contract transactions	1,895	47,401	(316,992)
Total increase (decrease) in net assets	14,122	669,652	(143,439)
Net assets as of December 31, 2020	$148,323	$2,832,455	$1,237,720

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® International	American Funds IS® New World	BlackRock Equity Dividend V.I.
Net assets as of December 31, 2018	$347,969	$74,705	$346,311
Investment income (loss):
Dividend distributions	5,327	801	7,971
Investment Expenses:
Mortality and expense risk and administrative charges	(3,040)	(690)	(3,202)
Net investment income (loss)	2,287	111	4,769
Increase (decrease) in net assets from operations:
Capital gain distributions	10,799	3,187	31,913
Realized capital gain (loss) on investments	(1,880)	242	70
Change in unrealized appreciation (depreciation)	66,598	19,435	59,278
Net gain (loss) on investments	75,517	22,864	91,261
Net increase (decrease) in net assets from operations	77,804	22,975	96,030
Contract owner transactions:
Variable annuity deposits	12,190	819	110,286
Terminations, withdrawals and annuity payments	(8,079)	(2,805)	(70,133)
Transfers between subaccounts, net	20,538	24,167	26,198
Maintenance charges and mortality adjustments	(940)	(221)	(1,803)
Increase (decrease) in net assets from contract transactions	23,709	21,960	64,548
Total increase (decrease) in net assets	101,513	44,935	160,578
Net assets as of December 31, 2019	$449,482	$119,640	$506,889
Investment income (loss):
Dividend distributions	1,478	49	11,053
Investment Expenses:
Mortality and expense risk and administrative charges	(2,718)	(921)	(4,054)
Net investment income (loss)	(1,240)	(872)	6,999
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,360	20,278
Realized capital gain (loss) on investments	(13,752)	1,358	(8,978)
Change in unrealized appreciation (depreciation)	40,488	28,108	9,181
Net gain (loss) on investments	26,736	30,826	20,481
Net increase (decrease) in net assets from operations	25,496	29,954	27,480
Contract owner transactions:
Variable annuity deposits	8,163	1,576	48,879
Terminations, withdrawals and annuity payments	(15,849)	(2,733)	(10,448)
Transfers between subaccounts, net	(88,485)	1,968	18,021
Maintenance charges and mortality adjustments	(758)	(331)	(618)
Increase (decrease) in net assets from contract transactions	(96,929)	480	55,834
Total increase (decrease) in net assets	(71,433)	30,434	83,314
Net assets as of December 31, 2020	$378,049	$150,074	$590,203

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock Global Allocation V.I.	BlackRock High Yield V.I.	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2018	$256,930	$207,922	$92,681
Investment income (loss):
Dividend distributions	4,624	11,130	393
Investment Expenses:
Mortality and expense risk and administrative charges	(2,451)	(1,627)	(761)
Net investment income (loss)	2,173	9,503	(368)
Increase (decrease) in net assets from operations:
Capital gain distributions	14,147	-	7,120
Realized capital gain (loss) on investments	816	377	(2,211)
Change in unrealized appreciation (depreciation)	32,865	18,547	13,100
Net gain (loss) on investments	47,828	18,924	18,009
Net increase (decrease) in net assets from operations	50,001	28,427	17,641
Contract owner transactions:
Variable annuity deposits	110,258	27,156	2,190
Terminations, withdrawals and annuity payments	(32,133)	(59,875)	(7,662)
Transfers between subaccounts, net	(2,529)	15,504	3,483
Maintenance charges and mortality adjustments	(2,518)	(467)	(191)
Increase (decrease) in net assets from contract transactions	73,078	(17,682)	(2,180)
Total increase (decrease) in net assets	123,079	10,745	15,461
Net assets as of December 31, 2019	$380,009	$218,667	$108,142
Investment income (loss):
Dividend distributions	6,823	13,493	511
Investment Expenses:
Mortality and expense risk and administrative charges	(3,786)	(2,016)	(717)
Net investment income (loss)	3,037	11,477	(206)
Increase (decrease) in net assets from operations:
Capital gain distributions	33,171	-	-
Realized capital gain (loss) on investments	3,556	(988)	(1,413)
Change in unrealized appreciation (depreciation)	67,556	11,154	9,222
Net gain (loss) on investments	104,283	10,166	7,809
Net increase (decrease) in net assets from operations	107,320	21,643	7,603
Contract owner transactions:
Variable annuity deposits	85,236	27,271	2,457
Terminations, withdrawals and annuity payments	(21,050)	(18,967)	(1,453)
Transfers between subaccounts, net	46,634	56,651	(1,457)
Maintenance charges and mortality adjustments	(1,567)	(665)	(172)
Increase (decrease) in net assets from contract transactions	109,253	64,290	(625)
Total increase (decrease) in net assets	216,573	85,933	6,978
Net assets as of December 31, 2020	$596,582	$304,600	$115,120

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon VIF Appreciation
Net assets as of December 31, 2018	$677,082	$870,782	$6,160
Investment income (loss):
Dividend distributions	6,602	-	65
Investment Expenses:
Mortality and expense risk and administrative charges	(5,977)	(9,081)	(53)
Net investment income (loss)	625	(9,081)	12
Increase (decrease) in net assets from operations:
Capital gain distributions	63,001	129,450	765
Realized capital gain (loss) on investments	(5,228)	2,244	(28)
Change in unrealized appreciation (depreciation)	91,324	100,917	1,323
Net gain (loss) on investments	149,097	232,611	2,060
Net increase (decrease) in net assets from operations	149,722	223,530	2,072
Contract owner transactions:
Variable annuity deposits	40,851	259,288	-
Terminations, withdrawals and annuity payments	(56,119)	(72,030)	(314)
Transfers between subaccounts, net	45,783	9,942	-
Maintenance charges and mortality adjustments	(1,509)	(5,382)	(57)
Increase (decrease) in net assets from contract transactions	29,006	191,818	(371)
Total increase (decrease) in net assets	178,728	415,348	1,701
Net assets as of December 31, 2019	$855,810	$1,286,130	$7,861
Investment income (loss):
Dividend distributions	8,120	996	291
Investment Expenses:
Mortality and expense risk and administrative charges	(5,618)	(12,139)	(360)
Net investment income (loss)	2,502	(11,143)	(69)
Increase (decrease) in net assets from operations:
Capital gain distributions	46,235	159,426	1,672
Realized capital gain (loss) on investments	(21,430)	8,055	184
Change in unrealized appreciation (depreciation)	55,960	669,749	14,756
Net gain (loss) on investments	80,765	837,230	16,612
Net increase (decrease) in net assets from operations	83,267	826,087	16,543
Contract owner transactions:
Variable annuity deposits	26,937	22,682	12,217
Terminations, withdrawals and annuity payments	(12,412)	(17,971)	(3,265)
Transfers between subaccounts, net	(103,468)	75,976	239,399
Maintenance charges and mortality adjustments	(1,222)	(7,273)	(82)
Increase (decrease) in net assets from contract transactions	(90,165)	73,414	248,269
Total increase (decrease) in net assets	(6,898)	899,501	264,812
Net assets as of December 31, 2020	$848,912	$2,185,631	$272,673

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Fidelity® VIP Equity-Income
Net assets as of December 31, 2018	$983,344	$345,731	$285,850
Investment income (loss):
Dividend distributions	8,128	-	9,602
Investment Expenses:
Mortality and expense risk and administrative charges	(8,193)	(3,061)	(2,909)
Net investment income (loss)	(65)	(3,061)	6,693
Increase (decrease) in net assets from operations:
Capital gain distributions	20,205	40,014	16,890
Realized capital gain (loss) on investments	(8,101)	5,090	(1,922)
Change in unrealized appreciation (depreciation)	215,009	46,897	68,905
Net gain (loss) on investments	227,113	92,001	83,873
Net increase (decrease) in net assets from operations	227,048	88,940	90,566
Contract owner transactions:
Variable annuity deposits	72,936	35,920	224,414
Terminations, withdrawals and annuity payments	(103,521)	(1,931)	(25,974)
Transfers between subaccounts, net	(16,053)	(22,883)	52,756
Maintenance charges and mortality adjustments	(2,895)	(1,159)	(2,497)
Increase (decrease) in net assets from contract transactions	(49,533)	9,947	248,699
Total increase (decrease) in net assets	177,515	98,887	339,265
Net assets as of December 31, 2019	$1,160,859	$444,618	$625,115
Investment income (loss):
Dividend distributions	6,894	-	8,834
Investment Expenses:
Mortality and expense risk and administrative charges	(8,519)	(3,701)	(4,266)
Net investment income (loss)	(1,625)	(3,701)	4,568
Increase (decrease) in net assets from operations:
Capital gain distributions	115,373	43,514	24,405
Realized capital gain (loss) on investments	(2,646)	3,189	2,228
Change in unrealized appreciation (depreciation)	81,640	149,377	1,345
Net gain (loss) on investments	194,367	196,080	27,978
Net increase (decrease) in net assets from operations	192,742	192,379	32,546
Contract owner transactions:
Variable annuity deposits	18,220	10,051	99,573
Terminations, withdrawals and annuity payments	(12,989)	(9,194)	(38,349)
Transfers between subaccounts, net	11,832	11,590	(108,555)
Maintenance charges and mortality adjustments	(2,904)	(1,295)	(1,791)
Increase (decrease) in net assets from contract transactions	14,159	11,152	(49,122)
Total increase (decrease) in net assets	206,901	203,531	(16,576)
Net assets as of December 31, 2020	$1,367,760	$648,149	$608,539

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income
Net assets as of December 31, 2018	$447,156	$887,716	$326,698
Investment income (loss):
Dividend distributions	17,928	-	32,238
Investment Expenses:
Mortality and expense risk and administrative charges	(3,995)	(8,127)	(4,413)
Net investment income (loss)	13,933	(8,127)	27,825
Increase (decrease) in net assets from operations:
Capital gain distributions	43,168	87,716	-
Realized capital gain (loss) on investments	(554)	32,464	1,234
Change in unrealized appreciation (depreciation)	72,865	233,603	35,347
Net gain (loss) on investments	115,479	353,783	36,581
Net increase (decrease) in net assets from operations	129,412	345,656	64,406
Contract owner transactions:
Variable annuity deposits	34,861	66,563	318,224
Terminations, withdrawals and annuity payments	(985)	(6,917)	(2,903)
Transfers between subaccounts, net	(15,321)	(126,545)	(2,208)
Maintenance charges and mortality adjustments	(629)	(4,352)	(3,223)
Increase (decrease) in net assets from contract transactions	17,926	(71,251)	309,890
Total increase (decrease) in net assets	147,338	274,405	374,296
Net assets as of December 31, 2019	$594,494	$1,162,121	$700,994
Investment income (loss):
Dividend distributions	11,732	-	35,764
Investment Expenses:
Mortality and expense risk and administrative charges	(4,452)	(9,683)	(5,334)
Net investment income (loss)	7,280	(9,683)	30,430
Increase (decrease) in net assets from operations:
Capital gain distributions	28,359	78,085	-
Realized capital gain (loss) on investments	1,809	29,918	(4,632)
Change in unrealized appreciation (depreciation)	18,117	559,185	(15,134)
Net gain (loss) on investments	48,285	667,188	(19,766)
Net increase (decrease) in net assets from operations	55,565	657,505	10,664
Contract owner transactions:
Variable annuity deposits	39,366	47,175	43,069
Terminations, withdrawals and annuity payments	(21,931)	(22,019)	(6,290)
Transfers between subaccounts, net	39,392	47,830	5,317
Maintenance charges and mortality adjustments	(859)	(4,760)	(3,964)
Increase (decrease) in net assets from contract transactions	55,968	68,226	38,132
Total increase (decrease) in net assets	111,533	725,731	48,796
Net assets as of December 31, 2020	$706,027	$1,887,852	$749,790

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Overseas	Franklin Allocation VIP Fund	Franklin Income VIP Fund
Net assets as of December 31, 2018	$305,777	$285,414	$697,180
Investment income (loss):
Dividend distributions	4,385	10,892	37,803
Investment Expenses:
Mortality and expense risk and administrative charges	(2,451)	(2,507)	(5,585)
Net investment income (loss)	1,934	8,385	32,218
Increase (decrease) in net assets from operations:
Capital gain distributions	12,515	20,953	11,425
Realized capital gain (loss) on investments	(5,555)	(839)	839
Change in unrealized appreciation (depreciation)	63,340	26,784	54,566
Net gain (loss) on investments	70,300	46,898	66,830
Net increase (decrease) in net assets from operations	72,234	55,283	99,048
Contract owner transactions:
Variable annuity deposits	602	35,081	5,528
Terminations, withdrawals and annuity payments	(25,396)	(10,604)	(29,894)
Transfers between subaccounts, net	(51,232)	6,246	(85,537)
Maintenance charges and mortality adjustments	(306)	(1,811)	(2,500)
Increase (decrease) in net assets from contract transactions	(76,332)	28,912	(112,403)
Total increase (decrease) in net assets	(4,098)	84,195	(13,355)
Net assets as of December 31, 2019	$301,679	$369,609	$683,825
Investment income (loss):
Dividend distributions	871	4,926	31,963
Investment Expenses:
Mortality and expense risk and administrative charges	(2,643)	(2,786)	(4,567)
Net investment income (loss)	(1,772)	2,140	27,396
Increase (decrease) in net assets from operations:
Capital gain distributions	1,103	94,928	453
Realized capital gain (loss) on investments	5,876	(2,298)	(23,170)
Change in unrealized appreciation (depreciation)	81,344	(54,134)	(30,363)
Net gain (loss) on investments	88,323	38,496	(53,080)
Net increase (decrease) in net assets from operations	86,551	40,636	(25,684)
Contract owner transactions:
Variable annuity deposits	15,533	958	25,954
Terminations, withdrawals and annuity payments	(8,790)	(9,403)	(12,805)
Transfers between subaccounts, net	67,570	8,684	(77,927)
Maintenance charges and mortality adjustments	(270)	(1,632)	(1,674)
Increase (decrease) in net assets from contract transactions	74,043	(1,393)	(66,452)
Total increase (decrease) in net assets	160,594	39,243	(92,136)
Net assets as of December 31, 2020	$462,273	$408,852	$591,689

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Mutual Global Discovery VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
Net assets as of December 31, 2018	$785,386	$206,268	$119,761
Investment income (loss):
Dividend distributions	14,933	2,351	6,558
Investment Expenses:
Mortality and expense risk and administrative charges	(6,732)	(1,791)	(967)
Net investment income (loss)	8,201	560	5,591
Increase (decrease) in net assets from operations:
Capital gain distributions	93,808	37,454	-
Realized capital gain (loss) on investments	(6,554)	(6,016)	(198)
Change in unrealized appreciation (depreciation)	87,583	17,969	3,363
Net gain (loss) on investments	174,837	49,407	3,165
Net increase (decrease) in net assets from operations	183,038	49,967	8,756
Contract owner transactions:
Variable annuity deposits	17,030	7,778	7,937
Terminations, withdrawals and annuity payments	(26,350)	(22,293)	(9,978)
Transfers between subaccounts, net	5,331	15,450	(445)
Maintenance charges and mortality adjustments	(2,893)	(481)	(480)
Increase (decrease) in net assets from contract transactions	(6,882)	454	(2,966)
Total increase (decrease) in net assets	176,156	50,421	5,790
Net assets as of December 31, 2019	$961,542	$256,689	$125,551
Investment income (loss):
Dividend distributions	17,867	3,021	5,343
Investment Expenses:
Mortality and expense risk and administrative charges	(6,032)	(1,526)	(841)
Net investment income (loss)	11,835	1,495	4,502
Increase (decrease) in net assets from operations:
Capital gain distributions	14,310	12,849	-
Realized capital gain (loss) on investments	(50,768)	(14,882)	(3,261)
Change in unrealized appreciation (depreciation)	(20,997)	6,633	(1,129)
Net gain (loss) on investments	(57,455)	4,600	(4,390)
Net increase (decrease) in net assets from operations	(45,620)	6,095	112
Contract owner transactions:
Variable annuity deposits	18,760	3,099	3,891
Terminations, withdrawals and annuity payments	(10,454)	(7,186)	(1,002)
Transfers between subaccounts, net	(82,333)	(26,111)	(13,841)
Maintenance charges and mortality adjustments	(2,081)	(413)	(501)
Increase (decrease) in net assets from contract transactions	(76,108)	(30,611)	(11,453)
Total increase (decrease) in net assets	(121,728)	(24,516)	(11,341)
Net assets as of December 31, 2020	$839,814	$232,173	$114,210

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity	Guggenheim VIF Floating Rate Strategies
Net assets as of December 31, 2018	$619,551	$131,214	$882,117
Investment income (loss):
Dividend distributions	7,647	216	59,354
Investment Expenses:
Mortality and expense risk and administrative charges	(4,491)	(948)	(8,666)
Net investment income (loss)	3,156	(732)	50,688
Increase (decrease) in net assets from operations:
Capital gain distributions	40,481	-	-
Realized capital gain (loss) on investments	22,373	(2,798)	(2,886)
Change in unrealized appreciation (depreciation)	58,622	(823)	20,647
Net gain (loss) on investments	121,476	(3,621)	17,761
Net increase (decrease) in net assets from operations	124,632	(4,353)	68,449
Contract owner transactions:
Variable annuity deposits	1,729	8,091	391,064
Terminations, withdrawals and annuity payments	(49,625)	(5,670)	(35,283)
Transfers between subaccounts, net	(89,917)	(9,963)	(53,291)
Maintenance charges and mortality adjustments	(1,360)	(138)	(6,528)
Increase (decrease) in net assets from contract transactions	(139,173)	(7,680)	295,962
Total increase (decrease) in net assets	(14,541)	(12,033)	364,411
Net assets as of December 31, 2019	$605,010	$119,181	$1,246,528
Investment income (loss):
Dividend distributions	7,323	734	73,913
Investment Expenses:
Mortality and expense risk and administrative charges	(2,917)	(851)	(9,213)
Net investment income (loss)	4,406	(117)	64,700
Increase (decrease) in net assets from operations:
Capital gain distributions	21,735	-	-
Realized capital gain (loss) on investments	2,404	(9,026)	(10,875)
Change in unrealized appreciation (depreciation)	(34,065)	9,201	(66,017)
Net gain (loss) on investments	(9,926)	175	(76,892)
Net increase (decrease) in net assets from operations	(5,520)	58	(12,192)
Contract owner transactions:
Variable annuity deposits	1,433	7,196	76,780
Terminations, withdrawals and annuity payments	(127,544)	(2,352)	(47,686)
Transfers between subaccounts, net	(70,391)	(60,030)	(41,997)
Maintenance charges and mortality adjustments	(983)	(102)	(7,165)
Increase (decrease) in net assets from contract transactions	(197,485)	(55,288)	(20,068)
Total increase (decrease) in net assets	(203,005)	(55,230)	(32,260)
Net assets as of December 31, 2020	$402,005	$63,951	$1,214,268

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value
Net assets as of December 31, 2018	$60,006	$1,105,259	$693,499
Investment income (loss):
Dividend distributions	547	82,718	12,970
Investment Expenses:
Mortality and expense risk and administrative charges	(446)	(8,804)	(5,654)
Net investment income (loss)	101	73,914	7,316
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	45,858
Realized capital gain (loss) on investments	(506)	(406)	7,644
Change in unrealized appreciation (depreciation)	4,443	41,159	78,830
Net gain (loss) on investments	3,937	40,753	132,332
Net increase (decrease) in net assets from operations	4,038	114,667	139,648
Contract owner transactions:
Variable annuity deposits	-	1,307	29,374
Terminations, withdrawals and annuity payments	(187)	(160,470)	(61,207)
Transfers between subaccounts, net	(3,945)	42,480	(10,723)
Maintenance charges and mortality adjustments	(321)	(2,261)	(909)
Increase (decrease) in net assets from contract transactions	(4,453)	(118,944)	(43,465)
Total increase (decrease) in net assets	(415)	(4,277)	96,183
Net assets as of December 31, 2019	$59,591	$1,100,982	$789,682
Investment income (loss):
Dividend distributions	2,592	68,867	14,421
Investment Expenses:
Mortality and expense risk and administrative charges	(494)	(7,159)	(5,196)
Net investment income (loss)	2,098	61,708	9,225
Increase (decrease) in net assets from operations:
Capital gain distributions	380	-	49,074
Realized capital gain (loss) on investments	(88)	(25,385)	2,605
Change in unrealized appreciation (depreciation)	(1,471)	(17,408)	(40,854)
Net gain (loss) on investments	(1,179)	(42,793)	10,825
Net increase (decrease) in net assets from operations	919	18,915	20,050
Contract owner transactions:
Variable annuity deposits	7,773	12,682	4,585
Terminations, withdrawals and annuity payments	(1,497)	(180,435)	(50,790)
Transfers between subaccounts, net	-	(64,249)	22,075
Maintenance charges and mortality adjustments	(368)	(2,083)	(709)
Increase (decrease) in net assets from contract transactions	5,908	(234,085)	(24,839)
Total increase (decrease) in net assets	6,827	(215,170)	(4,789)
Net assets as of December 31, 2020	$66,418	$885,812	$784,893

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Multi-Hedge Strategies
Net assets as of December 31, 2018	$88,194	$472,271	$59,135
Investment income (loss):
Dividend distributions	512	8,582	735
Investment Expenses:
Mortality and expense risk and administrative charges	(691)	(3,949)	(262)
Net investment income (loss)	(179)	4,633	473
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,143	-
Realized capital gain (loss) on investments	(904)	2,177	1,788
Change in unrealized appreciation (depreciation)	5,202	79,151	(437)
Net gain (loss) on investments	4,298	85,471	1,351
Net increase (decrease) in net assets from operations	4,119	90,104	1,824
Contract owner transactions:
Variable annuity deposits	2,961	30,528	1,378
Terminations, withdrawals and annuity payments	(4,305)	(10,366)	(13,096)
Transfers between subaccounts, net	8,049	(476)	(28,647)
Maintenance charges and mortality adjustments	(399)	(3,462)	(130)
Increase (decrease) in net assets from contract transactions	6,306	16,224	(40,495)
Total increase (decrease) in net assets	10,425	106,328	(38,671)
Net assets as of December 31, 2019	$98,619	$578,599	$20,464
Investment income (loss):
Dividend distributions	560	9,323	769
Investment Expenses:
Mortality and expense risk and administrative charges	(560)	(4,468)	(401)
Net investment income (loss)	-	4,855	368
Increase (decrease) in net assets from operations:
Capital gain distributions	-	35,952	-
Realized capital gain (loss) on investments	(4,054)	16,966	(31)
Change in unrealized appreciation (depreciation)	2,748	11,106	1,085
Net gain (loss) on investments	(1,306)	64,024	1,054
Net increase (decrease) in net assets from operations	(1,306)	68,879	1,422
Contract owner transactions:
Variable annuity deposits	8,301	35,718	27,590
Terminations, withdrawals and annuity payments	(7,017)	(101,832)	(720)
Transfers between subaccounts, net	(19,494)	74	2,262
Maintenance charges and mortality adjustments	(436)	(3,713)	(175)
Increase (decrease) in net assets from contract transactions	(18,646)	(69,753)	28,957
Total increase (decrease) in net assets	(19,952)	(874)	30,379
Net assets as of December 31, 2020	$78,667	$577,725	$50,843

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value	Guggenheim VIF StylePlus Large Core
Net assets as of December 31, 2018	$470,825	$1,301,614	$378,390
Investment income (loss):
Dividend distributions	3,826	11,805	9,161
Investment Expenses:
Mortality and expense risk and administrative charges	(3,731)	(10,346)	(3,468)
Net investment income (loss)	95	1,459	5,693
Increase (decrease) in net assets from operations:
Capital gain distributions	28,405	139,396	23,901
Realized capital gain (loss) on investments	(4,307)	3,919	3,793
Change in unrealized appreciation (depreciation)	72,134	163,743	73,681
Net gain (loss) on investments	96,232	307,058	101,375
Net increase (decrease) in net assets from operations	96,327	308,517	107,068
Contract owner transactions:
Variable annuity deposits	13,249	31,750	16,339
Terminations, withdrawals and annuity payments	(75,652)	(201,109)	(30,328)
Transfers between subaccounts, net	(2,961)	(65,829)	2,694
Maintenance charges and mortality adjustments	(1,021)	(2,968)	(1,048)
Increase (decrease) in net assets from contract transactions	(66,385)	(238,156)	(12,343)
Total increase (decrease) in net assets	29,942	70,361	94,725
Net assets as of December 31, 2019	$500,767	$1,371,975	$473,115
Investment income (loss):
Dividend distributions	4,291	13,631	7,852
Investment Expenses:
Mortality and expense risk and administrative charges	(2,965)	(8,564)	(3,776)
Net investment income (loss)	1,326	5,067	4,076
Increase (decrease) in net assets from operations:
Capital gain distributions	31,058	43,194	20,590
Realized capital gain (loss) on investments	(11,905)	(16,695)	1,163
Change in unrealized appreciation (depreciation)	(27,369)	24,551	51,488
Net gain (loss) on investments	(8,216)	51,050	73,241
Net increase (decrease) in net assets from operations	(6,890)	56,117	77,317
Contract owner transactions:
Variable annuity deposits	11,062	42,706	15,663
Terminations, withdrawals and annuity payments	(46,373)	(262,906)	(21,595)
Transfers between subaccounts, net	(54,956)	91,979	(9,866)
Maintenance charges and mortality adjustments	(811)	(2,450)	(1,014)
Increase (decrease) in net assets from contract transactions	(91,078)	(130,671)	(16,812)
Total increase (decrease) in net assets	(97,968)	(74,554)	60,505
Net assets as of December 31, 2020	$402,799	$1,297,421	$533,620

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth
Net assets as of December 31, 2018	$191,987	$1,558,339	$583,481
Investment income (loss):
Dividend distributions	4,626	15,688	5,411
Investment Expenses:
Mortality and expense risk and administrative charges	(1,744)	(14,422)	(6,125)
Net investment income (loss)	2,882	1,266	(714)
Increase (decrease) in net assets from operations:
Capital gain distributions	20,180	173,544	91,526
Realized capital gain (loss) on investments	5,189	6,652	(2,069)
Change in unrealized appreciation (depreciation)	35,659	312,436	69,250
Net gain (loss) on investments	61,028	492,632	158,707
Net increase (decrease) in net assets from operations	63,910	493,898	157,993
Contract owner transactions:
Variable annuity deposits	3,747	100,172	236,050
Terminations, withdrawals and annuity payments	(9,669)	(107,068)	(19,762)
Transfers between subaccounts, net	7,260	69,677	(11,199)
Maintenance charges and mortality adjustments	(542)	(9,538)	(4,219)
Increase (decrease) in net assets from contract transactions	796	53,243	200,870
Total increase (decrease) in net assets	64,706	547,141	358,863
Net assets as of December 31, 2019	$256,693	$2,105,480	$942,344
Investment income (loss):
Dividend distributions	2,914	29,584	12,577
Investment Expenses:
Mortality and expense risk and administrative charges	(1,723)	(16,488)	(7,208)
Net investment income (loss)	1,191	13,096	5,369
Increase (decrease) in net assets from operations:
Capital gain distributions	9,986	106,058	-
Realized capital gain (loss) on investments	31,271	18,364	(6,018)
Change in unrealized appreciation (depreciation)	32,573	498,485	306,459
Net gain (loss) on investments	73,830	622,907	300,441
Net increase (decrease) in net assets from operations	75,021	636,003	305,810
Contract owner transactions:
Variable annuity deposits	15,215	198,477	54,141
Terminations, withdrawals and annuity payments	(77,852)	(118,753)	(4,994)
Transfers between subaccounts, net	(6,957)	(9,103)	(1,170)
Maintenance charges and mortality adjustments	(667)	(11,629)	(5,139)
Increase (decrease) in net assets from contract transactions	(70,261)	58,992	42,838
Total increase (decrease) in net assets	4,760	694,995	348,648
Net assets as of December 31, 2020	$261,453	$2,800,475	$1,290,992

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund(b)
Net assets as of December 31, 2018	$1,996,173	$928,804	$251,884
Investment income (loss):
Dividend distributions	60,911	25,698	-
Investment Expenses:
Mortality and expense risk and administrative charges	(16,803)	(7,152)	(2,258)
Net investment income (loss)	44,108	18,546	(2,258)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	51,295	49,239
Realized capital gain (loss) on investments	3,241	39,708	(561)
Change in unrealized appreciation (depreciation)	33,159	65,403	32,458
Net gain (loss) on investments	36,400	156,406	81,136
Net increase (decrease) in net assets from operations	80,508	174,952	78,878
Contract owner transactions:
Variable annuity deposits	390,370	3,898	11,194
Terminations, withdrawals and annuity payments	(114,464)	(122,618)	(27,652)
Transfers between subaccounts, net	(52,633)	(78,831)	14,920
Maintenance charges and mortality adjustments	(10,188)	(1,810)	(534)
Increase (decrease) in net assets from contract transactions	213,085	(199,361)	(2,072)
Total increase (decrease) in net assets	293,593	(24,409)	76,806
Net assets as of December 31, 2019	$2,289,766	$904,395	$328,690
Investment income (loss):
Dividend distributions	41,768	20,519	-
Investment Expenses:
Mortality and expense risk and administrative charges	(16,777)	(5,316)	(2,491)
Net investment income (loss)	24,991	15,203	(2,491)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	7,168	90,400
Realized capital gain (loss) on investments	45,823	30,746	(93,225)
Change in unrealized appreciation (depreciation)	210,656	(25,513)	120,351
Net gain (loss) on investments	256,479	12,401	117,526
Net increase (decrease) in net assets from operations	281,470	27,604	115,035
Contract owner transactions:
Variable annuity deposits	49,726	18,775	6,362
Terminations, withdrawals and annuity payments	(183,988)	(206,788)	(31,890)
Transfers between subaccounts, net	(312,046)	3,296	(27,456)
Maintenance charges and mortality adjustments	(10,969)	(2,098)	(583)
Increase (decrease) in net assets from contract transactions	(457,277)	(186,815)	(53,567)
Total increase (decrease) in net assets	(175,807)	(159,211)	61,468
Net assets as of December 31, 2020	$2,113,959	$745,184	$390,158

(b) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Small Cap Fund	Invesco Oppenheimer V.I. Total Return Bond Fund
Net assets as of December 31, 2018	$473,787	$223,118	$204,839
Investment income (loss):
Dividend distributions	3,959	-	7,145
Investment Expenses:
Mortality and expense risk and administrative charges	(4,753)	(1,916)	(1,883)
Net investment income (loss)	(794)	(1,916)	5,262
Increase (decrease) in net assets from operations:
Capital gain distributions	89,400	23,359	-
Realized capital gain (loss) on investments	(946)	(6,361)	916
Change in unrealized appreciation (depreciation)	70,202	37,924	11,524
Net gain (loss) on investments	158,656	54,922	12,440
Net increase (decrease) in net assets from operations	157,862	53,006	17,702
Contract owner transactions:
Variable annuity deposits	76,312	1,928	718
Terminations, withdrawals and annuity payments	(35,457)	(42,793)	(30,263)
Transfers between subaccounts, net	60,408	6,126	39,540
Maintenance charges and mortality adjustments	(3,766)	(578)	(539)
Increase (decrease) in net assets from contract transactions	97,497	(35,317)	9,456
Total increase (decrease) in net assets	255,359	17,689	27,158
Net assets as of December 31, 2019	$729,146	$240,807	$231,997
Investment income (loss):
Dividend distributions	3,246	715	15,526
Investment Expenses:
Mortality and expense risk and administrative charges	(5,336)	(1,617)	(2,703)
Net investment income (loss)	(2,090)	(902)	12,823
Increase (decrease) in net assets from operations:
Capital gain distributions	26,922	2,852	-
Realized capital gain (loss) on investments	16,740	(15,173)	967
Change in unrealized appreciation (depreciation)	138,124	42,301	3,712
Net gain (loss) on investments	181,786	29,980	4,679
Net increase (decrease) in net assets from operations	179,696	29,078	17,502
Contract owner transactions:
Variable annuity deposits	6,141	13,693	1,182
Terminations, withdrawals and annuity payments	(81,806)	(15,137)	(145,252)
Transfers between subaccounts, net	(51,667)	(26,032)	310,772
Maintenance charges and mortality adjustments	(4,094)	(685)	(874)
Increase (decrease) in net assets from contract transactions	(131,426)	(28,161)	165,828
Total increase (decrease) in net assets	48,270	917	183,330
Net assets as of December 31, 2020	$777,416	$241,724	$415,327

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Comstock	Invesco V.I. Equity and Income	Invesco V.I. Global Real Estate
Net assets as of December 31, 2018	$313,979	$853,910	$706,833
Investment income (loss):
Dividend distributions	5,070	22,368	34,614
Investment Expenses:
Mortality and expense risk and administrative charges	(2,422)	(7,162)	(5,842)
Net investment income (loss)	2,648	15,206	28,772
Increase (decrease) in net assets from operations:
Capital gain distributions	38,713	69,719	885
Realized capital gain (loss) on investments	(1,413)	405	10,090
Change in unrealized appreciation (depreciation)	26,917	74,609	112,815
Net gain (loss) on investments	64,217	144,733	123,790
Net increase (decrease) in net assets from operations	66,865	159,939	152,562
Contract owner transactions:
Variable annuity deposits	776	74,490	26,588
Terminations, withdrawals and annuity payments	(100,723)	(138,923)	(89,475)
Transfers between subaccounts, net	(793)	12,870	(42,929)
Maintenance charges and mortality adjustments	(701)	(3,341)	(2,276)
Increase (decrease) in net assets from contract transactions	(101,441)	(54,904)	(108,092)
Total increase (decrease) in net assets	(34,576)	105,035	44,470
Net assets as of December 31, 2019	$279,403	$958,945	$751,303
Investment income (loss):
Dividend distributions	4,876	19,311	33,211
Investment Expenses:
Mortality and expense risk and administrative charges	(1,708)	(6,584)	(4,805)
Net investment income (loss)	3,168	12,727	28,406
Increase (decrease) in net assets from operations:
Capital gain distributions	6,063	39,920	18,551
Realized capital gain (loss) on investments	(13,019)	(8,740)	(23,928)
Change in unrealized appreciation (depreciation)	(3,301)	27,879	(126,249)
Net gain (loss) on investments	(10,257)	59,059	(131,626)
Net increase (decrease) in net assets from operations	(7,089)	71,786	(103,220)
Contract owner transactions:
Variable annuity deposits	216	18,627	25,453
Terminations, withdrawals and annuity payments	(8,512)	(90,736)	(61,786)
Transfers between subaccounts, net	(8,599)	13,310	(37,326)
Maintenance charges and mortality adjustments	(334)	(1,875)	(2,001)
Increase (decrease) in net assets from contract transactions	(17,229)	(60,674)	(75,660)
Total increase (decrease) in net assets	(24,318)	11,112	(178,880)
Net assets as of December 31, 2020	$255,085	$970,057	$572,423

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Government Money Market(c)	Invesco V.I. Government Securities	Invesco V.I. Health Care
Net assets as of December 31, 2018	$919,798	$1,066,699	$285,444
Investment income (loss):
Dividend distributions	12,925	22,927	153
Investment Expenses:
Mortality and expense risk and administrative charges	(5,988)	(7,763)	(2,621)
Net investment income (loss)	6,937	15,164	(2,468)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	8,485
Realized capital gain (loss) on investments	-	(1,919)	(4,846)
Change in unrealized appreciation (depreciation)	-	39,398	87,260
Net gain (loss) on investments	-	37,479	90,899
Net increase (decrease) in net assets from operations	6,937	52,643	88,431
Contract owner transactions:
Variable annuity deposits	132,836	21,814	3,917
Terminations, withdrawals and annuity payments	(190,650)	(208,322)	(40,128)
Transfers between subaccounts, net	(266,193)	4,161	34,660
Maintenance charges and mortality adjustments	(2,801)	(1,323)	(887)
Increase (decrease) in net assets from contract transactions	(326,808)	(183,670)	(2,438)
Total increase (decrease) in net assets	(319,871)	(131,027)	85,993
Net assets as of December 31, 2019	$599,927	$935,672	$371,437
Investment income (loss):
Dividend distributions	1,332	18,253	1,034
Investment Expenses:
Mortality and expense risk and administrative charges	(7,297)	(6,652)	(2,884)
Net investment income (loss)	(5,965)	11,601	(1,850)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	7,869
Realized capital gain (loss) on investments	-	5,788	5,451
Change in unrealized appreciation (depreciation)	-	27,518	31,532
Net gain (loss) on investments	-	33,306	44,852
Net increase (decrease) in net assets from operations	(5,965)	44,907	43,002
Contract owner transactions:
Variable annuity deposits	1,637	62,616	4,304
Terminations, withdrawals and annuity payments	(381,226)	(178,656)	(17,787)
Transfers between subaccounts, net	811,420	(14,468)	(32,483)
Maintenance charges and mortality adjustments	(3,544)	(1,675)	(1,053)
Increase (decrease) in net assets from contract transactions	428,287	(132,183)	(47,019)
Total increase (decrease) in net assets	422,322	(87,276)	(4,017)
Net assets as of December 31, 2020	$1,022,249	$848,396	$367,420

(c) Liquidation. See Note 1.
The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Value Opportunities
Net assets as of December 31, 2018	$571,140	$103,949	$4,491
Investment income (loss):
Dividend distributions	7,761	256	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,978)	(1,052)	(62)
Net investment income (loss)	2,783	(796)	(62)
Increase (decrease) in net assets from operations:
Capital gain distributions	39,011	13,154	1,140
Realized capital gain (loss) on investments	21,555	(3,826)	(149)
Change in unrealized appreciation (depreciation)	83,331	17,539	263
Net gain (loss) on investments	143,897	26,867	1,254
Net increase (decrease) in net assets from operations	146,680	26,071	1,192
Contract owner transactions:
Variable annuity deposits	7,112	3,520	-
Terminations, withdrawals and annuity payments	(139,345)	(6,592)	(349)
Transfers between subaccounts, net	29,665	(5,567)	380
Maintenance charges and mortality adjustments	(1,892)	(233)	(26)
Increase (decrease) in net assets from contract transactions	(104,460)	(8,872)	5
Total increase (decrease) in net assets	42,220	17,199	1,197
Net assets as of December 31, 2019	$613,360	$121,148	$5,688
Investment income (loss):
Dividend distributions	9,307	404	4
Investment Expenses:
Mortality and expense risk and administrative charges	(4,093)	(714)	(36)
Net investment income (loss)	5,214	(310)	(32)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,145	17,450	224
Realized capital gain (loss) on investments	15,000	(17,052)	(102)
Change in unrealized appreciation (depreciation)	15,864	(2,395)	228
Net gain (loss) on investments	41,009	(1,997)	350
Net increase (decrease) in net assets from operations	46,223	(2,307)	318
Contract owner transactions:
Variable annuity deposits	10,346	2,330	-
Terminations, withdrawals and annuity payments	(26,364)	(5,616)	(137)
Transfers between subaccounts, net	(147,801)	(21,659)	111
Maintenance charges and mortality adjustments	(1,391)	(168)	(16)
Increase (decrease) in net assets from contract transactions	(165,210)	(25,113)	(42)
Total increase (decrease) in net assets	(118,987)	(27,420)	276
Net assets as of December 31, 2020	$494,373	$93,728	$5,964

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Asset Strategy	Janus Henderson VIT Enterprise	Janus Henderson VIT Research
Net assets as of December 31, 2018	$76,012	$1,150,810	$512,575
Investment income (loss):
Dividend distributions	1,781	881	1,957
Investment Expenses:
Mortality and expense risk and administrative charges	(664)	(12,369)	(4,791)
Net investment income (loss)	1,117	(11,488)	(2,834)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,397	102,604	65,217
Realized capital gain (loss) on investments	909	21,148	3,345
Change in unrealized appreciation (depreciation)	10,415	316,412	114,902
Net gain (loss) on investments	14,721	440,164	183,464
Net increase (decrease) in net assets from operations	15,838	428,676	180,630
Contract owner transactions:
Variable annuity deposits	2,797	448,994	77,647
Terminations, withdrawals and annuity payments	(16,655)	(88,694)	(3,193)
Transfers between subaccounts, net	10,379	(28,188)	(14,161)
Maintenance charges and mortality adjustments	(569)	(7,777)	(2,233)
Increase (decrease) in net assets from contract transactions	(4,048)	324,335	58,060
Total increase (decrease) in net assets	11,790	753,011	238,690
Net assets as of December 31, 2019	$87,802	$1,903,821	$751,265
Investment income (loss):
Dividend distributions	2,432	-	1,789
Investment Expenses:
Mortality and expense risk and administrative charges	(828)	(14,168)	(6,190)
Net investment income (loss)	1,604	(14,168)	(4,401)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,008	148,761	67,381
Realized capital gain (loss) on investments	484	20,814	7,505
Change in unrealized appreciation (depreciation)	18,066	199,889	166,061
Net gain (loss) on investments	20,558	369,464	240,947
Net increase (decrease) in net assets from operations	22,162	355,296	236,546
Contract owner transactions:
Variable annuity deposits	2,437	119,519	37,844
Terminations, withdrawals and annuity payments	(4,189)	(59,279)	(3,247)
Transfers between subaccounts, net	24,898	(113,522)	(30,295)
Maintenance charges and mortality adjustments	(409)	(9,182)	(2,195)
Increase (decrease) in net assets from contract transactions	22,737	(62,464)	2,107
Total increase (decrease) in net assets	44,899	292,832	238,653
Net assets as of December 31, 2020	$132,701	$2,196,653	$989,918

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	JPMorgan Insurance Trust Core Bond Portfolio	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC
Net assets as of December 31, 2018	$164,786	$327,299	$50,246
Investment income (loss):
Dividend distributions	4,051	12,264	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,282)	(2,473)	(593)
Net investment income (loss)	2,769	9,791	(593)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	10,065
Realized capital gain (loss) on investments	222	(947)	302
Change in unrealized appreciation (depreciation)	8,667	30,160	7,843
Net gain (loss) on investments	8,889	29,213	18,210
Net increase (decrease) in net assets from operations	11,658	39,004	17,617
Contract owner transactions:
Variable annuity deposits	2,570	11,480	622
Terminations, withdrawals and annuity payments	(1,233)	(35,368)	-
Transfers between subaccounts, net	(5,327)	(18,797)	40,282
Maintenance charges and mortality adjustments	(438)	(2,103)	(12)
Increase (decrease) in net assets from contract transactions	(4,428)	(44,788)	40,892
Total increase (decrease) in net assets	7,230	(5,784)	58,509
Net assets as of December 31, 2019	$172,016	$321,515	$108,755
Investment income (loss):
Dividend distributions	3,824	7,978	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,384)	(2,260)	(1,009)
Net investment income (loss)	2,440	5,718	(1,009)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	23,870
Realized capital gain (loss) on investments	3,655	4,196	1,397
Change in unrealized appreciation (depreciation)	6,187	7,477	58,697
Net gain (loss) on investments	9,842	11,673	83,964
Net increase (decrease) in net assets from operations	12,282	17,391	82,955
Contract owner transactions:
Variable annuity deposits	1,948	5,251	892
Terminations, withdrawals and annuity payments	(875)	(42,716)	(5,502)
Transfers between subaccounts, net	(19,354)	(80,040)	82,183
Maintenance charges and mortality adjustments	(515)	(1,924)	(12)
Increase (decrease) in net assets from contract transactions	(18,796)	(119,429)	77,561
Total increase (decrease) in net assets	(6,514)	(102,038)	160,516
Net assets as of December 31, 2020	$165,502	$219,477	$269,271

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT II Research International	MFS® VIT Total Return	MFS® VIT Utilities
Net assets as of December 31, 2018	$270,814	$1,361,787	$475,313
Investment income (loss):
Dividend distributions	3,807	30,396	20,204
Investment Expenses:
Mortality and expense risk and administrative charges	(2,458)	(10,640)	(4,310)
Net investment income (loss)	1,349	19,756	15,894
Increase (decrease) in net assets from operations:
Capital gain distributions	13,246	38,862	1,601
Realized capital gain (loss) on investments	6,419	23,639	13,411
Change in unrealized appreciation (depreciation)	53,788	161,540	81,725
Net gain (loss) on investments	73,453	224,041	96,737
Net increase (decrease) in net assets from operations	74,802	243,797	112,631
Contract owner transactions:
Variable annuity deposits	22,415	4,490	67,587
Terminations, withdrawals and annuity payments	(50,574)	(251,826)	(55,028)
Transfers between subaccounts, net	20,725	(21,907)	(1,521)
Maintenance charges and mortality adjustments	(2,359)	(2,339)	(1,734)
Increase (decrease) in net assets from contract transactions	(9,793)	(271,582)	9,304
Total increase (decrease) in net assets	65,009	(27,785)	121,935
Net assets as of December 31, 2019	$335,823	$1,334,002	$597,248
Investment income (loss):
Dividend distributions	8,384	22,149	12,872
Investment Expenses:
Mortality and expense risk and administrative charges	(2,873)	(8,040)	(4,487)
Net investment income (loss)	5,511	14,109	8,385
Increase (decrease) in net assets from operations:
Capital gain distributions	15,998	28,843	15,230
Realized capital gain (loss) on investments	16,501	23,048	3,810
Change in unrealized appreciation (depreciation)	24,258	(2,269)	(2,975)
Net gain (loss) on investments	56,757	49,622	16,065
Net increase (decrease) in net assets from operations	62,268	63,731	24,450
Contract owner transactions:
Variable annuity deposits	30,288	35,218	31,070
Terminations, withdrawals and annuity payments	(69,272)	(351,680)	(25,791)
Transfers between subaccounts, net	11,199	(14,310)	31,336
Maintenance charges and mortality adjustments	(860)	(2,865)	(1,707)
Increase (decrease) in net assets from contract transactions	(28,645)	(333,637)	34,908
Total increase (decrease) in net assets	33,623	(269,906)	59,358
Net assets as of December 31, 2020	$369,446	$1,064,096	$656,606

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Morgan Stanley VIF Emerging Markets Equity	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio
Net assets as of December 31, 2018	$467,338	$154,405	$311,167
Investment income (loss):
Dividend distributions	5,346	2,754	8,071
Investment Expenses:
Mortality and expense risk and administrative charges	(3,780)	(1,306)	(2,688)
Net investment income (loss)	1,566	1,448	5,383
Increase (decrease) in net assets from operations:
Capital gain distributions	36,417	6,319	8,071
Realized capital gain (loss) on investments	(1,692)	(59)	(2,833)
Change in unrealized appreciation (depreciation)	44,484	25,275	40,295
Net gain (loss) on investments	79,209	31,535	45,533
Net increase (decrease) in net assets from operations	80,775	32,983	50,916
Contract owner transactions:
Variable annuity deposits	11,430	2,281	53,251
Terminations, withdrawals and annuity payments	(52,119)	-	(40,044)
Transfers between subaccounts, net	(28,620)	57	-
Maintenance charges and mortality adjustments	(657)	(366)	(347)
Increase (decrease) in net assets from contract transactions	(69,966)	1,972	12,860
Total increase (decrease) in net assets	10,809	34,955	63,776
Net assets as of December 31, 2019	$478,147	$189,360	$374,943
Investment income (loss):
Dividend distributions	5,507	3,379	7,461
Investment Expenses:
Mortality and expense risk and administrative charges	(3,174)	(1,335)	(2,721)
Net investment income (loss)	2,333	2,044	4,740
Increase (decrease) in net assets from operations:
Capital gain distributions	6,965	3,749	4,776
Realized capital gain (loss) on investments	2,544	(125)	(553)
Change in unrealized appreciation (depreciation)	33,761	12,021	21,697
Net gain (loss) on investments	43,270	15,645	25,920
Net increase (decrease) in net assets from operations	45,603	17,689	30,660
Contract owner transactions:
Variable annuity deposits	11,773	2,487	1,966
Terminations, withdrawals and annuity payments	(3,257)	(1,144)	(7,585)
Transfers between subaccounts, net	(120,017)	263	-
Maintenance charges and mortality adjustments	(274)	(355)	(587)
Increase (decrease) in net assets from contract transactions	(111,775)	1,251	(6,206)
Total increase (decrease) in net assets	(66,172)	18,940	24,454
Net assets as of December 31, 2020	$411,975	$208,300	$399,397

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2018	$40,536	$390,171	$180,031
Investment income (loss):
Dividend distributions	806	5,082	4,097
Investment Expenses:
Mortality and expense risk and administrative charges	(305)	(3,022)	(1,455)
Net investment income (loss)	501	2,060	2,642
Increase (decrease) in net assets from operations:
Capital gain distributions	316	13,068	4,564
Realized capital gain (loss) on investments	(93)	(7,911)	(31)
Change in unrealized appreciation (depreciation)	2,635	56,945	14,630
Net gain (loss) on investments	2,858	62,102	19,163
Net increase (decrease) in net assets from operations	3,359	64,162	21,805
Contract owner transactions:
Variable annuity deposits	-	8,869	2,626
Terminations, withdrawals and annuity payments	(929)	(338)	-
Transfers between subaccounts, net	(1,787)	(160,861)	-
Maintenance charges and mortality adjustments	(195)	(1,186)	(671)
Increase (decrease) in net assets from contract transactions	(2,911)	(153,516)	1,955
Total increase (decrease) in net assets	448	(89,354)	23,760
Net assets as of December 31, 2019	$40,984	$300,817	$203,791
Investment income (loss):
Dividend distributions	2,935	6,144	4,375
Investment Expenses:
Mortality and expense risk and administrative charges	(1,043)	(2,183)	(1,527)
Net investment income (loss)	1,892	3,961	2,848
Increase (decrease) in net assets from operations:
Capital gain distributions	939	8,790	2,457
Realized capital gain (loss) on investments	1,218	(281)	(28)
Change in unrealized appreciation (depreciation)	19,105	16,206	10,437
Net gain (loss) on investments	21,262	24,715	12,866
Net increase (decrease) in net assets from operations	23,154	28,676	15,714
Contract owner transactions:
Variable annuity deposits	-	3,339	2,775
Terminations, withdrawals and annuity payments	(3,344)	-	-
Transfers between subaccounts, net	115,320	3,606	-
Maintenance charges and mortality adjustments	(189)	(1,211)	(681)
Increase (decrease) in net assets from contract transactions	111,787	5,734	2,094
Total increase (decrease) in net assets	134,941	34,410	17,808
Net assets as of December 31, 2020	$175,925	$335,227	$221,599

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Neuberger Berman AMT Sustainable Equity	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy
Net assets as of December 31, 2018	$665,661	$140,075	$170,993
Investment income (loss):
Dividend distributions	2,123	4,034	8,357
Investment Expenses:
Mortality and expense risk and administrative charges	(5,569)	(1,254)	(1,494)
Net investment income (loss)	(3,446)	2,780	6,863
Increase (decrease) in net assets from operations:
Capital gain distributions	40,772	-	-
Realized capital gain (loss) on investments	9,133	(233)	(14,800)
Change in unrealized appreciation (depreciation)	114,697	11,820	26,349
Net gain (loss) on investments	164,602	11,587	11,549
Net increase (decrease) in net assets from operations	161,156	14,367	18,412
Contract owner transactions:
Variable annuity deposits	353	2,604	3,216
Terminations, withdrawals and annuity payments	(29,994)	(5,211)	(6,964)
Transfers between subaccounts, net	(1,400)	(11,210)	(4,572)
Maintenance charges and mortality adjustments	(3,259)	(785)	(507)
Increase (decrease) in net assets from contract transactions	(34,300)	(14,602)	(8,827)
Total increase (decrease) in net assets	126,856	(235)	9,585
Net assets as of December 31, 2019	$792,517	$139,840	$180,578
Investment income (loss):
Dividend distributions	2,898	6,430	11,758
Investment Expenses:
Mortality and expense risk and administrative charges	(5,609)	(1,148)	(1,372)
Net investment income (loss)	(2,711)	5,282	10,386
Increase (decrease) in net assets from operations:
Capital gain distributions	31,876	-	-
Realized capital gain (loss) on investments	28,173	(1,116)	(21,121)
Change in unrealized appreciation (depreciation)	81,635	3,382	9,172
Net gain (loss) on investments	141,684	2,266	(11,949)
Net increase (decrease) in net assets from operations	138,973	7,548	(1,563)
Contract owner transactions:
Variable annuity deposits	11,479	5,947	1,806
Terminations, withdrawals and annuity payments	(92,945)	(26,254)	(19,122)
Transfers between subaccounts, net	(2,005)	1,545	10,571
Maintenance charges and mortality adjustments	(3,107)	(694)	(454)
Increase (decrease) in net assets from contract transactions	(86,578)	(19,456)	(7,199)
Total increase (decrease) in net assets	52,395	(11,908)	(8,762)
Net assets as of December 31, 2020	$844,912	$127,932	$171,816

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Emerging Markets Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT Low Duration
Net assets as of December 31, 2018	$83,521	$630,322	$546,601
Investment income (loss):
Dividend distributions	3,466	11,382	15,963
Investment Expenses:
Mortality and expense risk and administrative charges	(668)	(4,982)	(4,393)
Net investment income (loss)	2,798	6,400	11,570
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,453	-
Realized capital gain (loss) on investments	659	8,046	(1,424)
Change in unrealized appreciation (depreciation)	7,122	19,446	7,986
Net gain (loss) on investments	7,781	31,945	6,562
Net increase (decrease) in net assets from operations	10,579	38,345	18,132
Contract owner transactions:
Variable annuity deposits	54	2,182	72,134
Terminations, withdrawals and annuity payments	(40,391)	(95,015)	(77,313)
Transfers between subaccounts, net	(6,757)	23,325	45,209
Maintenance charges and mortality adjustments	(332)	(4,566)	(4,748)
Increase (decrease) in net assets from contract transactions	(47,426)	(74,074)	35,282
Total increase (decrease) in net assets	(36,847)	(35,729)	53,414
Net assets as of December 31, 2019	$46,674	$594,593	$600,015
Investment income (loss):
Dividend distributions	2,084	31,803	7,732
Investment Expenses:
Mortality and expense risk and administrative charges	(382)	(4,018)	(4,885)
Net investment income (loss)	1,702	27,785	2,847
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(1,941)	7,971	(87)
Change in unrealized appreciation (depreciation)	856	(14,659)	11,368
Net gain (loss) on investments	(1,085)	(6,688)	11,281
Net increase (decrease) in net assets from operations	617	21,097	14,128
Contract owner transactions:
Variable annuity deposits	-	6,819	18,059
Terminations, withdrawals and annuity payments	(1,554)	(141,750)	(87,328)
Transfers between subaccounts, net	(606)	(57,545)	38,407
Maintenance charges and mortality adjustments	(170)	(4,108)	(3,239)
Increase (decrease) in net assets from contract transactions	(2,330)	(196,584)	(34,101)
Total increase (decrease) in net assets	(1,713)	(175,487)	(19,973)
Net assets as of December 31, 2020	$44,961	$419,106	$580,042

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Real Return	PIMCO VIT Total Return	Putnam VT Small Cap Value
Net assets as of December 31, 2018	$1,439,778	$183,397	$15,662
Investment income (loss):
Dividend distributions	23,020	8,592	117
Investment Expenses:
Mortality and expense risk and administrative charges	(10,475)	(2,248)	(136)
Net investment income (loss)	12,545	6,344	(19)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,884
Realized capital gain (loss) on investments	(12,327)	352	(52)
Change in unrealized appreciation (depreciation)	100,988	11,782	1,854
Net gain (loss) on investments	88,661	12,134	3,686
Net increase (decrease) in net assets from operations	101,206	18,478	3,667
Contract owner transactions:
Variable annuity deposits	71,735	238,508	138
Terminations, withdrawals and annuity payments	(143,061)	(12,049)	-
Transfers between subaccounts, net	(59,076)	1,166	71
Maintenance charges and mortality adjustments	(4,699)	(1,659)	(4)
Increase (decrease) in net assets from contract transactions	(135,101)	225,966	205
Total increase (decrease) in net assets	(33,895)	244,444	3,872
Net assets as of December 31, 2019	$1,405,883	$427,841	$19,534
Investment income (loss):
Dividend distributions	18,160	10,559	82
Investment Expenses:
Mortality and expense risk and administrative charges	(9,905)	(3,955)	(74)
Net investment income (loss)	8,255	6,604	8
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6,175	-
Realized capital gain (loss) on investments	12,925	720	(7,890)
Change in unrealized appreciation (depreciation)	109,368	24,143	3,708
Net gain (loss) on investments	122,293	31,038	(4,182)
Net increase (decrease) in net assets from operations	130,548	37,642	(4,174)
Contract owner transactions:
Variable annuity deposits	25,129	79,528	215
Terminations, withdrawals and annuity payments	(223,718)	(14,564)	-
Transfers between subaccounts, net	1,220	22,101	(5,526)
Maintenance charges and mortality adjustments	(4,544)	(3,139)	(4)
Increase (decrease) in net assets from contract transactions	(201,913)	83,926	(5,315)
Total increase (decrease) in net assets	(71,365)	121,568	(9,489)
Net assets as of December 31, 2020	$1,334,518	$549,409	$10,045

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Royce Micro-Cap	T. Rowe Price Health Sciences	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2018	$151,455	$851,656	$152,845
Investment income (loss):
Dividend distributions	-	-	1,818
Investment Expenses:
Mortality and expense risk and administrative charges	(1,255)	(7,993)	(1,395)
Net investment income (loss)	(1,255)	(7,993)	423
Increase (decrease) in net assets from operations:
Capital gain distributions	14,615	53,715	-
Realized capital gain (loss) on investments	(2,665)	5,917	3,855
Change in unrealized appreciation (depreciation)	16,076	202,612	37,358
Net gain (loss) on investments	28,026	262,244	41,213
Net increase (decrease) in net assets from operations	26,771	254,251	41,636
Contract owner transactions:
Variable annuity deposits	2,238	175,158	11,810
Terminations, withdrawals and annuity payments	(21,950)	(51,223)	(4,723)
Transfers between subaccounts, net	6,370	8,058	10,102
Maintenance charges and mortality adjustments	(155)	(4,494)	(696)
Increase (decrease) in net assets from contract transactions	(13,497)	127,499	16,493
Total increase (decrease) in net assets	13,274	381,750	58,129
Net assets as of December 31, 2019	$164,729	$1,233,406	$210,974
Investment income (loss):
Dividend distributions	-	-	12,507
Investment Expenses:
Mortality and expense risk and administrative charges	(1,174)	(10,132)	(1,788)
Net investment income (loss)	(1,174)	(10,132)	10,719
Increase (decrease) in net assets from operations:
Capital gain distributions	2,532	89,669	7,849
Realized capital gain (loss) on investments	(3,770)	25,127	19,968
Change in unrealized appreciation (depreciation)	40,943	253,555	12,117
Net gain (loss) on investments	39,705	368,351	39,934
Net increase (decrease) in net assets from operations	38,531	358,219	50,653
Contract owner transactions:
Variable annuity deposits	678	73,387	378
Terminations, withdrawals and annuity payments	(2,687)	(32,174)	(12,968)
Transfers between subaccounts, net	(7,949)	(28,297)	(33,656)
Maintenance charges and mortality adjustments	(108)	(5,636)	(892)
Increase (decrease) in net assets from contract transactions	(10,066)	7,280	(47,138)
Total increase (decrease) in net assets	28,465	365,499	3,515
Net assets as of December 31, 2020	$193,194	$1,598,905	$214,489

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Templeton Global Bond VIP Fund	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2018	$1,193,640	$57,563
Investment income (loss):
Dividend distributions	85,817	2,525
Investment Expenses:
Mortality and expense risk and administrative charges	(9,132)	(579)
Net investment income (loss)	76,685	1,946
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-
Realized capital gain (loss) on investments	(405)	(1,325)
Change in unrealized appreciation (depreciation)	(61,563)	5,171
Net gain (loss) on investments	(61,968)	3,846
Net increase (decrease) in net assets from operations	14,717	5,792
Contract owner transactions:
Variable annuity deposits	74,988	12,363
Terminations, withdrawals and annuity payments	(54,241)	(36,387)
Transfers between subaccounts, net	30,284	12,079
Maintenance charges and mortality adjustments	(7,830)	(151)
Increase (decrease) in net assets from contract transactions	43,201	(12,096)
Total increase (decrease) in net assets	57,918	(6,304)
Net assets as of December 31, 2019	$1,251,558	$51,259
Investment income (loss):
Dividend distributions	97,376	1,304
Investment Expenses:
Mortality and expense risk and administrative charges	(9,115)	(400)
Net investment income (loss)	88,261	904
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-
Realized capital gain (loss) on investments	(13,818)	(1,600)
Change in unrealized appreciation (depreciation)	(143,458)	1,407
Net gain (loss) on investments	(157,276)	(193)
Net increase (decrease) in net assets from operations	(69,015)	711
Contract owner transactions:
Variable annuity deposits	168,973	-
Terminations, withdrawals and annuity payments	(66,488)	(2,365)
Transfers between subaccounts, net	660,918	(11,961)
Maintenance charges and mortality adjustments	(8,219)	(128)
Increase (decrease) in net assets from contract transactions	755,184	(14,454)
Total increase (decrease) in net assets	686,169	(13,743)
Net assets as of December 31, 2020	$1,937,727	$37,516

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B
Notes to Financial Statements
December 31, 2020
1. Organization and Significant Accounting Policies
Variable Annuity Account B (the Account) is a deferred variable annuity contract offered by First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for SecureDesigns and AdvanceDesigns are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	-
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	-
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	-
American Century VP Ultra®	II	American Century Investment Management, Inc	-
American Century VP Value	II	American Century Investment Management, Inc	-
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	-
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	-
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	-
American Funds IS® International	Class 4	Capital Research and Management Company	-
American Funds IS® New World	Class 4	Capital Research and Management Company	-
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	-
Guggenheim VIF Floating Rate Strategies	-	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim VIF Global Managed Futures Strategy	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Long Short Equity	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF Multi-Hedge Strategies	-	Security Investors, LLC	-
Guggenheim VIF Small Cap Value	-	Security Investors, LLC	-
Guggenheim VIF SMid Cap Value	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Small Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Global Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Main Street Small Cap Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Total Return Bond Fund	Series II	Invesco Advisers, Inc	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc	-
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc	-
Ivy VIP Asset Strategy	-	Ivy Investment Management Co	-
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	-
Janus Henderson VIT Research	Service	Janus Capital Management LLC	-
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	-
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	-
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	-

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	-
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Royce Micro-Cap	Investment	Royce & Associates, LP	-
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	-
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	-
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Eighty-nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from FSBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business FSBL may conduct.

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

During the current year the following subaccount name change was made effective:
Date	New Name	Old Name

May 1, 2020	American Funds IS® Capital World Bond	American Funds IS® Global Bond

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 30, 2020	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Mid Cap Growth

During the current year the following subaccount was liquidated and subsequently reinvested:
Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)

April 30, 2020	BNY Mellon VIF International Value	Invesco V.I. Government Money Market	100,303

Investment Valuation
Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.
The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

AB VPS Dynamic Asset Allocation	$ 1,226	$ 588
AB VPS Small/Mid Cap Value	11,672	16,286
American Century VP Mid Cap Value	21,814	53,065
American Century VP Ultra®	668,567	1,009,878
American Century VP Value	228,369	366,763
American Funds IS® Asset Allocation	642,178	163,124
American Funds IS® Capital World Bond (a)	14,710	9,897
American Funds IS® Global Growth	488,757	392,255
American Funds IS® Growth-Income	172,786	447,710
American Funds IS® International	45,742	143,911
American Funds IS® New World	10,756	9,788

(a) Name change. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
BlackRock Equity Dividend V.I.	$ 213,280	$ 130,169
BlackRock Global Allocation V.I.	198,585	53,124
BlackRock High Yield V.I.	106,624	31,209
BNY Mellon IP MidCap Stock	5,598	6,429
BNY Mellon IP Small Cap Stock Index	169,626	211,054
BNY Mellon IP Technology Growth	350,834	129,137
BNY Mellon VIF Appreciation	253,745	3,873
ClearBridge Variable Aggressive Growth	194,677	66,770
ClearBridge Variable Small Cap Growth	78,666	27,701
Fidelity® VIP Equity-Income	141,328	161,477
Fidelity® VIP Growth & Income	133,121	41,514
Fidelity® VIP Growth Opportunities	359,022	222,394
Fidelity® VIP High Income	117,666	49,104
Fidelity® VIP Overseas	149,197	75,823
Franklin Allocation VIP Fund	108,697	13,022
Franklin Income VIP Fund	65,442	104,045
Franklin Mutual Global Discovery VIP Fund	147,066	197,029
Franklin Small Cap Value VIP Fund	32,966	49,233
Franklin Strategic Income VIP Fund	13,187	20,138
Guggenheim VIF All Cap Value	98,337	269,681
Guggenheim VIF Alpha Opportunity	7,961	63,366
Guggenheim VIF Floating Rate Strategies	159,385	114,753
Guggenheim VIF Global Managed Futures Strategy	10,667	2,281
Guggenheim VIF High Yield	191,958	364,335
Guggenheim VIF Large Cap Value	115,779	82,319
Guggenheim VIF Long Short Equity	18,368	37,014
Guggenheim VIF Managed Asset Allocation	80,168	109,114
Guggenheim VIF Multi-Hedge Strategies	61,393	32,068
Guggenheim VIF Small Cap Value	59,003	117,697
Guggenheim VIF SMid Cap Value	265,525	347,935
Guggenheim VIF StylePlus Large Core	61,238	53,384
Guggenheim VIF StylePlus Large Growth	54,043	113,127
Guggenheim VIF StylePlus Mid Growth	445,173	267,027
Guggenheim VIF StylePlus Small Growth	84,491	36,284
Guggenheim VIF Total Return Bond	185,533	617,819
Guggenheim VIF World Equity Income	83,743	248,187
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	395,911	361,569
Invesco Oppenheimer V.I. Global Fund	36,254	142,848
Invesco Oppenheimer V.I. Main Street Small Cap Fund	29,373	55,584
Invesco Oppenheimer V.I. Total Return Bond Fund	383,226	204,575
Invesco V.I. Comstock	30,557	38,555
Invesco V.I. Equity and Income	112,362	120,389
Invesco V.I. Global Real Estate	157,558	186,261
Invesco V.I. Government Money Market (c)	1,116,849	694,527
Invesco V.I. Government Securities	188,552	309,134

(b) Merger. See Note 1.
(c) Liquidation. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Health Care	$ 53,118	$ 94,118
Invesco V.I. International Growth	60,352	210,203
Invesco V.I. Mid Cap Core Equity	82,791	90,764
Invesco V.I. Value Opportunities	441	291
Ivy VIP Asset Strategy	31,347	4,998
Janus Henderson VIT Enterprise	301,373	229,244
Janus Henderson VIT Research	113,953	48,866
JPMorgan Insurance Trust Core Bond Portfolio	39,829	56,185
Lord Abbett Series Bond-Debenture VC	13,652	127,363
Lord Abbett Series Developing Growth VC	107,290	6,868
MFS® VIT II Research International	187,213	194,349
MFS® VIT Total Return	99,714	390,399
MFS® VIT Utilities	143,656	85,133
Morgan Stanley VIF Emerging Markets Equity	38,017	140,494
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	9,466	2,422
Morningstar Balanced ETF Asset Allocation Portfolio	13,612	10,302
Morningstar Conservative ETF Asset Allocation Portfolio	172,052	57,434
Morningstar Growth ETF Asset Allocation Portfolio	21,552	3,067
Morningstar Income and Growth ETF Asset Allocation Portfolio	9,320	1,921
Neuberger Berman AMT Sustainable Equity	58,181	115,594
PIMCO VIT All Asset	13,857	28,031
PIMCO VIT CommodityRealReturn Strategy	83,923	80,736
PIMCO VIT Emerging Markets Bond	23,401	24,029
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	69,547	238,346
PIMCO VIT Low Duration	114,942	146,196
PIMCO VIT Real Return	262,838	456,496
PIMCO VIT Total Return	145,150	48,445
Putnam VT Small Cap Value	399	5,706
Royce Micro-Cap	21,204	29,912
T. Rowe Price Health Sciences	224,547	137,730
Templeton Developing Markets VIP Fund	126,800	155,370
Templeton Global Bond VIP Fund	971,934	128,489
Western Asset Variable Global High Yield Bond	7,569	21,119

Market Risk
Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.
Annuity Assets
As of December 31, 2020, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates

Variable Annuity Account B
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

Reinvestment of Dividends
Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.
Federal Income Taxes
The operations of the Account are included in the federal income tax return of FSBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, FSBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FSBL will review periodically the status of this policy in the event of changes in the tax law.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.
Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).
The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.
Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2020.

Variable Annuity Account B
Notes to Financial Statements (continued)
2. Variable Annuity Contract Charges
AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

• Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

• Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

• Account Administrative Charge: FSBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

• Rider Charge:  FSBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.70% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

Variable Annuity Account B
Notes to Financial Statements (continued)
2. Variable Annuity Contract Charges (continued)
• Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

• Account Administrative Charge: FSBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•  Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

• Rider Charge: FSBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 1.70% of the contract value.

Variable Annuity Account B
Notes to Financial Statements (continued)
3. Summary of Unit Transactions
The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:
		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

AB VPS Dynamic Asset Allocation	192	(30)	162	119	(23)	96
AB VPS Small/Mid Cap Value	987	(1,383)	(396)	1,368	(130)	1,238
American Century VP Mid Cap Value	2,068	(3,138)	(1,070)	2,401	(997)	1,404
American Century VP Ultra®	14,522	(32,583)	(18,061)	23,016	(7,367)	15,649
American Century VP Value	10,837	(19,709)	(8,872)	11,402	(10,328)	1,074
American Funds IS® Asset Allocation	54,891	(12,175)	42,716	62,346	(12,502)	49,844
American Funds IS® Capital World Bond(a)	1,742	(1,020)	722	5,075	(186)	4,889
American Funds IS® Global Growth	31,148	(24,448)	6,700	20,710	(8,913)	11,797
American Funds IS® Growth-Income	12,164	(28,716)	(16,552)	14,561	(7,038)	7,523
American Funds IS® International	5,895	(15,592)	(9,697)	9,912	(6,340)	3,572
American Funds IS® New World	1,457	(834)	623	2,827	(338)	2,489
BlackRock Equity Dividend V.I.	16,617	(10,419)	6,198	14,059	(8,095)	5,964
BlackRock Global Allocation V.I.	17,600	(4,758)	12,842	12,520	(3,978)	8,542
BlackRock High Yield V.I.	10,387	(2,996)	7,391	4,820	(5,911)	(1,091)
BNY Mellon IP MidCap Stock	861	(626)	235	1,418	(1,320)	98
BNY Mellon IP Small Cap Stock Index	12,930	(17,356)	(4,426)	11,958	(7,546)	4,412
BNY Mellon IP Technology Growth	6,934	(4,831)	2,103	12,789	(3,438)	9,351
BNY Mellon VIF Appreciation	15,744	(220)	15,524	17	(30)	(13)
ClearBridge Variable Aggressive Growth	6,540	(3,917)	2,623	9,427	(10,607)	(1,180)
ClearBridge Variable Small Cap Growth	2,328	(1,152)	1,176	2,871	(1,858)	1,013
Fidelity® VIP Equity-Income	10,678	(13,189)	(2,511)	32,951	(10,987)	21,964
Fidelity® VIP Growth & Income	9,317	(2,913)	6,404	7,761	(5,125)	2,636
Fidelity® VIP Growth Opportunities	11,687	(11,535)	152	7,522	(9,437)	(1,915)
Fidelity® VIP High Income	10,552	(4,811)	5,741	37,689	(4,613)	33,076
Fidelity® VIP Overseas	17,901	(7,053)	10,848	3,991	(10,985)	(6,994)
Franklin Allocation VIP Fund	1,856	(951)	905	4,703	(1,100)	3,603

(a) Name change. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Franklin Income VIP Fund	4,720	(11,086)	(6,366)	4,223	(12,423)	(8,200)
Franklin Mutual Global Discovery VIP Fund	15,583	(19,599)	(4,016)	10,896	(9,186)	1,710
Franklin Small Cap Value VIP Fund	2,112	(4,059)	(1,947)	4,681	(4,280)	401
Franklin Strategic Income VIP Fund	1,278	(2,462)	(1,184)	1,646	(1,547)	99
Guggenheim VIF All Cap Value	5,384	(15,377)	(9,993)	5,278	(12,167)	(6,889)
Guggenheim VIF Alpha Opportunity	680	(3,833)	(3,153)	691	(936)	(245)
Guggenheim VIF Floating Rate Strategies	13,166	(11,735)	1,431	47,387	(13,678)	33,709
Guggenheim VIF Global Managed Futures Strategy	1,925	(373)	1,552	361	(953)	(592)
Guggenheim VIF High Yield	4,810	(12,242)	(7,432)	9,687	(11,943)	(2,256)
Guggenheim VIF Large Cap Value	6,005	(5,496)	509	3,818	(5,375)	(1,557)
Guggenheim VIF Long Short Equity	1,784	(3,525)	(1,741)	2,416	(1,578)	838
Guggenheim VIF Managed Asset Allocation	4,096	(7,493)	(3,397)	3,506	(1,112)	2,394
Guggenheim VIF Multi-Hedge Strategies	10,079	(5,329)	4,750	1,381	(7,867)	(6,486)
Guggenheim VIF Small Cap Value	1,338	(3,533)	(2,195)	1,527	(3,213)	(1,686)
Guggenheim VIF SMid Cap Value	8,108	(10,333)	(2,225)	4,292	(10,274)	(5,982)
Guggenheim VIF StylePlus Large Core	4,212	(4,894)	(682)	5,067	(5,207)	(140)
Guggenheim VIF StylePlus Large Growth	3,615	(8,571)	(4,956)	3,066	(2,376)	690
Guggenheim VIF StylePlus Mid Growth	22,829	(16,588)	6,241	16,864	(9,428)	7,436
Guggenheim VIF StylePlus Small Growth	10,073	(3,017)	7,056	26,127	(3,295)	22,832
Guggenheim VIF Total Return Bond	18,687	(51,561)	(32,874)	45,796	(20,666)	25,130
Guggenheim VIF World Equity Income	7,601	(23,669)	(16,068)	7,119	(23,267)	(16,148)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund(b)	22,077	(24,586)	(2,509)	4,388	(4,157)	231
Invesco Oppenheimer V.I. Global Fund	2,196	(9,410)	(7,214)	13,140	(3,350)	9,790
Invesco Oppenheimer V.I. Main Street Small Cap Fund	1,319	(2,381)	(1,062)	1,141	(2,175)	(1,034)
Invesco Oppenheimer V.I. Total Return Bond Fund	51,669	(28,226)	23,443	21,797	(19,435)	2,362
Invesco V.I. Comstock	2,616	(3,374)	(758)	1,215	(7,681)	(6,466)
Invesco V.I. Equity and Income	6,119	(8,822)	(2,703)	8,455	(10,381)	(1,926)

(b) Merger. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Global Real Estate	6,509	(9,649)	(3,140)	4,083	(7,767)	(3,684)
Invesco V.I. Government Money Market(c)	129,237	(78,229)	51,008	45,451	(79,100)	(33,649)
Invesco V.I. Government Securities	22,801	(34,973)	(12,172)	14,920	(32,512)	(17,592)
Invesco V.I. Health Care	2,432	(3,963)	(1,531)	4,184	(3,869)	315
Invesco V.I. International Growth	3,650	(13,209)	(9,559)	10,623	(16,055)	(5,432)
Invesco V.I. Mid Cap Core Equity	3,507	(5,105)	(1,598)	4,631	(4,858)	(227)
Invesco V.I. Value Opportunities	32	(19)	13	1,172	(1,168)	4
Ivy VIP Asset Strategy	3,894	(448)	3,446	1,757	(1,897)	(140)
Janus Henderson VIT Enterprise	10,005	(9,578)	427	25,014	(7,767)	17,247
Janus Henderson VIT Research	3,891	(2,532)	1,359	5,909	(1,188)	4,721
JPMorgan Insurance Trust Core Bond Portfolio	4,282	(5,601)	(1,319)	1,086	(999)	87
Lord Abbett Series Bond-Debenture VC	1,461	(11,639)	(10,178)	7,067	(10,418)	(3,351)
Lord Abbett Series Developing Growth VC	4,171	(403)	3,768	3,227	(44)	3,183
MFS® VIT II Research International	19,206	(19,536)	(330)	20,151	(19,114)	1,037
MFS® VIT Total Return	6,394	(30,472)	(24,078)	4,819	(22,694)	(17,875)
MFS® VIT Utilities	6,937	(4,842)	2,095	7,476	(6,038)	1,438
Morgan Stanley VIF Emerging Markets Equity	5,387	(17,828)	(12,441)	13,918	(21,117)	(7,199)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	760	(138)	622	683	(35)	648
Morningstar Balanced ETF Asset Allocation Portfolio	1,243	(770)	473	6,225	(3,778)	2,447
Morningstar Conservative ETF Asset Allocation Portfolio	19,965	(6,305)	13,660	337	(523)	(186)
Morningstar Growth ETF Asset Allocation Portfolio	1,491	(125)	1,366	2,179	(15,242)	(13,063)
Morningstar Income and Growth ETF Asset Allocation Portfolio	895	(68)	827	849	(61)	788
Neuberger Berman AMT Sustainable Equity	1,987	(4,188)	(2,201)	1,316	(1,817)	(501)
PIMCO VIT All Asset	865	(2,144)	(1,279)	551	(1,373)	(822)
PIMCO VIT CommodityRealReturn Strategy	20,906	(21,733)	(827)	19,865	(20,517)	(652)

(c) Liquidation. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

PIMCO VIT Emerging Markets Bond	1,894	(2,126)	(232)	4,511	(8,209)	(3,698)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	4,507	(19,311)	(14,804)	9,760	(14,255)	(4,495)
PIMCO VIT Low Duration	14,969	(16,746)	(1,777)	16,490	(10,350)	6,140
PIMCO VIT Real Return	25,862	(41,279)	(15,417)	40,422	(49,631)	(9,209)
PIMCO VIT Total Return	14,892	(4,706)	10,186	27,391	(2,716)	24,675
Putnam VT Small Cap Value	73	(936)	(863)	73	(1)	72
Royce Micro-Cap	2,869	(3,123)	(254)	1,843	(2,887)	(1,044)
T. Rowe Price Health Sciences	10,086	(7,089)	2,997	14,133	(3,666)	10,467
Templeton Developing Markets VIP Fund	13,022	(14,969)	(1,947)	4,774	(2,501)	2,273
Templeton Global Bond VIP Fund	117,901	(15,374)	102,527	18,590	(9,336)	9,254
Western Asset Variable Global High Yield Bond	644	(1,903)	(1,259)	4,392	(5,368)	(976)

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights
The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Dynamic Asset Allocation
2020	4,189	10.43	10.43	43,706	0.01	0.75	0.75	0.97	0.97
2019	4,027	10.33	10.33	41,608	1.84	0.75	0.75	10.96	10.96
2018	3,931	9.31	9.31	36,587	2.17	0.75	0.75	(10.74)	(10.74)
2017	2,048	10.43	10.43	21,367	1.01	0.75	0.75	10.14	10.14
2016	810	9.47	9.47	7,677	0.58	0.75	0.75	(0.42)	(0.42)
AB VPS Small/Mid Cap Value
2020	9,347	11.56	11.56	108,055	0.01	0.75	0.75	(0.77)	(0.77)
2019	9,743	11.65	11.65	113,498	0.34	0.75	0.75	15.46	15.46
2018	8,505	10.09	10.09	85,787	0.30	0.75	0.75	(18.37)	(18.37)
2017	7,958	12.36	12.36	98,400	0.25	0.75	0.75	8.61	8.61
2016	7,268	11.38	11.38	82,679	0.33	0.75	0.75	20.30	20.30
American Century VP Mid Cap Value
2020	32,857	16.19	16.68	547,465	0.02	0.75	1.35	(3.23)	(2.63)
2019	33,927	16.73	17.13	580,633	1.96	0.75	1.35	23.47	24.22
2018	32,523	13.55	13.79	447,971	1.36	0.75	1.35	(16.67)	(16.17)
2017	31,571	16.26	16.45	518,766	1.18	0.75	1.35	6.69	7.38
2016	55,808	15.24	15.32	854,474	1.52	0.75	1.35	17.50	18.21

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Ultra®
2020	126,012	33.53	37.33	4,692,440	-	0.75	1.35	43.11	44.02
2019	144,073	23.43	25.92	3,726,846	-	0.75	1.35	28.74	29.54
2018	128,424	18.20	20.01	2,564,617	0.11	0.75	1.35	(3.70)	(3.10)
2017	92,694	18.90	20.65	1,909,565	0.12	0.75	1.35	26.42	27.08
2016	33,504	14.95	16.25	540,633	0.15	0.75	1.35	(0.13)	0.56
American Century VP Value
2020	51,184	19.35	21.54	1,098,687	0.02	0.75	1.35	(3.49)	(2.93)
2019	60,056	20.05	22.19	1,328,168	2.10	0.75	1.35	21.52	22.26
2018	58,982	16.50	18.15	1,067,769	1.53	0.75	1.35	(13.16)	(12.61)
2017	65,488	19.00	20.77	1,357,063	1.35	0.75	1.35	3.94	4.58
2016	109,707	18.28	19.86	2,177,106	1.68	0.75	1.35	15.19	15.87
American Funds IS® Asset Allocation
2020	195,909	13.40	13.40	2,624,384	0.02	0.75	0.75	8.06	8.06
2019	153,193	12.40	12.40	1,899,968	1.95	0.75	0.75	16.43	16.43
2018	103,349	10.65	10.65	1,100,522	2.12	0.75	0.75	(8.35)	(8.35)
2017	39,533	11.62	11.62	459,217	1.34	0.75	0.75	11.62	11.62
2016	41,600	10.41	10.41	432,885	1.70	0.75	0.75	5.15	5.15
American Funds IS® Capital World Bond (a)
2020	16,172	9.17	9.17	148,323	0.01	0.75	0.75	5.52	5.52
2019	15,450	8.69	8.69	134,201	1.41	0.75	0.75	3.58	3.58
2018	10,561	8.39	8.39	88,581	2.05	0.75	0.75	(5.20)	(5.20)
2017	9,498	8.85	8.85	84,068	0.36	0.75	0.75	2.67	2.67
2016	8,654	8.62	8.62	74,550	0.49	0.75	0.75	(1.37)	(1.37)

(a) Name change. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® Global Growth
2020	156,481	18.10	18.10	2,832,455	0.00	0.75	0.75	25.35	25.35
2019	149,781	14.44	14.44	2,162,803	0.99	0.75	0.75	29.97	29.97
2018	137,984	11.11	11.11	1,533,637	0.57	0.75	0.75	(12.59)	(12.59)
2017	123,027	12.71	12.71	1,564,314	0.60	0.75	0.75	26.22	26.22
2016	118,239	10.07	10.07	1,190,510	0.23	0.75	0.75	(3.27)	(3.27)
American Funds IS® Growth-Income
2020	76,331	16.22	16.22	1,237,720	0.01	0.75	0.75	9.08	9.08
2019	92,883	14.87	14.87	1,381,159	1.59	0.75	0.75	21.19	21.19
2018	85,360	12.27	12.27	1,047,051	1.38	0.75	0.75	(5.69)	(5.69)
2017	73,948	13.01	13.01	961,612	1.44	0.75	0.75	17.63	17.63
2016	47,350	11.06	11.06	523,566	1.56	0.75	0.75	7.17	7.17
American Funds IS® International
2020	32,172	11.75	11.75	378,049	0.00	0.75	0.75	9.40	9.40
2019	41,869	10.74	10.74	449,482	1.34	0.75	0.75	18.15	18.15
2018	38,297	9.09	9.09	347,969	1.62	0.75	0.75	(16.61)	(16.61)
2017	35,989	10.90	10.90	392,124	1.57	0.75	0.75	27.04	27.04
2016	17,726	8.58	8.58	152,025	1.69	0.75	0.75	(0.58)	(0.58)
American Funds IS® New World
2020	11,681	12.85	12.85	150,074	0.00	0.75	0.75	18.76	18.76
2019	11,058	10.82	10.82	119,640	0.82	0.75	0.75	24.08	24.08
2018	8,569	8.72	8.72	74,705	0.68	0.75	0.75	(17.42)	(17.42)
2017	8,068	10.56	10.56	85,207	0.84	0.75	0.75	24.24	24.24
2016	7,053	8.50	8.50	59,902	18.66	0.75	0.75	1.19	1.19
BlackRock Equity Dividend V.I.
2020	43,188	13.67	13.67	590,203	0.02	0.75	0.75	(0.22)	(0.22)
2019	36,990	13.70	13.70	506,889	1.87	0.75	0.75	22.76	22.76
2018	31,026	11.16	11.16	346,311	2.39	0.75	0.75	(10.86)	(10.86)
2017	12,078	12.52	12.52	151,213	1.14	0.75	0.75	12.19	12.19
2016	9,747	11.16	11.16	108,771	1.33	0.75	0.75	11.82	11.82

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock Global Allocation V.I.
2020	49,482	12.06	12.06	596,582	0.01	0.75	0.75	16.30	16.30
2019	36,640	10.37	10.37	380,009	1.45	0.75	0.75	13.46	13.46
2018	28,098	9.14	9.14	256,930	1.03	0.75	0.75	(11.00)	(11.00)
2017	20,404	10.27	10.27	209,600	1.39	0.75	0.75	9.49	9.49
2016	16,728	9.38	9.38	156,907	1.43	0.75	0.75	-	-
BlackRock High Yield V.I.
2020	28,437	10.71	10.71	304,600	0.05	0.75	0.75	3.08	3.08
2019	21,046	10.39	10.39	218,667	5.22	0.75	0.75	10.65	10.65
2018	22,137	9.39	9.39	207,922	6.61	0.75	0.75	(6.47)	(6.47)
2017	6,585	10.04	10.04	66,109	3.81	0.75	0.75	3.08	3.08
2016	17,961	9.74	9.74	174,909	3.93	0.75	0.75	8.71	8.71
BNY Mellon IP MidCap Stock
2020	9,592	12.04	12.04	115,120	0.00	0.75	0.75	3.88	3.88
2019	9,357	11.59	11.59	108,142	0.39	0.75	0.75	15.44	15.44
2018	9,259	10.04	10.04	92,681	0.37	0.75	0.75	(18.84)	(18.84)
2017	8,993	12.37	12.37	111,281	0.95	0.75	0.75	10.84	10.84
2016	9,449	11.16	11.16	105,485	0.85	0.75	0.75	10.93	10.93
BNY Mellon IP Small Cap Stock Index
2020	59,803	14.20	14.20	848,912	0.01	0.75	0.75	6.53	6.53
2019	64,229	13.33	13.33	855,810	0.86	0.75	0.75	17.76	17.76
2018	59,817	11.32	11.32	677,082	0.86	0.75	0.75	(12.32)	(12.32)
2017	50,235	12.91	12.91	648,609	0.92	0.75	0.75	8.21	8.21
2016	111,984	11.93	11.93	1,335,792	0.15	0.75	0.75	21.12	21.12
BNY Mellon IP Technology Growth
2020	53,899	36.78	40.69	2,185,631	0.00	0.75	1.35	62.31	63.35
2019	51,796	22.66	24.91	1,286,130	-	0.75	1.35	20.21	20.86
2018	42,445	18.85	20.61	870,782	-	0.75	1.35	(5.51)	(4.89)
2017	21,041	19.95	21.67	452,208	-	0.75	1.35	36.27	37.07
2016	10,914	14.64	15.81	169,897	-	0.75	1.35	(0.07)	0.57

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon VIF Appreciation
2020	16,075	16.96	16.96	272,673	0.00	0.75	0.75	18.77	18.77
2019	551	14.28	14.28	7,861	0.93	0.75	0.75	30.77	30.77
2018	564	10.92	10.92	6,160	1.04	0.75	0.75	(10.49)	(10.49)
2017	580	12.20	12.20	7,074	1.08	0.75	0.75	22.37	22.37
2016	593	9.97	9.97	5,915	1.40	0.75	0.75	3.64	3.64
ClearBridge Variable Aggressive Growth
2020	67,745	18.26	20.23	1,367,760	0.01	0.75	1.35	12.72	13.33
2019	65,122	16.20	17.85	1,160,859	0.76	0.75	1.35	19.38	20.20
2018	66,302	13.57	14.85	983,344	0.45	0.75	1.35	(12.45)	(11.97)
2017	52,734	15.50	16.87	888,100	0.29	0.75	1.35	11.03	11.72
2016	55,565	13.96	15.10	836,114	0.33	0.75	1.35	(3.39)	(2.77)
ClearBridge Variable Small Cap Growth
2020	21,601	26.96	30.05	648,149	-	0.75	1.35	37.13	37.97
2019	20,425	19.66	21.78	444,618	-	0.75	1.35	21.51	22.22
2018	19,412	16.18	17.82	345,731	-	0.75	1.35	(0.98)	(0.39)
2017	18,402	16.34	17.89	327,606	-	0.75	1.35	18.92	19.67
2016	18,832	13.74	14.95	281,308	-	0.75	1.35	1.33	1.91
Fidelity® VIP Equity-Income
2020	47,317	12.83	12.83	608,539	0.01	0.75	0.75	2.48	2.48
2019	49,828	12.52	12.52	625,115	2.11	0.75	0.75	22.39	22.39
2018	27,864	10.23	10.23	285,850	2.28	0.75	0.75	(11.89)	(11.89)
2017	25,486	11.61	11.61	295,920	1.81	0.75	0.75	8.50	8.50
2016	15,440	10.70	10.70	165,254	2.86	0.75	0.75	13.35	13.35
Fidelity® VIP Growth & Income
2020	50,175	14.07	14.07	706,027	0.02	0.75	0.75	3.61	3.61
2019	43,771	13.58	13.58	594,494	3.44	0.75	0.75	24.93	24.93
2018	41,135	10.87	10.87	447,156	0.20	0.75	0.75	(12.55)	(12.55)
2017	36,875	12.43	12.43	458,330	1.30	0.75	0.75	12.29	12.29
2016	22,859	11.07	11.07	252,894	1.46	0.75	0.75	11.59	11.59

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Growth Opportunities
2020	56,843	33.21	33.21	1,887,852	-	0.75	0.75	62.00	62.00
2019	56,691	20.50	20.50	1,162,121	-	0.75	0.75	35.31	35.31
2018	58,606	15.15	15.15	887,716	0.06	0.75	0.75	8.06	8.06
2017	26,809	14.02	14.02	375,773	0.11	0.75	0.75	29.22	29.22
2016	8,732	10.85	10.85	94,719	0.05	0.75	0.75	(3.56)	(3.56)
Fidelity® VIP High Income
2020	73,930	10.14	10.14	749,790	0.05	0.75	0.75	(1.36)	(1.36)
2019	68,189	10.28	10.28	700,994	6.27	0.75	0.75	10.54	10.54
2018	35,113	9.30	9.30	326,698	9.50	0.75	0.75	(7.19)	(7.19)
2017	1,882	10.02	10.02	18,844	6.25	0.75	0.75	2.98	2.98
2016	1,167	9.73	9.73	11,350	7.85	0.75	0.75	10.07	10.07
Fidelity® VIP Overseas
2020	39,426	11.72	11.72	462,273	0.00	0.75	0.75	11.09	11.09
2019	28,578	10.55	10.55	301,679	1.44	0.75	0.75	22.82	22.82
2018	35,572	8.59	8.59	305,777	2.18	0.75	0.75	(18.19)	(18.19)
2017	12,117	10.50	10.50	127,275	1.47	0.75	0.75	25.15	25.15
2016	1,748	8.39	8.39	14,669	0.51	0.75	0.75	(8.80)	(8.80)
Franklin Allocation VIP Fund
2020	33,444	12.23	12.23	408,852	0.01	0.75	0.75	7.66	7.66
2019	32,539	11.36	11.36	369,609	3.33	0.75	0.75	15.21	15.21
2018	28,936	9.86	9.86	285,414	2.95	0.75	0.75	(12.97)	(12.97)
2017	27,876	11.33	11.33	315,741	2.12	0.75	0.75	7.70	7.70
2016	37,308	10.52	10.52	392,481	3.62	0.75	0.75	8.79	8.79
Franklin Income VIP Fund
2020	52,617	10.93	11.25	591,689	0.05	0.75	1.35	(3.53)	(3.10)
2019	58,983	11.33	11.61	683,825	5.47	0.75	1.35	11.08	11.85
2018	67,183	10.20	10.38	697,180	5.22	0.75	1.35	(8.44)	(7.82)
2017	72,406	11.14	11.26	815,245	4.18	0.75	1.35	5.00	5.63
2016	71,860	10.61	10.66	766,427	5.37	0.75	1.35	9.16	9.78

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Mutual Global Discovery VIP Fund
2020	75,357	10.34	11.14	839,814	0.02	0.75	1.35	(8.58)	(8.01)
2019	79,373	11.31	12.11	961,542	1.71	0.75	1.35	19.05	19.90
2018	77,663	9.50	10.10	785,386	2.47	0.75	1.35	(14.95)	(14.55)
2017	79,879	11.17	11.82	944,662	1.86	0.75	1.35	3.91	4.60
2016	88,747	10.75	11.30	1,003,295	1.63	0.75	1.35	7.39	8.03
Franklin Small Cap Value VIP Fund
2020	16,053	14.06	14.44	232,173	0.01	0.75	1.35	0.64	1.26
2019	18,000	13.97	14.26	256,689	1.02	0.75	1.35	20.95	21.78
2018	17,599	11.55	11.71	206,268	1.11	0.75	1.35	(16.55)	(16.12)
2017	23,681	13.84	13.96	330,544	0.48	0.75	1.35	5.89	6.56
2016	25,558	13.07	13.10	334,961	0.59	0.75	1.35	24.71	25.36
Franklin Strategic Income VIP Fund
2020	12,442	9.18	9.18	114,210	0.04	0.75	0.75	(0.33)	(0.33)
2019	13,626	9.21	9.21	125,551	5.35	0.75	0.75	4.07	4.07
2018	13,527	8.85	8.85	119,761	2.49	0.75	0.75	(5.75)	(5.75)
2017	10,664	9.39	9.39	100,177	2.75	0.75	0.75	0.64	0.64
2016	7,245	9.33	9.33	67,578	3.47	0.75	0.75	4.01	4.01
Guggenheim VIF All Cap Value
2020	21,033	15.29	19.17	402,005	0.01	0.75	1.35	(2.49)	(1.89)
2019	31,026	15.68	19.54	605,010	1.25	0.75	1.35	18.43	19.22
2018	37,915	13.24	16.39	619,551	1.14	0.75	1.35	(14.41)	(13.92)
2017	43,284	15.47	19.04	818,711	1.07	0.75	1.35	9.87	10.50
2016	46,469	14.08	17.23	788,968	1.41	0.75	1.35	17.53	18.26
Guggenheim VIF Alpha Opportunity
2020	3,936	14.59	16.22	63,951	0.01	0.75	1.35	(4.01)	(3.45)
2019	7,089	15.20	16.80	119,181	0.17	0.75	1.35	(6.63)	(6.04)
2018	7,334	16.28	17.88	131,214	-	0.75	1.35	(15.34)	(14.86)
2017	7,736	19.23	21.00	162,251	-	0.75	1.35	2.67	3.30
2016	6,851	18.73	20.33	139,160	-	0.75	1.35	7.95	8.60

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Floating Rate Strategies
2020	127,892	9.50	9.50	1,214,268	0.06	0.75	0.75	(3.65)	(3.65)
2019	126,461	9.86	9.86	1,246,528	5.58	0.75	0.75	3.68	3.68
2018	92,752	9.51	9.51	882,117	2.76	0.75	0.75	(4.52)	(4.52)
2017	33,229	9.96	9.96	330,863	2.73	0.75	0.75	(0.30)	(0.30)
2016	26,652	9.99	9.99	266,278	5.64	0.75	0.75	4.50	4.50
Guggenheim VIF Global Managed Futures Strategy
2020	13,695	4.85	4.85	66,418	0.04	0.75	0.75	(1.22)	(1.22)
2019	12,143	4.91	4.91	59,591	0.91	0.75	0.75	4.25	4.25
2018	12,735	4.71	4.71	60,006	-	0.75	0.75	(12.45)	(12.45)
2017	2,326	5.38	5.38	12,521	1.33	0.75	0.75	4.67	4.67
2016	2,012	5.14	5.14	10,345	5.52	0.75	0.75	(17.89)	(17.89)
Guggenheim VIF High Yield
2020	27,625	16.27	34.38	885,812	0.07	0.75	1.35	0.18	0.79
2019	35,057	16.24	34.11	1,100,982	7.50	0.75	1.35	6.91	7.57
2018	37,313	15.19	31.71	1,105,259	7.77	0.75	1.35	(8.22)	(7.66)
2017	48,511	16.55	34.34	1,576,526	5.28	0.75	1.35	1.72	2.32
2016	56,930	16.27	33.56	1,752,385	8.18	0.75	1.35	12.52	13.19
Guggenheim VIF Large Cap Value
2020	51,732	15.18	15.55	784,893	0.02	0.75	1.35	(2.20)	(1.56)
2019	51,223	15.42	15.90	789,682	1.75	0.75	1.35	16.65	17.35
2018	52,780	13.14	13.63	693,499	1.36	0.75	1.35	(13.41)	(12.86)
2017	54,256	15.08	15.74	818,266	0.97	0.75	1.35	10.85	11.54
2016	88,355	13.52	14.20	1,196,441	1.76	0.75	1.35	16.20	16.96
Guggenheim VIF Long Short Equity
2020	6,422	11.16	12.42	78,667	0.01	0.75	1.35	0.45	1.06
2019	8,163	11.11	12.29	98,619	0.55	0.75	1.35	1.09	1.65
2018	7,325	10.99	12.09	88,194	-	0.75	1.35	(16.68)	(16.16)
2017	10,233	13.19	14.42	146,267	0.39	0.75	1.35	9.92	10.67
2016	11,862	12.00	13.03	152,973	-	0.75	1.35	(3.61)	(3.12)

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Managed Asset Allocation
2020	39,536	14.60	14.95	577,725	0.02	0.75	1.35	7.79	8.39
2019	42,933	13.47	13.87	578,599	1.63	0.75	1.35	14.91	15.72
2018	40,539	11.64	12.07	472,271	1.41	0.75	1.35	(9.72)	(9.20)
2017	41,228	12.82	13.37	529,027	1.38	0.75	1.35	9.50	10.14
2016	46,755	11.64	12.21	544,546	1.06	0.75	1.35	3.39	4.02
Guggenheim VIF Multi-Hedge Strategies
2020	8,087	5.95	6.31	50,843	0.02	0.75	1.35	2.76	3.44
2019	3,337	5.79	6.10	20,464	1.85	0.75	1.35	0.52	1.16
2018	9,823	5.76	6.03	59,135	-	0.75	1.35	(9.15)	(8.64)
2017	7,499	6.34	6.60	49,578	-	0.75	1.35	(0.63)	(0.15)
2016	8,717	6.38	6.61	57,608	0.05	0.75	1.35	(4.78)	(4.20)
Guggenheim VIF Small Cap Value
2020	11,826	22.86	34.06	402,799	0.01	0.75	1.35	(5.22)	(4.62)
2019	14,021	24.12	35.71	500,767	0.79	0.75	1.35	17.37	18.05
2018	15,707	20.55	30.25	470,825	0.38	0.75	1.35	(16.40)	(15.88)
2017	15,660	24.58	35.96	558,247	0.38	0.75	1.35	(0.73)	(0.11)
2016	17,043	24.76	36.00	599,195	0.11	0.75	1.35	21.19	21.95
Guggenheim VIF SMid Cap Value
2020	35,116	25.51	37.19	1,297,421	0.01	0.75	1.35	(0.16)	0.43
2019	37,341	25.55	37.03	1,371,975	0.88	0.75	1.35	21.32	22.05
2018	43,323	21.06	30.34	1,301,614	0.66	0.75	1.35	(16.69)	(16.19)
2017	45,393	25.28	36.20	1,627,120	0.62	0.75	1.35	8.82	9.53
2016	57,642	23.23	33.05	1,876,500	0.90	0.75	1.35	21.37	22.09
Guggenheim VIF StylePlus Large Core
2020	41,837	12.46	15.42	533,620	0.02	0.75	1.35	13.63	14.31
2019	42,519	10.90	13.57	473,115	2.15	0.75	1.35	24.50	25.29
2018	42,659	8.70	10.90	378,390	1.75	0.75	1.35	(10.58)	(10.03)
2017	39,352	9.67	12.19	394,378	1.28	0.75	1.35	16.99	17.64
2016	37,429	8.22	10.42	314,204	0.81	0.75	1.35	8.54	9.16

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF StylePlus Large Growth
2020	16,027	16.19	19.80	261,453	0.01	0.75	1.35	32.00	32.70
2019	20,983	12.20	15.00	256,693	2.06	0.75	1.35	28.21	29.10
2018	20,293	9.45	11.70	191,987	1.49	0.75	1.35	(7.80)	(7.26)
2017	25,734	10.19	12.69	265,377	1.11	0.75	1.35	24.66	25.34
2016	28,043	8.13	10.18	228,062	0.43	0.75	1.35	4.09	4.77
Guggenheim VIF StylePlus Mid Growth
2020	143,790	19.46	20.95	2,800,475	0.01	0.75	1.35	26.51	27.27
2019	137,549	15.29	16.56	2,105,480	0.86	0.75	1.35	26.99	27.84
2018	130,113	11.96	13.04	1,558,339	1.49	0.75	1.35	(11.05)	(10.55)
2017	110,724	13.37	14.66	1,483,565	1.44	0.75	1.35	19.38	20.02
2016	21,557	11.14	12.28	241,609	0.62	0.75	1.35	3.98	4.70
Guggenheim VIF StylePlus Small Growth
2020	95,439	13.52	23.60	1,290,992	0.01	0.75	1.35	26.20	26.95
2019	88,383	10.65	18.70	942,344	0.71	0.75	1.35	20.33	21.02
2018	65,551	8.80	15.54	583,481	0.94	0.75	1.35	(14.14)	(13.64)
2017	13,472	10.19	18.10	145,951	0.76	0.75	1.35	17.15	17.94
2016	13,901	8.64	15.45	126,867	0.30	0.75	1.35	8.65	9.23
Guggenheim VIF Total Return Bond
2020	174,199	10.02	12.16	2,113,959	0.02	0.75	1.35	9.39	9.95
2019	207,073	9.16	11.06	2,289,766	2.84	0.75	1.35	-	0.64
2018	181,943	9.16	10.99	1,996,173	4.21	0.75	1.35	(3.17)	(2.57)
2017	129,731	9.46	11.28	1,454,647	4.64	0.75	1.35	2.16	2.83
2016	112,241	9.26	10.97	1,228,254	7.11	0.75	1.35	2.21	2.81
Guggenheim VIF World Equity Income
2020	64,230	11.56	13.16	745,184	0.02	0.75	1.35	2.09	2.66
2019	80,298	11.26	12.89	904,395	2.80	0.75	1.35	16.23	16.93
2018	96,446	9.63	11.09	928,804	2.98	0.75	1.35	(12.12)	(11.49)
2017	103,422	10.88	12.62	1,125,962	2.69	0.75	1.35	10.22	10.79
2016	119,623	9.82	11.45	1,175,095	3.25	0.75	1.35	5.63	6.28

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)
2020	19,046	16.59	20.49	390,158	-	0.75	1.35	34.01	34.80
2019	21,555	12.38	15.20	328,690	-	0.75	1.35	28.29	29.03
2018	21,324	9.65	11.78	251,884	-	0.75	1.35	(9.90)	(9.31)
2017	21,203	10.71	12.99	276,245	-	0.75	1.35	16.92	17.66
2016	20,762	9.16	11.04	229,921	-	0.75	1.35	(3.68)	(3.16)
Invesco Oppenheimer V.I. Global Fund
2020	47,986	16.18	16.18	777,416	0.00	0.75	0.75	22.58	22.58
2019	55,200	13.20	13.20	729,146	0.66	0.75	0.75	26.68	26.68
2018	45,410	10.42	10.42	473,787	0.68	0.75	0.75	(16.64)	(16.64)
2017	28,486	12.50	12.50	356,537	0.64	0.75	0.75	31.30	31.30
2016	19,464	9.52	9.52	185,646	0.80	0.75	0.75	(3.84)	(3.84)
Invesco Oppenheimer V.I. Main Street Small Cap Fund
2020	7,158	30.52	33.97	241,724	0.00	0.75	1.35	14.52	15.19
2019	8,220	26.65	29.49	240,807	-	0.75	1.35	20.75	21.51
2018	9,254	22.07	24.27	223,118	0.07	0.75	1.35	(14.36)	(13.84)
2017	8,840	25.77	28.17	247,330	0.53	0.75	1.35	9.06	9.74
2016	10,072	23.63	25.67	256,074	0.22	0.75	1.35	12.63	13.33
Invesco Oppenheimer V.I. Total Return Bond Fund
2020	57,014	6.88	7.33	415,327	0.05	0.75	1.35	4.88	5.47
2019	33,571	6.56	6.95	231,997	3.27	0.75	1.35	4.46	5.14
2018	31,209	6.28	6.61	204,839	3.44	0.75	1.35	(5.42)	(4.89)
2017	39,199	6.64	6.95	271,222	1.86	0.75	1.35	(0.15)	0.43
2016	57,669	6.65	6.92	397,469	2.76	0.75	1.35	(1.34)	(0.72)

(b) Merger. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Comstock
2020	17,603	12.36	14.50	255,085	0.02	0.75	1.35	(5.36)	(4.79)
2019	18,361	13.06	15.23	279,403	1.71	0.75	1.35	19.60	20.40
2018	24,827	10.92	12.65	313,979	1.41	0.75	1.35	(16.06)	(15.61)
2017	39,984	13.01	14.99	599,241	1.82	0.75	1.35	12.54	13.22
2016	47,301	11.56	13.24	622,884	1.34	0.75	1.35	12.02	12.68
Invesco V.I. Equity and Income
2020	62,922	13.19	15.42	970,057	0.02	0.75	1.35	4.93	5.54
2019	65,625	12.57	14.61	958,945	2.47	0.75	1.35	14.90	15.59
2018	67,551	10.94	12.64	853,910	2.06	0.75	1.35	(13.59)	(13.07)
2017	70,242	12.66	14.54	1,021,215	1.44	0.75	1.35	6.03	6.75
2016	70,805	11.94	13.62	964,724	1.18	0.75	1.35	9.94	10.55
Invesco V.I. Global Real Estate
2020	28,991	17.74	19.75	572,423	0.05	0.75	1.35	(16.04)	(15.53)
2019	32,131	21.13	23.38	751,303	4.75	0.75	1.35	17.72	18.44
2018	35,815	17.95	19.74	706,833	3.78	0.75	1.35	(10.16)	(9.62)
2017	38,163	19.98	21.84	832,047	3.35	0.75	1.35	8.23	8.93
2016	36,251	18.46	20.05	726,825	1.59	0.75	1.35	(2.28)	(1.72)
Invesco V.I. Government Money Market (c)
2020	117,657	8.45	8.69	1,022,249	0.00	0.75	1.35	(3.98)	(3.44)
2019	66,649	8.80	9.00	599,927	1.70	0.75	1.35	(2.76)	(2.17)
2018	100,298	9.05	9.20	919,798	1.06	0.75	1.35	(3.00)	(2.44)
2017	121,114	9.33	9.43	1,141,420	0.30	0.75	1.35	(4.01)	(3.38)
2016	110,418	9.72	9.76	1,077,030	0.06	0.75	1.35	(2.80)	(2.40)

(c) Liquidation. See Note 1.

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Government Securities
2020	96,578	8.04	8.77	848,396	0.02	0.75	1.35	1.39	2.10
2019	108,750	7.93	8.59	935,672	2.29	0.75	1.35	1.28	1.90
2018	126,342	7.83	8.43	1,066,699	1.92	0.75	1.35	(4.04)	(3.44)
2017	141,982	8.16	8.73	1,240,754	1.72	0.75	1.35	(2.63)	(2.02)
2016	180,739	8.38	8.91	1,611,758	2.45	0.75	1.35	(3.23)	(2.73)
Invesco V.I. Health Care
2020	13,429	24.85	27.66	367,420	0.00	0.75	1.35	9.57	10.24
2019	14,960	22.68	25.09	371,437	0.05	0.75	1.35	26.85	27.62
2018	14,645	17.88	19.66	285,444	-	0.75	1.35	(3.40)	(2.82)
2017	12,240	18.51	20.23	245,673	0.39	0.75	1.35	10.90	11.58
2016	12,246	16.69	18.13	220,474	-	0.75	1.35	(15.24)	(14.72)
Invesco V.I. International Growth
2020	26,974	16.75	18.53	494,373	0.02	0.75	1.35	8.91	9.58
2019	36,533	15.38	16.91	613,360	1.31	0.75	1.35	22.75	23.52
2018	41,965	12.53	13.69	571,140	1.51	0.75	1.35	(18.79)	(18.37)
2017	67,051	15.43	16.77	1,115,869	1.27	0.75	1.35	17.43	18.18
2016	73,279	13.14	14.19	1,034,845	1.05	0.75	1.35	(4.92)	(4.32)
Invesco V.I. Mid Cap Core Equity
2020	4,490	18.76	20.88	93,728	0.00	0.75	1.35	4.28	4.92
2019	6,088	17.99	19.90	121,148	0.23	0.75	1.35	19.69	20.46
2018	6,315	15.03	16.52	103,949	0.14	0.75	1.35	(15.37)	(14.89)
2017	4,545	17.76	19.41	87,602	0.28	0.75	1.35	9.77	10.41
2016	2,684	16.18	17.58	46,572	-	0.75	1.35	8.37	9.06
Invesco V.I. Value Opportunities
2020	397	13.56	15.10	5,964	0.00	0.75	1.35	0.82	1.41
2019	384	13.45	14.89	5,688	-	0.75	1.35	24.54	25.34
2018	380	10.80	11.88	4,491	-	0.75	1.35	(22.80)	(22.30)
2017	376	13.99	15.29	5,727	0.02	0.75	1.35	12.28	12.92
2016	1,167	12.46	13.54	15,778	0.10	0.75	1.35	12.86	13.59

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Asset Strategy
2020	12,567	10.56	10.56	132,701	0.02	0.75	0.75	9.66	9.66
2019	9,121	9.63	9.63	87,802	2.17	0.75	0.75	17.30	17.30
2018	9,261	8.21	8.21	76,012	1.97	0.75	0.75	(8.88)	(8.88)
2017	8,900	9.01	9.01	80,207	1.75	0.75	0.75	13.91	13.91
2016	7,135	7.91	7.91	56,434	0.63	0.75	0.75	(6.17)	(6.17)
Janus Henderson VIT Enterprise
2020	81,422	24.96	26.99	2,196,653	-	0.75	1.35	14.08	14.75
2019	80,995	21.88	23.52	1,903,821	0.06	0.75	1.35	29.39	30.23
2018	63,748	16.91	18.06	1,150,810	0.10	0.75	1.35	(4.89)	(4.34)
2017	42,424	17.78	18.88	800,315	0.16	0.75	1.35	21.61	22.36
2016	37,688	14.62	15.43	580,598	0.02	0.75	1.35	7.34	7.98
Janus Henderson VIT Research
2020	43,759	21.33	22.61	989,918	0.00	0.75	1.35	26.89	27.67
2019	42,400	16.81	17.71	751,265	0.31	0.75	1.35	29.51	30.22
2018	37,679	12.98	13.60	512,575	0.42	0.75	1.35	(7.02)	(6.40)
2017	29,917	13.96	14.53	434,557	0.27	0.75	1.35	22.13	22.82
2016	25,107	11.43	11.83	296,757	0.38	0.75	1.35	(4.03)	(3.43)
JPMorgan Insurance Trust Core Bond Portfolio
2020	16,925	9.80	9.80	165,502	0.02	0.75	0.75	3.70	3.70
2019	18,244	9.45	9.45	172,016	2.41	0.75	0.75	3.85	3.85
2018	18,157	9.10	9.10	164,786	2.44	0.75	0.75	(3.91)	(3.91)
2017	18,913	9.47	9.47	179,285	2.42	0.75	0.75	(0.42)	(0.42)
2016	53,197	9.51	9.51	506,436	1.89	0.75	0.75	(1.96)	(1.96)
Lord Abbett Series Bond-Debenture VC
2020	19,782	11.09	11.09	219,477	0.03	0.75	0.75	3.36	3.36
2019	29,960	10.73	10.73	321,515	3.78	0.75	0.75	9.27	9.27
2018	33,311	9.82	9.82	327,299	4.46	0.75	0.75	(7.62)	(7.62)
2017	31,803	10.63	10.63	338,031	3.87	0.75	0.75	5.25	5.25
2016	37,137	10.10	10.10	375,230	6.92	0.75	0.75	8.02	8.02

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Developing Growth VC
2020	11,452	23.48	23.48	269,271	-	0.75	0.75	66.17	66.17
2019	7,684	14.13	14.13	108,755	-	0.75	0.75	26.95	26.95
2018	4,501	11.13	11.13	50,246	-	0.75	0.75	1.00	1.00
2017	4,408	11.02	11.02	48,713	-	0.75	0.75	25.23	25.23
2016	4,638	8.80	8.80	40,951	-	0.75	0.75	(6.28)	(6.28)
MFS® VIT II Research International
2020	33,917	8.58	10.91	369,446	0.02	0.75	1.35	7.92	8.56
2019	34,247	7.95	10.05	335,823	1.26	0.75	1.35	22.31	23.01
2018	33,210	6.50	8.17	270,814	1.04	0.75	1.35	(18.03)	(17.47)
2017	48,085	7.93	9.90	468,608	1.67	0.75	1.35	22.38	23.13
2016	44,416	6.48	8.04	356,609	1.19	0.75	1.35	(5.12)	(4.51)
MFS® VIT Total Return
2020	74,612	12.26	14.24	1,064,096	0.02	0.75	1.35	4.88	5.40
2019	98,690	11.69	13.51	1,334,002	2.26	0.75	1.35	14.95	15.77
2018	116,565	10.17	11.67	1,361,787	1.98	0.75	1.35	(9.84)	(9.39)
2017	145,105	11.28	12.88	1,868,733	2.04	0.75	1.35	7.22	7.96
2016	173,333	10.52	11.93	2,068,519	2.76	0.75	1.35	4.16	4.74
MFS® VIT Utilities
2020	32,833	13.81	20.52	656,606	0.02	0.75	1.35	1.17	1.74
2019	30,738	13.65	20.17	597,248	3.77	0.75	1.35	19.42	20.20
2018	29,300	11.43	16.78	475,313	0.83	0.75	1.35	(3.46)	(2.89)
2017	27,869	11.84	17.28	454,601	4.07	0.75	1.35	9.63	10.27
2016	35,545	10.80	15.67	539,929	2.47	0.75	1.35	6.40	7.11
Morgan Stanley VIF Emerging Markets Equity
2020	45,231	7.76	9.14	411,975	0.01	0.75	1.35	9.45	10.12
2019	57,672	7.09	8.30	478,147	1.13	0.75	1.35	14.54	15.12
2018	64,871	6.19	7.21	467,338	0.45	0.75	1.35	(21.05)	(20.51)
2017	53,845	7.84	9.07	488,045	0.78	0.75	1.35	29.16	29.94
2016	47,182	6.07	6.98	326,150	0.48	0.75	1.35	2.19	2.80

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2020	16,637	12.53	12.53	208,300	0.02	0.75	0.75	5.92	5.92
2019	16,015	11.83	11.83	189,360	1.60	0.75	0.75	17.71	17.71
2018	15,367	10.05	10.05	154,405	1.61	0.75	0.75	(12.68)	(12.68)
2017	11,550	11.51	11.51	132,893	1.28	0.75	0.75	15.33	15.33
2016	5,614	9.98	9.98	55,958	1.38	0.75	0.75	7.20	7.20
Morningstar Balanced ETF Asset Allocation Portfolio
2020	35,142	11.37	11.37	399,397	0.02	0.75	0.75	5.08	5.08
2019	34,669	10.82	10.82	374,943	2.35	0.75	0.75	12.01	12.01
2018	32,222	9.66	9.66	311,167	2.05	0.75	0.75	(9.72)	(9.72)
2017	28,177	10.70	10.70	301,277	1.65	0.75	0.75	9.18	9.18
2016	22,433	9.80	9.80	219,705	1.96	0.75	0.75	4.48	4.48
Morningstar Conservative ETF Asset Allocation Portfolio
2020	17,947	9.81	9.81	175,925	0.03	0.75	0.75	2.62	2.62
2019	4,287	9.56	9.56	40,984	1.98	0.75	0.75	5.52	5.52
2018	4,473	9.06	9.06	40,536	3.53	0.75	0.75	(6.02)	(6.02)
2017	1,034	9.64	9.64	9,958	-	0.75	0.75	2.34	2.34
2016	-	9.42	9.42	-	-	0.75	0.75	0.75	0.75
Morningstar Growth ETF Asset Allocation Portfolio
2020	27,672	12.11	12.11	335,227	0.02	0.75	0.75	5.95	5.95
2019	26,306	11.43	11.43	300,817	1.47	0.75	0.75	15.34	15.34
2018	39,369	9.91	9.91	390,171	2.28	0.75	0.75	(11.44)	(11.44)
2017	13,276	11.19	11.19	148,555	1.46	0.75	0.75	12.92	12.92
2016	2,679	9.91	9.91	26,541	2.32	0.75	0.75	5.65	5.65
Morningstar Income and Growth ETF Asset Allocation Portfolio
2020	20,864	10.62	10.62	221,599	0.02	0.75	0.75	4.42	4.42
2019	20,037	10.17	10.17	203,791	2.13	0.75	0.75	8.77	8.77
2018	19,249	9.35	9.35	180,031	2.04	0.75	0.75	(7.79)	(7.79)
2017	9,694	10.14	10.14	98,292	1.18	0.75	0.75	5.85	5.85
2016	4,727	9.58	9.58	45,237	1.78	0.75	0.75	2.46	2.46

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman AMT Sustainable Equity
2020	28,397	27.17	29.70	844,912	0.00	0.75	1.35	14.16	14.89
2019	30,598	23.80	25.85	792,517	0.29	0.75	1.35	20.26	20.96
2018	31,099	19.79	21.37	665,661	0.18	0.75	1.35	(9.96)	(9.41)
2017	44,365	21.98	23.59	1,047,219	0.34	0.75	1.35	13.07	13.74
2016	44,501	19.44	20.74	923,653	0.55	0.75	1.35	4.97	5.60
PIMCO VIT All Asset
2020	9,453	12.55	13.97	127,932	0.05	0.75	1.35	3.38	4.02
2019	10,732	12.14	13.43	139,840	2.88	0.75	1.35	7.15	7.78
2018	11,554	11.33	12.46	140,075	3.19	0.75	1.35	(9.43)	(8.92)
2017	12,115	12.51	13.68	161,371	4.66	0.75	1.35	8.69	9.35
2016	12,648	11.51	12.51	154,207	2.66	0.75	1.35	8.08	8.78
PIMCO VIT CommodityRealReturn Strategy
2020	41,436	3.73	4.22	171,816	0.07	0.75	1.35	(3.12)	(2.54)
2019	42,263	3.85	4.33	180,578	4.75	0.75	1.35	6.65	7.44
2018	42,915	3.61	4.03	170,993	2.09	0.75	1.35	(17.77)	(17.25)
2017	48,305	4.39	4.87	232,820	9.37	0.75	1.35	(2.23)	(1.62)
2016	60,844	4.49	4.95	297,717	1.09	0.75	1.35	10.32	10.74
PIMCO VIT Emerging Markets Bond
2020	3,539	12.24	12.72	44,961	0.05	0.75	1.35	2.00	2.66
2019	3,771	12.00	12.39	46,674	5.32	0.75	1.35	9.79	10.43
2018	7,469	10.93	11.22	83,521	4.85	0.75	1.35	(8.92)	(8.33)
2017	5,464	12.00	12.24	66,737	6.16	0.75	1.35	5.08	5.70
2016	8,696	11.42	11.58	100,001	7.88	0.75	1.35	8.35	9.04
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2020	33,588	11.69	12.50	419,106	0.06	0.75	1.35	1.04	1.63
2019	48,392	11.57	12.30	594,593	1.86	0.75	1.35	2.39	3.10
2018	52,887	11.30	11.93	630,322	1.31	0.75	1.35	(2.25)	(1.65)
2017	53,160	11.56	12.13	644,421	4.66	0.75	1.35	(1.62)	(1.06)
2016	55,128	11.75	12.26	675,065	1.43	0.75	1.35	2.00	2.59

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Low Duration
2020	68,641	7.60	8.46	580,042	0.01	0.75	1.35	(1.43)	(0.82)
2019	70,418	7.71	8.53	600,015	2.78	0.75	1.35	(0.39)	0.12
2018	64,278	7.74	8.52	546,601	1.86	0.75	1.35	(3.97)	(3.29)
2017	75,415	8.06	8.81	662,703	1.36	0.75	1.35	(3.01)	(2.44)
2016	75,395	8.31	9.03	678,424	1.66	0.75	1.35	(2.92)	(2.27)
PIMCO VIT Real Return
2020	115,435	10.39	11.56	1,334,518	0.01	0.75	1.35	7.00	7.53
2019	130,852	9.71	10.75	1,405,883	1.62	0.75	1.35	3.74	4.47
2018	140,061	9.36	10.29	1,439,778	2.57	0.75	1.35	(6.31)	(5.77)
2017	128,571	9.99	10.92	1,401,561	2.33	0.75	1.35	(0.79)	(0.18)
2016	155,837	10.07	10.94	1,700,812	2.27	0.75	1.35	0.70	1.30
PIMCO VIT Total Return
2020	54,792	10.03	10.03	549,409	0.02	0.75	0.75	4.59	4.59
2019	44,606	9.59	9.59	427,841	2.81	0.75	0.75	4.24	4.24
2018	19,931	9.20	9.20	183,397	2.54	0.75	0.75	(4.27)	(4.27)
2017	23,525	9.61	9.61	226,220	1.94	0.75	0.75	0.95	0.95
2016	25,573	9.52	9.52	243,620	2.64	0.75	0.75	(1.24)	(1.24)
Putnam VT Small Cap Value
2020	911	11.02	11.02	10,045	0.01	0.75	0.75	0.09	0.09
2019	1,774	11.01	11.01	19,534	0.66	0.75	0.75	19.67	19.67
2018	1,702	9.20	9.20	15,662	0.43	0.75	0.75	(22.88)	(22.88)
2017	1,639	11.93	11.93	19,552	0.42	0.75	0.75	3.92	3.92
2016	732	11.48	11.48	8,401	1.09	0.75	0.75	22.78	22.78
Royce Micro-Cap
2020	15,360	10.45	12.60	193,194	-	0.75	1.35	18.48	19.21
2019	15,614	8.82	10.57	164,729	-	0.75	1.35	14.40	15.14
2018	16,658	7.71	9.18	151,455	-	0.75	1.35	(12.88)	(12.40)
2017	18,716	8.85	10.48	191,917	0.63	0.75	1.35	0.68	1.35
2016	20,491	8.79	10.34	210,236	0.68	0.75	1.35	14.60	15.27

Variable Annuity Account B
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest-ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Health Sciences
2020	75,438	21.19	21.19	1,598,905	-	0.75	0.75	24.50	24.50
2019	72,441	17.02	17.02	1,233,406	-	0.75	0.75	23.96	23.96
2018	61,974	13.73	13.73	851,656	-	0.75	0.75	(2.90)	(2.90)
2017	22,885	14.14	14.14	324,122	-	0.75	0.75	22.64	22.64
2016	16,893	11.53	11.53	195,210	-	0.75	0.75	(14.02)	(14.02)
Templeton Developing Markets VIP Fund
2020	17,647	12.15	12.15	214,489	0.06	0.75	0.75	12.81	12.81
2019	19,594	10.77	10.77	210,974	1.00	0.75	0.75	22.11	22.11
2018	17,321	8.82	8.82	152,845	0.89	0.75	0.75	(18.93)	(18.93)
2017	17,711	10.88	10.88	192,806	1.14	0.75	0.75	35.16	35.16
2016	14,145	8.05	8.05	113,876	0.99	0.75	0.75	13.22	13.22
Templeton Global Bond VIP Fund
2020	249,500	7.77	7.77	1,937,727	0.06	0.75	0.75	(8.70)	(8.70)
2019	146,973	8.51	8.51	1,251,558	7.02	0.75	0.75	(1.73)	(1.73)
2018	137,719	8.66	8.66	1,193,640	-	0.75	0.75	(1.81)	(1.81)
2017	128,792	8.82	8.82	1,136,986	-	0.75	0.75	(1.89)	(1.89)
2016	124,241	8.99	8.99	1,117,166	-	0.75	0.75	(0.88)	(0.88)
Western Asset Variable Global High Yield Bond
2020	3,102	12.05	12.13	37,516	0.03	0.75	1.35	2.55	3.15
2019	4,361	11.75	11.76	51,259	4.64	0.75	1.35	9.20	9.80
2018	5,337	10.71	10.76	57,563	3.95	0.75	1.35	(8.27)	(7.67)
2017	7,608	11.60	11.73	89,296	5.41	0.75	1.35	3.81	4.41
2016	6,374	11.11	11.30	72,009	3.57	0.75	1.35	10.46	11.10

Variable Annuity Account B
Notes to Financial Statements (continued)

4. Financial Highlights (continued)
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values.  See Note 2.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.
(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.
5. Subsequent Events
The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PART C
OTHER INFORMATION

Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Certified Resolution of the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017)
(c)(2)	Marketing Organization Agreement (Form 9482 R7‑00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(c)(2)(i)	Amendment to Marketing Organization Agreement – Anti‑Money Laundering Requirement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 13, 2007)
(c)(3)	Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2015)
(c)(4)	Third Party Sales Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed April 28, 2006)
(d)(1)	Individual Contract (Form FSB236 1‑05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 811-21613 (filed November 18, 2004)
(d)(2)	Individual Contract – Unisex (Form FSB236 1‑05U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 811-21613 (filed November 18, 2004)
(d)(3)	Alternate Withdrawal Charge Rider (Form FSB223 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(4)	IRA Endorsement (Form FSB203 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(5)	Roth IRA Endorsement (Form FSB206 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(6)	Guaranteed Minimum Income Benefit Rider (Form FSB240 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(7)	Guaranteed Minimum Withdrawal Benefit Rider (Form FSB241 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(8)	Annual Stepped Up Death Benefit Rider (Form FSB218 10‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed May 28, 2002)
(d)(9)	Credit Enhancement Rider (Form FSB222 7‑02)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed July 19, 2002)
(d)(10)	Asset Allocation Rider (Form FSB225 10‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed May 28, 2002)
(d)(11)	Dollar Cost Averaging Rider (Form FSB226 10‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed May 28, 2002)
(d0(12)	Bonus Credit Endorsement (Form FSB238 7‑02)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed February 28, 2003)

2

Exhibit Number	Description	Location
(d)(13)	Disability Rider (Form FSB220 10‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed May 28, 2002)
(d)(14)	Tax Sheltered Annuity Endorsement (Form FSB202 R2‑97)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑83240 (filed April 30, 1998)
(d)(15)	Loan Endorsement (Form FSB221 10‑01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(e)(1)	Individual Application (Form FSB237 08-13)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2015)
(e)(2)	Application Supplement (Form FSB237 SUPP A 2‑08)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2009)
(e)(3)	Application Supplement (Form FSB237 SUPP B 2‑08)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2009)
f(1)	Declaration and Certificate of Incorporation of First Security Benefit Life Insurance and Annuity Company of New York	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2016)
f(2)	Bylaws of First Security Benefit Life Insurance and Annuity Company of New York	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)
(g)	Automatic Reinsurance Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed December 21, 2004)
(h)(1)	Participation Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed February 21, 2013)
(h)(2)	Participation Agreement – AllianceBernstein	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed December 28, 2012)
(h)(3)	Participation Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(4)	Participation Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 15, 2011)
(h)(5)	Participation Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(6)	Participation Agreement – BlackRock	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 15, 2011)
(h)(7)	Participation Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed February 21, 2013)
(h)(8)	Participation Agreement – Fidelity	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(9)	Participation Agreement – Franklin/Templeton	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)
(h)(10)	Participation Agreement – Ivy	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 30, 2019)
(h)(10)(i)	Participation Agreement – Ivy – Amendment 7	[Filed herewith]
(h)(11)	Participation Agreement – Janus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 28, 2008)

3

Exhibit Number	Description	Location
(h)(12)	Participation Agreement – JPMorgan	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017)
(h)(12)(i)	Participation Agreement – JPMorgan – Amendment 2	[Filed herewith]
(h)(13)	Participation Agreement – Legg Mason	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017)
(h)(14)	Participation Agreement – Lord Abbett	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 15, 2011)
(h)(14)(i)	Participation Agreement – Lord Abbett – Amendment 1	[Filed herewith]
(h)(15)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(16)	Participation Agreement – Morgan Stanley	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2016)
(h)(17)	Participation Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(18)	Participation Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(19)	Participation Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed December 28, 2012)
(h)(20)	Participation Agreement – Royce Capital Fund	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2009)
(h)(20)(i)	Participation Agreement – Royce Capital Fund	[Filed herewith]
(h)(21)	Participation Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(22)	Participation Agreement – SBL Fund	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(23)	Participation Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2013)
(h)(24)	Information Sharing Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(25)	Information Sharing Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed February 21, 2013)
(h)(26)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(27)	Information Sharing Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(28)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(29)	Information Sharing Agreement – Fidelity	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed April 27, 2007)
(h)(30)	Information Sharing Agreement – Franklin/Templeton Distributors, Inc.	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2009)

4

Exhibit Number	Description	Location
(h)(31)	Information Sharing Agreement – Ivy	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed February 21, 2013)
(h)(32)	Information Sharing Agreement – Janus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 27, 2007)
(h)(33)	Information Sharing Agreement – Legg Mason	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2009)
(h)(34)	Information Sharing Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(35)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(36)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(37)	Information Sharing Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed February 21, 2013)
(h)(38)	Information Sharing Agreement – Royce	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(39)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑85592 (filed April 27, 2007)
(h)(40)	Information Sharing Agreement – SBL Fund	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 27, 2007)
(h)(41)	Information Sharing Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 27, 2007)
(i)	Administrative Contracts	Not applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑120600 (filed April 30, 2015)
(l)(1)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(m)	Omitted financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Form of Initial Summary Prospectus	Filed herewith
(p)(1)	Powers of Attorney of Barry G. Ward, John F. Guyot, Michael P. Kiley, Douglas G. Wolff, Katherine P. White, Wayne S. Diviney, Stephen A. Crane, Stephen R. Herbert and Roger S. Offermann	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2016)
(p)(2)	Power of Attorney of John P Wohletz	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017)
(p)(3)	Power of Attorney of Joseph W Wittrock	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)

5

Item 28. Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Michael P. Kiley*	Chief Executive Officer and Director
Douglas G. Wolff*	President and Director
John F. Guyot*	Senior Vice President, General Counsel, Secretary, and Director
Roger S. Offermann*	Senior Vice President, Lead Actuary and Director
Barry G. Ward*	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer and Director
Stephen A. Crane 480 Park Avenue New York, NY 10022	Director
Wayne S. Diviney 9496 Bay Front Drive Norfolk, VA 23518	Director
Stephen R. Herbert 1100 Summer Street Stamford, CT 06905	Director
Katherine P. White 1035 5th Avenue, Apt. 14D New York, NY 10028	Director
Rui Guo*	Vice President and Product Actuary
Carmen R. Hill*	Vice President and Chief Compliance Officer
John R. Keddy*	Vice President, Chief Technology Officer and Chief Information Security Officer
Susan J. Lacey*	Vice President and Controller
Danny D. Purcell*	Vice President and Valuation Actuary
Jeanne R. Slusher*	Vice President and Director of Audit
Christopher D. Swickard*	Vice President, Associate General Counsel and Assistant Secretary
John Wohletz*	Vice President and Chief Accounting Officer
Peggy S. Avey 121 State Street Albany, New York 122072	Second Vice President, Chief Administrative Officer, and Assistant Secretary
*Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, First Security Benefit Life Insurance and Annuity Company of New York (“FSBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of FSBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
123 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
123 West 57th Street Property Owner LLC	DE	100%	by 123 West 57th Street Holdings LLC
125 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Holdings LLC

6

Name	Jurisdiction	Percent of Voting Securities Owned
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
13FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
2525 Atlantic LLC	DE	100%	by Eldridge Charlston LLC
3030 Chain Bridge Road, LLC	DE	90%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	35%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC

7

Name	Jurisdiction	Percent of Voting Securities Owned
AB Wellco, LLC	DE	100%	by Aurify Brands, LLC
Aequitas Estates (Poyle) Ltd	GBR	100%	by GDL (Aylesbury) Ltd
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Alpha Data, LLC	DE	100%	by P-MRC Data, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 10 Fifth Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 708 Third Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ 933 Broadway NY, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Bethesda MD, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Calabasas CA, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Central Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Chevy Chase MD, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Clarendon VA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E53 NY, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ Fashion Island CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC

8

Name	Jurisdiction	Percent of Voting Securities Owned
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
APQ Spring Valley DC, LLC	DE	100%	by LPQ USA, LLC
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Union Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asian Perspective Media, LLC	DE	100%	by Valence APM, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atrium Sports, Inc.	DE	46.39%	by Palmer Portfolio Trust, LLC
Atrium Sports, Ltd.	UK	100%	by Atrium Sports, Inc.
Atrium Sports, Pty. Ltd.	AU	100%	by Atrium Sports, Inc.
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Security Benefit Corporation
Bastille Euro CLO 2020-3 DAC	Ireland	0%	Mgmt. by CBAM CLO Management LLC
Bath Road Properties Ltd.	GBR	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by dcp LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Be Funny When You Can LLC	LA	100%	by A24 Films LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP

9

Name	Jurisdiction	Percent of Voting Securities Owned
BHDM LendCo, LLC	DE	100%	by Cain International LP
Big Week CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Big Week Productions, LLC	CA	100%	by MRC II Holdings, LP
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC
Bilbao-KCI, LLC	DE	90%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by P-MRC Music, LLC
Bird of Paradise LLC	DE	100%	by A24 Films LLC
Blackbrook Capital (Europe) Carry LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	UK	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
Bleeker Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Ltd	GBR	100%	by Bridge Road Southall Ltd
Bridge Road Southall Ltd	GBR	64.3%	by Galliard Developments Ltd
Bridge Road Southall Newco Limited	GBR	61.9%	by Galliard Developments Ltd
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Buda Hills JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 2 GP LLC	DE	100%	by Cain International AM LP
Cain International Equity Fund 2 LP	DE	80%	by Cain International Equity Fund 2 GP LLC
Cain International Equity Fund 2 LP	DE	20%	by CI Founder Partner LP
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC

10

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE LLC	DE	100%	by Capital Integration Systems LLC

11

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS WorldQuant Millennium WMQS GEAE Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	36.17%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Carlostron, LLC	DE	100%	by Media Capital Holdings, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM 2018-5 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-6 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-7, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-10, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-11, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-9, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-12, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-13, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM CLO 2017-1, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-2, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-3, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-4, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO Management Europe, LLC	DE	100%	by CBAM Partners, LLC
CBAM CLO Management LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM MAG Finance, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Galliard (Courchevef PW) LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Security Benefit Corporation
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC

12

Name	Jurisdiction	Percent of Voting Securities Owned
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chesney Park, LLC	DE	100%	by Dayton Funding, LLC
Chubby Panda LLC	DE	100%	by A24 Films LLC
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	49%	by Cain International LP
CI Boston Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Diplomat Holdings LLC	DE	100%	by Cain International LP
CI DMO Holding 2 LLC	DE	100%	by BCM 625 Broadway Holdco LLC
CI DMO Holdings LLC	DE	100%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	99%	by Cain Hoy UK Holdings Limited
CI ExchangeCo Limited	GBR	1%	by Cain Hoy Enterprises (U.K.) Limited
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI Founder Partner GP LLC	DE	100%	by Cain International LP
CI Founder Partner LP	DE	0%	Mgmt. by CI Founder Partner GP LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Milan Limited	GBR	100%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14%	by Cain International LP
CI Sponsor LLC	DE	100%	by Cain International LP
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	49%	by Cain International LP
CI W57th Street Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
Click Records, Inc.	DE	100%	by dcp Holdco I, LLC
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Competitive Socialising Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socializing U.S., LLC	DE	100%	by Competitive Socialising Limited

13

Name	Jurisdiction	Percent of Voting Securities Owned
Convergent Holdings LLC	DE	100%	by SE2 Technologies LLC
Corporate Funding VIII, LLC	DE	100%	by EPH Holdings, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Craneshaw House Limited	GBR	66%	by Galliard Developments Ltd
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Davisville Holdings S.a r.l	LUX	90%	by CIEF1 UK Holdings Limited
Dawn Acres II, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres III, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres IV, LLC	DE	100%	by Security Benefit Corporation
DC Company Music, LLC	CA	100%	by dick clark productions, LLC
dcp Corp.	DE	100%	by dcp Holdco I, LLC
DCP Funding LLC	DE	81.5%	by Valence Media Partners, LLC
DCP Guaranty Services, LLC	DE	100%	by dick clark productions, LLC
dcp Holdco I, LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Mirror Media IP Holdings, LLC
dcp LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by dcp LLC
Dcpl investco, LLC	DE	100%	by dcp LLC
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Features, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Film Group, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Kids, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Media Archives, LLC	CA	100%	by dick clark productions, LLC
dick clark productions, LLC	DE	100%	by dcp LLC
Dick Clark Restaurants, Inc.	DE	100%	by dcp Holdco I, LLC
Digital Media Asset Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by dcp Holdco I, LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC

14

Name	Jurisdiction	Percent of Voting Securities Owned
DS Malecon Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	LUX	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	LUX	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	LUX	100%	by Dynamo Holdings SCSP
E&D PH RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D RE Holdings LLC	DE	49.99%	by Eldridge E&D RE Holdings LLC
E&D W RE 1546 NC HWY 56 LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 1808 MIAMI BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2214 ERIC LANE LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 226 GRAHAM-HOPDALE RD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2423 S CHURCH ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 375 S CHURTON ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 735 MADISON BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 808 E ATLANTIC ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D W RE 1301 MEBANE OAKS RD LLC	DE	100%	by E&D W RE Holdings LLC
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
Earhart Capital, LLC	KS	100%	by Security Benefit Corporation
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
EC 58th Street Holdings II LLC	DE	100%	by EC 58th Street Holdings LLC
EC 58th Street Holdings LLC	DE	100%	by Eldridge 58th Street Holdings LLC
EC 58th Street LLC	DE	100%	by EC 58th Street MezzCo LLC
EC 58th Street MezzCo LLC	DE	100%	by EC 58th Street Holdings II LLC
Echidna Capital LLC	DE	70%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
E-HS Investor II, LLC	DE	100%	by EHSI Holdings II, LLC
E-HS Investor, LLC	DE	100%	by EHSI Holdings, LLC
EHSI Holdings II, LLC	DE	100%	by Dayton Funding, LLC
EHSI Holdings, LLC	DE	100%	by Dayton Funding, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.

15

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 58th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Butterfly Network Holdings, LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Charlston LLC	DE	100%	by Eldridge CHG Holdings LLC
Eldridge CHG Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge E&D RE Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Expensify Holdings LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge HZONS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Industries, LLC	DE	0%	Echidna Capital LLC
Eldridge Industries, LLC	DE	85.36%	by SBT Investors, LLC
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge Industries, LLC

16

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge NPC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge PayActiv Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ROS Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge RV Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge Truebill Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70%	by Palmer Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Ellicott Limited	JEY	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	99%	by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings III LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings III LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89%	by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Ellis Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28%	by Eldridge ELO Funding LLC
E-OZ 2019-1, LLC	DE	98.76%	by EPH, LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	17.2%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	11.29%	by EPH, LLC
Epic Preferred Holdings LLC	DE	25.34%	by Palmer Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Canon Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	36.41%	by Putnam Asset Holdings, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	14.52%	by Arch Portfolio Trust, LLC
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly, LLC	KS	100%	by Security Benefit Corporation
F&B Advisory Company LLC	DE	50%	by Eldridge NPC Holdings LLC

17

Name	Jurisdiction	Percent of Voting Securities Owned
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairlawn Funding, LLC	DE	100%	by Dayton Funding, LLC
False Positive LLC	DE	100%	by A24 Films LLC
Family Secret Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
Farmhold Financial Holdings LLC	DE	50%	by Canon Portfolio Trust, LLC
Farmhold Financial LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Holdings LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Intermediate Holdings LLC	DE	100%	by Farmhold Financial Management Holdings LLC
Farmhold Financial Management LLC	DE	1%	by Farmhold Financial Management Intermediate Holdings LLC
Farmhold Financial Management LLC	DE	99%	by Farmhold Financial Management Holdings LLC
Farmhold Lending LLC	DE	100%	by Farmhold Financial Holdings LLC
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Felix Keane Enterprises LLC	DE	100%	by A24 Films LLC
Fever Lake LLC	LA	100%	by A24 Films LLC
Fever Lake Rights LLC	DE	100%	by A24 Films LLC
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
Fields GC, LLC	NY	56%	by Aurify Brands, LLC
Fifteen Sled Dogs LLC	DE	100%	by A24 Films LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99%	by Film Expo Group Holdings LLC
FilmNation Partners, LLC	DE	20.2%	by MRC II Holdings, LP
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC

18

Name	Jurisdiction	Percent of Voting Securities Owned
FlyEasy Corp.	CAN	100%	by Tuvoli, LLC
Fortwell Capital Limited	GBR	80%	by Cain International II LP
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC
FP Rights LLC	DE	100%	by A24 Films LLC
Free State Funding, LLC	KS	100%	by Security Benefit Corporation
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32%	by Valence FW73, LLC
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by A24 Films LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
G6000-9796 LLC	DE	95%	by SCF Aviation Capital LLC
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
GDL (Aylesbury) Ltd	GBR	51%	by Galliard Developments Ltd
GDL (Birmingham Middleway) Ltd	GBR	66%	by Galliard Developments Ltd
GDL (Cheltenham) Holdings Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	GBR	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	GBR	66%	by Galliard Developments Ltd
GDL (Creekside) Ltd	GBR	52%	by Galliard Developments Ltd
GDL (Kilmorie) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Luton) Developments Ltd	GBR	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Sub 2) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Sub 3) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
Generate Entertainment, LLC	DE	100%	by dcp LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC

19

Name	Jurisdiction	Percent of Voting Securities Owned
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greedy Hippo LLC	DE	100%	by After The Fact LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50%	by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Harsh Times, LLC	DE	30%	by MRC Investments, LLC
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Horizon II Sponsor, LLC	DE	11%	by MRC Horizon II, LLC
Horizon II Sponsor, LLC	DE	14%	by Eldridge HZACS LLC
Horizon III Sponsor, LLC	DE	100%	by Eldridge Industries, LLC
Horizon Sponsor, LLC	DE	15%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hotdog Hands LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
HZONS CI, LLC	DE	0%	Mgmt. by Eldridge HZONS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Jampurchaseco Limited	GBR	100%	by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Square 1892, LLC	KS	100%	by Dayton Funding, LLC
Jessica House Developments Ltd	GBR	95%	by Galliard Developments Ltd
JJ Concepts Limited	GBR	50%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Jonty LLC	DE	100%	by A24 Films LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95%	by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Keemotion Group, Inc.	DE	100%	by Atrium Sports, Inc.

20

Name	Jurisdiction	Percent of Voting Securities Owned
Keemotion LLC	DE	100%	by Synergy Sports, SRL
Keemotion SPRL	Belgium	100%	by Atrium Sports, Inc.
Keshet/dcp LLC	DE	50%	by dcp LLC
Kitewood (Creekside) Limited	GBR	75%	by GDL (Creekside) Limited
KMA Gems LLC	DE	100%	by After The Fact LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	86.2%	by PD Holdings LLC
Krakow Office Park B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
KWCI GP	Ireland	50%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80%	by EKW Holdings IV LLC
Lakewood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB 470 PAS, LLC	DE	100%	by Little Beet, LLC
LB Aventura, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Coconut Grove, LLC	DE	100%	by Little Beet, LLC
LB DC 1212, LLC	NY	100%	by Little Beet, LLC
LB Hanover Square, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Penn, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Rosslyn, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
LBMISF LLC	DE	100%	by A24 Films LLC
LBT Chevy Chase, LLC	NY	100%	by LBT Chicago, LLC
LBT Chicago, LLC	NY	100%	by Little Beet Table, LLC
LBT Greenwich, LLC	NY	100%	by LBT Chicago, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Lebanon 3998, LLC	KS	100%	by Security Benefit Corporation
Life.io Holdco, LLC	DE	100%	by Life.io Holdings, LLC
Life.io Holdings, LLC	DE	100%	by SE2 Holdings, LLC
Life.io, LLC	DE	1%	by Life.io Holdings, LLC
Life.io, LLC	DE	100%	by Lifo.io Holdco, LLC

21

Name	Jurisdiction	Percent of Voting Securities Owned
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98%	by Aurify Brands Holdings, LLC
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
LSB Industries, Inc.	DE	10%	by LSB Funding LLC
LU The Film Limited	GBR	50%	by Fulwell 73 Limited
Make Hay LLC	DE	100%	by A24 Films LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
MAOdcp LLC	DE	50%	by dick clark productions, LLC
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner LLC	DE	50%	by Eldridge Maranon Holdings, LLC
Maranon Capital, L.P.	DE	60.51%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2018-1, Ltd	CYM	0%	Mgmt. by Maranon Management LLC
Maranon Loan Funding 2019-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Loan Funding 2020-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Funding, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund III-A, LP	DE	0%	Mgmt. by Maranon Mezzanine GP III-A, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP III-A, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation

22

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V‑Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V‑Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Maslow’s Group LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Maslow’s UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB Group Holdings LLC	DE	100%	by DS MB Holdings LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
McGlue LLC	DE	100%	by A24 Films LLC
Media Capital Holdings, LLC	DE	100%	by Valence Media Group, LLC
Media Rights Capital II, LLC	DE	100%	by Original Narrative Library, LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
Mellotron, LLC	DE	40%	by Carlostron, LLC
Melt Shop Enterprises International, LLC	NY	100%	by Melt Shop, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow’s Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Microphone Holdings, LLC	DE	80%	by Putnam Asset Holdings, LLC
Microphone Services Holdings, LLC	DE	100%	by Microphone Holdings, LLC
Microphone Services, LLC	DE	1%	by Microphone Services Holdings, LLC
Microphone Services, LLC	DE	99%	by Microphone Holdings, LLC
Microphone, LLC	DE	100%	by Microphone Holdings, LLC
Mill Link Developments Limited	GBR	100%	by Galliard Developments Ltd
Minari LLC	DE	100%	by A24 Films LLC
Minari Rights LLC	DE	100%	by A24 Films LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Mirror Media IP Holdings, LLC	DE	100%	by Valence Media, LLC
Mirrors and Windows Films Inc.	CAN	100%	by A24 Films LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC

23

Name	Jurisdiction	Percent of Voting Securities Owned
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Moon Base LLC	DE	100%	by A24 Films LLC
Morse Code UK Films Limited	UK	100%	by MRC II Holdings, LP
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by dcp LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 210 Joralemon, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 787 Seventh Avenue LLC	NY	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Data Canada, ULC	CAN	100%	by MRC Data, LLC
MRC Data Holdings, LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC Data UK Limited	UK	100%	by MRC Data, LLC
MRC Data, LLC	DE	100%	by P-MRC Data, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by Media Capital Holdings, LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Media Holdings LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS 135 Fourth Avenue, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS MOA, LLC	NY	100%	by Melt Shop, LLC
MS Newport Center, LLC	NY	100%	by Melt Shop, LLC
MS Rockaway, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass I, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC

24

Name	Jurisdiction	Percent of Voting Securities Owned
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
Music Business Worldwide Limited (UK)	UK	50%	by MRC Media Holdings LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
No Commas LLC	DE	100%	by A24 Films LLC
Nolensville Invest S.L.	Spain	100%	by Pleasant Invest S.L.
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
North Woolwich Road Developments Limited	GBR	30%	by Galliard Developments Ltd
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NPC Holdings, Inc.	DE	99.44%	by NPC Restaurant Holdings II LLC
NPC International Holdings, LLC	DE	100%	by NPC Holdings, Inc.
NPC International, Inc.	DE	100%	by NPC Restaurant Holdings, LLC
NPC Operating Company B, Inc.	KS	100%	by NPC International, Inc.
NPC QB LLC	DE	100%	by NPC International, Inc.
NPC Quality Burgers, Inc.	KS	100%	by NPC International, Inc.
NPC RE Holdings LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings I LLC	DE	49.99%	by Eldridge NPC Holdings LLC
NPC Restaurant Holdings II LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings, LLC	DE	100%	by NPC International Holdings, LLC
NZC Capital LLC	DE	80.5%	by Todd L. Boehly, Individual
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
On The Rocks LLC	DE	100%	by After The Fact LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oneida Portfolio Trust, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Operation Mongoose LLC	DE	50%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50%	by Galliard Developments Ltd
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
Over The Hill Pictures LLC	DE	100%	by A24 Films LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palio Funding 2, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Pallazzo Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions Limited	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1%	by Panagram Services Holdings, LLC
Panagram Services, LLC	DE	99%	by Panagram Holdings, LLC
25

Name	Jurisdiction	Percent of Voting Securities Owned
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
PayActiv, Inc.	DE	13.12%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pink Freud LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	UK	11.62%	by Eldridge Pixion Funding LLC
Pleasant Invest S.L.	Spain	100%	by Davisville Holdings S.a r.l
P-MRC Data, LLC	DE	50%	by MRC Data Holdings, LLC
P-MRC Holdings, LLC	DE	30%	by MRC Media Holdings LLC
P-MRC Music, LLC	DE	100%	by MRC Media Holdings LLC
Post Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Powder Keg Farms Limited	New Zealand	100%	by Over The Hill Pictures LLC
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Security Benefit Corporation
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
PrivateFly, LLC	DE	100%	by PrivateFly Limited
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
Queens LLC	DE	100%	by After The Fact LLC
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Ramy Rights LLC	DE	100%	by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Rhapsody Acquisition Corporation	CYM	100%	by CI Sponsor LLC
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	78.52%	by Eldridge Industries, LLC
Ridge Media Holdings, LLC	DE	21.48%	by Arch Portfolio Trust, LLC
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rolling Stone Licensing, LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by P-MRC Music, LLC
Rolling Stone, LLC	DE	100%	by Rolling Stone Media, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	50%	by Roman 1 Sarl

26

Name	Jurisdiction	Percent of Voting Securities Owned
Roman SNC	France	50%	by Roman 2 Sarl
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty LLC	DE	100%	by A24 Ventures LLC
S(LSV) LLC	NV	100%	by Competitive Socializing U.S., Inc.
S(WDC) LLC	DC	100%	by Competitive Socializing U.S., Inc.
S(WMB) LLC	NY	100%	by Competitive Socializing U.S., Inc.
Sager House (Almedia) Limited	GBR	92.5%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sarena Holdings Ltd	GBR	100%	by Galliard Developments Ltd
Sarena House LLP	GBR	50%	by Sarena Holdings Ltd
Saving The World LLC	DE	100%	by A24 Films LLC
Saving The World Rights LLC	DE	100%	by A24 Films LLC
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC

27

Name	Jurisdiction	Percent of Voting Securities Owned
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
SCF Servicing Company LLC	DE	99%	by SCF Funding LLC
SE2 Digital Service LLP	India	99.9999%	by SE2 Holdings, LLC
SE2 Digital Service LLP	India	0.0001%	by se2, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
SE2 Holdings, LLC	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	Ireland	100%	by SE2 Holdings, LLC
SE2 Technologies LLC	DE	100%	by SE2 Holdings, LLC
se2, LLC	KS	100%	by SE2 Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.841%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
Sensory Impact Group, LLC	DE	73%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, LLC	DE	100%	by Aurify Brands, LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Corporation
Shelter At Home LLC	DE	100%	by A24 Films LLC
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	80%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	UK	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by MRC Media Holdings LLC
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC

28

Name	Jurisdiction	Percent of Voting Securities Owned
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Starbones Ltd	GBR	80%	by GDL (Chiswick) LLP
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC
StarVista Management LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20%	by Media Capital Holdings, LLC
Stewart Street Productions, LLC	DE	100%	by dcp LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	80.7%	by Three L Finance Holdings, LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by A24 Films LLC
Sugar 23 Technology Holdings LLC	DE	100%	by Sugar23, Inc.
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing U.S., Inc.
Synergy Sports Technology, LLC	AZ	100%	by Atrium Sports, Inc.
Synergy Sports, SRL	Belgium	100%	by Keemotion Group, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TG Acquisitions Limited	GBR	100%	by South Audley Street LLP
The Allbright Group LA, LLC	CA	100%	by The Allbright Group US, LLC
The Allbright Group Limited	GBR	0%	Board rights held by CH Capital A Holdings LLC
The Allbright Group US, LLC	DE	100%	by The Allbright Group Limited
The Hollywood Reporter, LLC	DE	100%	by MRC Media Holdings LLC
The Humans Rights LLC	DE	100%	by A24 Films LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust

29

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50%	by Sensory Impact Group, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Toil and Trouble Productions LLC	DE	100%	by A24 Films LLC
Toil and Trouble Rights LLC	DE	100%	by A24 Films LLC
Topeka Grand Hotels, LLC	DE	37%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85%	by CI Boston Holdings LLC
Triple8, LLC	KS	100%	by Security Benefit Corporation
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
Truth Mobile LLC	DE	100%	by A24 Films LLC
TS Hotel Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
Tumbleweed Funding LLC	KS	100%	by Dayton Funding, LLC

30

Name	Jurisdiction	Percent of Voting Securities Owned
Tuvoli, LLC	DE	100%	by Epic Aero, Inc.
Twenty Years LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
University Club Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
Upstate Riot, LLC	CA	100%	by MRC Documentary, L.P.
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence APM, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99%	by Valence Media Partners, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media Partners, LLC	DE	38.31%	by Ridge Media Holdings, LLC
Valence Media Partners, LLC	DE	4.64%	by Mason Portfolio Trust, LLC
Valence Media Partners, LLC	DE	22.5%	by SBT Media Holdings, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Variety Business Intelligence, LLC	DE	100%	by P-MRC Data, LLC
Variety Media, LLC	DE	100%	by MRC Media Holdings LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by P-MRC Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Volare Acquisitions, Limited	Ireland	49%	by Flexjet Limited
Volo Sicuro, LLC	DE	5.93%	by Epic Aero, Inc.
Volo Sicuro, LLC	DE	19.77%	by Eldridge VS, LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50%	by Galliard Developments Ltd
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Yang Rights LLC	DE	100%	by A24 Films LLC
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC

First Security Benefit Life Insurance and Annuity Company of New York is also the depositor of the following separate accounts: T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York and Variable Annuity Account A.As depositor of the separate accounts, FSBL might be deemed to control them.
31

Item 30. Indemnification
Article IX, Section 1(a) of the By-laws of First Security Benefit Life Insurance and Annuity Company of New York includes the following provision:
The Corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the Corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the Corporation, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the Corporation, or (ii) is or was serving, at the request of the Corporation, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as  a result of or in connection with any Proceeding, except as provided in Subsection (b) below.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnifi-cation is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnifi-cation by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a)(1)
Security Distributors, LLC (“SDL”) acts as principal underwriter of the Contracts issued under Variable Annuity Account B, which includes SecureDesigns Variable Annuity and AdvanceDesigns Variable Annuity.

(a)(2)	SDL also acts as principal underwriter for:
Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York
(a)(3)	In addition, SDL acts as principal underwriter for the following separate accounts of Security Benefit Life Insurance Company:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
SBL Variable Annuity Account VIII (Variflex Extra Credit)
SBL Variable Annuity Account VIII (Variflex LS)
SBL Variable Annuity Account VIII (Variflex Signature)
SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
32

SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account
(a)(4)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G Byrnes	President and Head of Distribution
	Tom Y. Wang	Treasurer
	Yolande C. Nichols	Chief Compliance Officer
	Justin Jacquinot	Senior Vice President, Direct Relationships
	James J. Kiley	Senior Vice President, Education Markets
	Michael T. Maghini	Senior Vice President
	Michael K. Reidy	Senior Vice President
	Mark W. Turner	Senior Vice President, Education Markets
	Kevin M. Watt	Senior Vice President
	Kurt E. Auleta	Vice President, Sales Operations
	Christopher D. Swickard	Vice President, and Secretary
	Donald A. Wiley	Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$122,909[1]	$7,856[2]	$0	N/A

1    FSBL pays commissions to selling broker-dealers through SDL.  This is the amount paid to SDL in connection with all Contracts sold through the Separate Account.  SDL passes through to the selling broker-dealers all such amounts.
2    A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is passed through to FSBL.

Item 32.   Location of Accounts and Records
[Omitted]
Item 33.   Management Services
All management contracts are discussed in Part A or Part B.
Item 34. Fee Representation and Other Representations
Fee Representation
First Security Benefit Life Insurance and Annuity Company of New York represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
33

Other Representations
(a)
Depositor represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

34

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April 2021.

First Security Benefit Life Insurance and Annuity Company of New York (The Depositor)
By:	*
Michael P. Kiley, Chairman of the Board and Chief Executive Officer

First Security Benefit Life Insurance and Annuity Company of New York Variable Annuity Account B (The Registrant)
By:	*
Michael P. Kiley, Chairman of the Board and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April [    ], 2021.

SIGNATURES AND TITLES
By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer and Director
By:	*
Roger S. Offermann, Senior Vice President, Lead Actuary, and Director
By:	*
Douglas G. Wolff, President and Director
By:	*
Stephen A. Crane, Director
By:	*
Wayne S. Diviney, Director
By:	*
Stephen R. Herbert, Director
By:	*
Katherine P. White, Director
*By:	/S/ Chris Swickard
Chris Swickard, as Attorney-in-Fact

35

EXHIBIT INDEX

(l)	Consent of Independent Registered Public Accounting Firm
(o)	Form of Initial Summary Prospectus

H(10)(i)	Participation Agreement – Ivy – Amendment 7

H(12)(i)	Participation Agreement – JPMorgan – Amendment 2
H(14)(i)	Participation Agreement – Lord Abbett – Amendment 1
H(20)(i)	Participation Agreement – Royce Capital Fund
36